UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Asset Allocation Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Columbia Asset Allocation Fund, Variable Series seeks total return, consisting of current income and long-term capital appreciation.

Colin Moore has co-managed the fund since May 2008. Anwiti Bahuguna, PhD, Kent M. Peterson, PhD and Marie M. Schofield have co-managed the fund since February 2009. They are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with experience in that class.

Summary

For the 12-month period that ended December 31, 2009, Columbia Asset Allocation Fund, Variable Series outperformed the average return of the funds in its peer group, the Lipper VUF Mixed-Asset Target Allocation Moderate Funds Classification.1 Its performance was significantly higher than the blended return of its two benchmarks, the S&P 500 Index and Barclays Capital Aggregate Bond Index, on a 60/40 basis.2 Strategic shifts within asset classes and strong performance from managers of several key fund segments aided performance.

Equities bolstered performance – and exposure reduced

In a stock market rally that lasted from March through the end of the year, equities bolstered the fund's returns. Midway through the year, the fund's management team reduced exposure to large caps and increased exposure to small caps, a tactical move that generated mixed results. While small caps generated solid 20%+ returns, they underperformed large-cap growth and mid-cap growth and value for the year. However, the fund's small-cap value position outperformed its index by a solid margin, which enhanced returns. The fund's large-cap value position also outperformed its index, as did the fund's international allocation. Near the end of the year, we reduced exposure to small caps and to other segments of the equity markets. At the end of the year, the fund's equity weight was "neutral" relative to its target allocation.

Fixed income moves generated positive results

Fund performance benefited from a decision to double the position in high-yield bonds, which outperformed equities by a substantial margin. The fund's high-yield position returned 37.91%, just short of the return of the JPMorgan Developed BB High Yield Index, which gained 39.64%. We also expanded the fund's exposure to investment-grade bonds, which had the benefit of strong management. The fund's investment-grade position outpaced its benchmark by nearly seven percentage points. Within investment-grade fixed income, the manager focused on non-Treasury sectors, which rebounded strongly as investor sentiment improved.

TIPS added for diversification

During the year, the Board of Trustees approved a change to the fund's principal investment strategies, allowing for certain additional asset classes. In this regard, we established a position in Treasury Inflation-Protected Securities (TIPS), which were solid performers. They underperformed equities for the year, but we believe that the position enhances the fund's asset class diversification in an environment of continued uncertainty. TIPS have a relatively low historical correlation to stocks and bonds.

Looking ahead

After a strong 2009, both stocks and bonds appear to be fairly valued, and it is not clear that there are huge gains to be made in the short term. The unusual nature of the recent recession – driven by a financial crisis – leads us to believe that the economy will recover at a relatively slow pace. We expect the imbalances created by a housing market decline, excessive debt levels and the near absence of credit to adjust slowly, as consumers rebuild their balance sheets, reduce debt and curb spending. Housing and home prices appear to be in a bottoming phase. Credit tightening has begun to reverse, although lending standards will remain stringent. And inflation is likely to remain under control, at least in the near term, as the gap between output and consumption remains. Against this backdrop, our decision to bring equities and fixed-income holdings in line with their neutral allocation targets reflects a cautious outlook for 2010. However, it appears that the Fed may have succeeded in engineering growth that is self-sustaining – which makes us more optimistic about the longer term.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (01/01/89)	24.00	2.94	1.97
Class B (06/01/00)	23.79	2.78	1.80
S&P 500 Index	26.46	0.42	-0.95
Barclays Capital Aggregate Bond Index	5.93	4.97	6.33

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	9.32	11.08
Class B	9.27	11.02

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.87
Class B	1.12

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,162.70	1,021.17	4.36	4.08	0.80
Class B	1,000.00	1,000.00	1,161.40	1,020.42	5.18	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—50.3%
Consumer Discretionary—5.9%
Auto Components—0.3%
BorgWarner, Inc.	1,200	$39,864
Bridgestone Corp.	20,300	355,744
		395,608
Automobiles—0.2%
Suzuki Motor Corp.	8,800	216,085
Distributors—0.2%
CFAO SA (a)	591	24,290
Li & Fung Ltd.	42,000	172,046
		196,336
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	300	18,174
Brink's Home Security Holdings, Inc. (a)	440	14,362
New Oriental Education & Technology Group, ADR (a)	240	18,146
Regis Corp.	680	10,588
Sotheby's	390	8,767
		70,037
Hotels, Restaurants & Leisure—1.4%
Ameristar Casinos, Inc.	1,000	15,230
Bally Technologies, Inc. (a)	500	20,645
Benihana, Inc., Class A (a)	1,220	4,624
Bob Evans Farms, Inc.	440	12,738
Carnival Corp. (a)	7,700	244,013
Carnival PLC (a)	5,641	192,632
CEC Entertainment, Inc. (a)	270	8,618
Ctrip.com International Ltd., ADR (a)	2,445	175,698
DineEquity, Inc. (a)	830	20,161
International Game Technology	6,372	119,602
Jack in the Box, Inc. (a)	370	7,278
Las Vegas Sands Corp. (a)	4,390	65,587
McDonald's Corp.	2,202	137,493
Red Robin Gourmet Burgers, Inc. (a)	420	7,518
Royal Caribbean Cruises Ltd. (a)	2,225	56,248
Scientific Games Corp., Class A (a)	1,150	16,732
Starbucks Corp. (a)	8,570	197,624
Starwood Hotels & Resorts Worldwide, Inc.	11,503	420,665
Vail Resorts, Inc. (a)	360	13,608
Wynn Resorts Ltd. (a)	285	16,595
		1,753,309
Household Durables—0.1%
American Greetings Corp., Class A	410	8,934
Cavco Industries, Inc. (a)	262	9,411
CSS Industries, Inc.	480	9,331
D.R. Horton, Inc.	9,175	99,732
Garmin Ltd.	595	18,267
Tempur-Pedic International, Inc. (a)	880	20,794
Tupperware Brands Corp.	350	16,300
		182,769

	Shares	Value
Internet & Catalog Retail—0.4%
Amazon.com, Inc. (a)	2,460	$330,919
Expedia, Inc. (a)	695	17,868
HSN, Inc. (a)	440	8,884
NetFlix, Inc. (a)	355	19,575
priceline.com, Inc. (a)	245	53,533
Rakuten, Inc.	112	85,131
		515,910
Leisure Equipment & Products—0.0%
Brunswick Corp.	704	8,948
Hasbro, Inc.	1,350	43,281
Jakks Pacific, Inc. (a)	620	7,514
		59,743
Media—0.7%
DIRECTV, Class A (a)	4,600	153,410
DISH Network Corp., Class A (a)	1,400	29,078
DreamWorks Animation SKG, Inc., Class A (a)	740	29,563
Imax Corp. (a)	560	7,448
Knology, Inc. (a)	4,091	44,796
Lamar Advertising Co., Class A (a)	1,160	36,064
LodgeNet Interactive Corp. (a)	2,750	15,208
McGraw-Hill Companies, Inc.	900	30,159
Reed Elsevier NV	26,546	325,721
Scholastic Corp.	350	10,441
Viacom, Inc., Class B (a)	5,660	168,272
WPP PLC	547	5,341
		855,501
Multiline Retail—1.0%
J.C. Penney Co., Inc.	16,020	426,292
Nordstrom, Inc.	12,740	478,769
Target Corp.	6,480	313,438
		1,218,499
Specialty Retail—1.2%
Abercrombie & Fitch Co., Class A	505	17,599
Advance Auto Parts, Inc.	620	25,098
America's Car-Mart, Inc. (a)	396	10,427
American Eagle Outfitters, Inc.	1,600	27,168
AnnTaylor Stores Corp. (a)	963	13,135
Best Buy Co., Inc.	2,680	105,753
Chico's FAS, Inc. (a)	1,280	17,984
Christopher & Banks Corp.	1,220	9,296
Finish Line, Inc., Class A	890	11,170
Foot Locker, Inc.	3,500	38,990
GameStop Corp., Class A (a)	4,578	100,441
Group 1 Automotive, Inc. (a)	464	13,154
Guess?, Inc.	605	25,591
hhgregg, Inc. (a)	650	14,320
J Crew Group, Inc. (a)	390	17,449
Lowe's Companies, Inc.	21,440	501,482
Men's Wearhouse, Inc.	528	11,120
O'Reilly Automotive, Inc. (a)	3,150	120,078
OfficeMax, Inc. (a)	1,820	23,096
Pacific Sunwear of California, Inc. (a)	4,044	16,095

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
Pier 1 Imports, Inc. (a)	3,290	$16,746
Rent-A-Center, Inc. (a)	809	14,335
Shoe Carnival, Inc. (a)	541	11,074
Staples, Inc.	7,340	180,491
Tiffany & Co.	655	28,165
TJX Companies, Inc.	690	25,219
Ulta Salon Cosmetics & Fragrance, Inc. (a)	720	13,075
Urban Outfitters, Inc. (a)	1,085	37,964
Vitamin Shoppe, Inc. (a)	299	6,650
		1,453,165
Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc.	520	18,996
Deckers Outdoor Corp. (a)	355	36,110
Fossil, Inc. (a)	650	21,814
Hanesbrands, Inc. (a)	1,755	42,313
Iconix Brand Group, Inc. (a)	2,200	27,830
Jones Apparel Group, Inc.	1,000	16,060
LVMH Moet Hennessy Louis Vuitton SA	1,754	196,943
Movado Group, Inc.	730	7,096
Phillips-Van Heusen Corp.	190	7,729
Polo Ralph Lauren Corp.	250	20,245
True Religion Apparel, Inc. (a)	640	11,834
Warnaco Group, Inc. (a)	450	18,985
Wolverine World Wide, Inc.	260	7,077
		433,032
Consumer Staples—4.7%
Beverages—0.8%
Central European Distribution Corp. (a)	665	18,893
Diageo PLC, ADR	4,708	326,782
Fomento Economico Mexicano SAB de CV, ADR	925	44,289
PepsiCo, Inc.	6,230	378,784
United Spirits Ltd.	6,097	163,344
		932,092
Food & Staples Retailing—0.9%
Casey's General Stores, Inc.	810	25,855
Costco Wholesale Corp.	2,830	167,451
Ruddick Corp.	330	8,491
Safeway, Inc.	835	17,777
Spartan Stores, Inc.	428	6,116
Tesco PLC	37,792	259,662
Wal-Mart Stores, Inc.	6,710	358,650
Walgreen Co.	5,710	209,671
Weis Markets, Inc.	500	18,180
		1,071,853
Food Products—0.8%
American Italian Pasta Co., Class A (a)	719	25,014
Corn Products International, Inc.	575	16,807
Darling International, Inc. (a)	2,448	20,514
Dean Foods Co. (a)	1,475	26,609

	Shares	Value
Fresh Del Monte Produce, Inc. (a)	789	$17,437
General Mills, Inc.	2,110	149,409
H.J. Heinz Co.	1,090	46,608
J.M. Smucker Co.	6,550	404,463
Nestle SA, Registered Shares	7,160	347,853
		1,054,714
Household Products—0.8%
Central Garden & Pet Co., Class A (a)	1,940	19,284
Clorox Co.	825	50,325
Procter & Gamble Co.	12,670	768,182
Reckitt Benckiser Group PLC	3,613	195,744
		1,033,535
Personal Products—0.5%
Avon Products, Inc.	11,466	361,179
Estee Lauder Companies, Inc., Class A	2,235	108,085
Herbalife Ltd.	430	17,445
Mead Johnson Nutrition Co., Class A	1,730	75,601
Nu Skin Enterprises, Inc., Class A	460	12,360
		574,670
Tobacco—0.9%
Japan Tobacco, Inc.	145	489,253
Philip Morris International, Inc.	14,099	679,431
		1,168,684
Energy—4.6%
Energy Equipment & Services—1.2%
Core Laboratories N.V.	165	19,490
Dawson Geophysical Co. (a)	300	6,933
Diamond Offshore Drilling, Inc.	360	35,431
Gulf Island Fabrication, Inc.	470	9,884
Halliburton Co.	10,550	317,449
Lufkin Industries, Inc.	130	9,516
Matrix Service Co. (a)	720	7,668
Nabors Industries Ltd. (a)	21,640	473,700
National-Oilwell Varco, Inc.	410	18,077
Noble Corp.	975	39,683
Patterson-UTI Energy, Inc.	560	8,596
Pioneer Drilling Co. (a)	1,428	11,281
Pride International, Inc. (a)	1,150	36,697
Schlumberger Ltd.	1,950	126,925
T-3 Energy Services, Inc. (a)	380	9,690
TGC Industries, Inc. (a)	803	3,140
Tidewater, Inc.	240	11,508
Transocean Ltd. (a)	4,135	342,378
Union Drilling, Inc. (a)	1,285	8,031
		1,496,077
Oil, Gas & Consumable Fuels—3.4%
Alpha Natural Resources, Inc. (a)	9,465	410,592
Apache Corp.	6,710	692,271
Arena Resources, Inc. (a)	410	17,679
Atlas Energy, Inc.	530	15,990
Berry Petroleum Co., Class A	310	9,036

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
BG Group PLC	19,942	$357,117
Cabot Oil & Gas Corp.	1,075	46,859
Cairn Energy PLC (a)	47,397	252,587
Chevron Corp.	5,300	408,047
Cimarex Energy Co.	170	9,005
Comstock Resources, Inc. (a)	470	19,068
Concho Resources, Inc. (a)	974	43,733
Contango Oil & Gas Co. (a)	280	13,163
Continental Resources, Inc. (a)	499	21,402
Denbury Resources, Inc. (a)	1,270	18,796
EOG Resources, Inc.	1,800	175,140
EXCO Resources, Inc.	885	18,789
Exxon Mobil Corp.	4,337	295,740
Forest Oil Corp. (a)	310	6,897
Frontline Ltd.	725	19,807
GMX Resources, Inc. (a)	689	9,467
Holly Corp.	400	10,252
Karoon Gas Australia Ltd. (a)	12,246	115,067
Marathon Oil Corp.	1,555	48,547
Mariner Energy, Inc. (a)	740	8,591
Newfield Exploration Co. (a)	575	27,732
Occidental Petroleum Corp.	7,900	642,665
Peabody Energy Corp.	1,187	53,664
PetroHawk Energy Corp. (a)	1,015	24,350
Petroleo Brasileiro SA, ADR	2,200	104,896
Resolute Energy Corp. (a)	760	8,755
SandRidge Energy, Inc. (a)	2,055	19,379
Stone Energy Corp. (a)	1,259	22,725
Swift Energy Co. (a)	500	11,980
Williams Companies, Inc.	15,625	329,375
		4,289,163
Financials—7.7%
Capital Markets—1.7%
Affiliated Managers Group, Inc. (a)	395	26,603
Ameriprise Financial, Inc.	1,750	67,935
Credit Suisse Group AG, Registered Shares	5,381	265,020
Evercore Partners, Inc., Class A	411	12,495
FBR Capital Markets Corp. (a)	1,096	6,773
Federated Investors, Inc., Class B	273	7,508
Goldman Sachs Group, Inc.	4,120	695,621
Greenhill & Co., Inc.	100	8,024
Investment Technology Group, Inc. (a)	665	13,101
Janus Capital Group, Inc.	1,656	22,273
Mass Financial Corp., Class A (a)	1,170	10,881
Morgan Stanley	15,790	467,384
optionsXpress Holdings, Inc.	480	7,416
Piper Jaffray Companies, Inc. (a)	230	11,640
Raymond James Financial, Inc.	399	9,484
State Street Corp.	2,630	114,510
Stifel Financial Corp. (a)	425	25,177
T. Rowe Price Group, Inc.	3,635	193,564
TD Ameritrade Holding Corp. (a)	1,400	27,132
Waddell & Reed Financial, Inc., Class A	2,296	70,120
		2,062,661

	Shares	Value
Commercial Banks—2.3%
BancFirst Corp.	292	$10,816
Banco Santander SA	18,388	302,113
BancTrust Financial Group, Inc.	870	2,497
BB&T Corp.	8,950	227,061
BNP Paribas	3,036	239,582
Bryn Mawr Bank Corp.	538	8,118
Chemical Financial Corp.	750	17,685
City National Corp.	775	35,340
Columbia Banking System, Inc.	659	10,663
Comerica, Inc.	1,575	46,573
Community Trust Bancorp, Inc.	406	9,927
Cullen/Frost Bankers, Inc.	975	48,750
Fifth Third Bancorp.	12,750	124,312
First Citizens BancShares, Inc., Class A	113	18,533
First Commonwealth Financial Corp.	2,457	11,425
First Financial Corp. Indiana	469	14,314
First National Bank of Alaska	6	10,350
Investors Bancorp, Inc. (a)	984	10,765
Merchants Bancshares, Inc.	485	10,980
Mitsubishi UFJ Financial Group, Inc.	63,500	310,908
Northfield Bancorp, Inc.	712	9,626
Northrim BanCorp, Inc.	581	9,807
Pinnacle Financial Partners, Inc. (a)	1,117	15,884
PNC Financial Services Group, Inc.	3,565	188,196
Societe Generale	3,834	265,284
SVB Financial Group (a)	908	37,855
TCF Financial Corp.	3,825	52,097
U.S. Bancorp	17,993	405,022
Wells Fargo & Co.	14,374	387,954
West Coast Bancorp	710	1,491
Whitney Holding Corp.	1,030	9,383
Zions Bancorporation	6,300	80,829
		2,934,140
Consumer Finance—0.4%
American Express Co.	10,100	409,252
Cash America International, Inc.	580	20,277
Discover Financial Services	3,191	46,939
		476,468
Diversified Financial Services—0.7%
IntercontinentalExchange, Inc. (a)	195	21,899
JPMorgan Chase & Co.	20,406	850,318
Medallion Financial Corp.	922	7,533
Moody's Corp.	485	12,998
Pico Holdings, Inc. (a)	210	6,873
Portfolio Recovery Associates, Inc. (a)	624	28,005
		927,626
Insurance—1.1%
ACE Ltd. (a)	4,600	231,840
American Safety Insurance Holdings Ltd. (a)	67	968
AON Corp.	500	19,170
Assured Guaranty Ltd.	900	19,584

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
Axis Capital Holdings Ltd.	7,450	$211,655
Baldwin & Lyons, Inc., Class B	480	11,813
Catlin Group Ltd.	18,386	100,867
CNA Surety Corp. (a)	840	12,508
EMC Insurance Group, Inc.	526	11,314
FBL Financial Group, Inc. Class A	670	12,408
First Mercury Financial Corp.	891	12,216
Harleysville Group, Inc.	290	9,219
Horace Mann Educators Corp.	1,080	13,500
Lincoln National Corp.	800	19,904
National Western Life Insurance Co., Class A	57	9,896
Navigators Group, Inc. (a)	246	11,589
Platinum Underwriters Holdings Ltd.	190	7,275
Prudential Financial, Inc.	8,736	434,703
Reinsurance Group of America, Inc.	1,525	72,666
RLI Corp.	214	11,396
Safety Insurance Group, Inc.	460	16,666
Stewart Information Services Corp.	700	7,896
United America Indemnity Ltd., Class A (a)	2,977	23,578
United Fire & Casualty Co.	791	14,420
XL Capital Ltd., Class A	6,650	121,895
		1,418,946
Real Estate Investment Trusts (REITs)—0.9%
Alexandria Real Estate Equities, Inc.	600	38,574
Boston Properties, Inc.	400	26,828
DCT Industrial Trust, Inc.	2,358	11,837
DiamondRock Hospitality Co.	1,840	15,585
Digital Realty Trust, Inc.	485	24,386
DuPont Fabros Technology, Inc.	768	13,816
Equity Residential Property Trust	3,875	130,897
Franklin Street Properties Corp.	1,038	15,165
Getty Realty Corp.	350	8,236
Home Properties, Inc.	274	13,073
Host Hotels & Resorts, Inc. (a)	2,403	28,043
National Health Investors, Inc.	446	16,498
National Retail Properties, Inc.	740	15,703
Nationwide Health Properties, Inc.	540	18,997
Plum Creek Timber Co., Inc.	5,410	204,282
Potlatch Corp.	590	18,809
ProLogis	1,450	19,851
Rayonier, Inc.	4,300	181,288
Simon Property Group, Inc.	2,783	222,083
Starwood Property Trust, Inc.	570	10,767
Sun Communities, Inc.	359	7,090
Sunstone Hotel Investors, Inc. (a)	1,491	13,240
Universal Health Realty Income Trust	390	12,492
Urstadt Biddle Properties, Inc., Class A	730	11,147
Vornado Realty Trust	509	35,599
		1,114,286

	Shares	Value
Real Estate Management & Development—0.2%
Avatar Holdings, Inc. (a)	523	$8,896
CB Richard Ellis Group, Inc., Class A (a)	1,740	23,612
Maui Land & Pineapple Co., Inc. (a)	388	2,153
Sino-Ocean Land Holdings Ltd.	172,500	158,001
		192,662
Thrifts & Mortgage Finance—0.4%
Bank Mutual Corp.	1,946	13,466
BankFinancial Corp.	1,162	11,504
Beneficial Mutual Bancorp, Inc. (a)	1,376	13,540
Brookline Bancorp, Inc.	1,380	13,676
Clifton Savings Bancorp, Inc.	873	8,180
ESSA Bancorp, Inc.	594	6,950
Home Federal Bancorp, Inc.	1,145	15,240
Housing Development Finance Corp., Ltd.	6,394	368,513
People's United Financial, Inc.	1,105	18,453
TrustCo Bank Corp. NY	1,220	7,686
United Financial Bancorp, Inc.	690	9,046
Washington Federal, Inc.	720	13,925
Westfield Financial, Inc.	1,470	12,127
		512,306
Health Care—6.1%
Biotechnology—0.9%
Alexion Pharmaceuticals, Inc. (a)	749	36,566
Alkermes, Inc. (a)	1,750	16,468
Amgen, Inc. (a)	2,475	140,011
BioMarin Pharmaceuticals, Inc. (a)	991	18,641
Celgene Corp. (a)	4,060	226,061
CSL Ltd.	6,145	178,771
Dendreon Corp. (a)	1,025	26,937
Gilead Sciences, Inc. (a)	2,460	106,469
Human Genome Sciences, Inc. (a)	1,109	33,935
Immunogen, Inc. (a)	1,186	9,322
Incyte Corp. Ltd. (a)	740	6,741
Isis Pharmaceuticals, Inc. (a)	1,090	12,099
Martek Biosciences Corp. (a)	570	10,796
Onyx Pharmaceuticals, Inc. (a)	1,383	40,577
Regeneron Pharmaceuticals, Inc. (a)	950	22,971
Rigel Pharmaceuticals, Inc. (a)	1,181	11,231
Savient Pharmaceuticals, Inc. (a)	809	11,011
Seattle Genetics, Inc. (a)	1,640	16,662
Talecris Biotherapeutics Holdings Corp. (a)	782	17,415
Theravance, Inc. (a)	360	4,705
United Therapeutics Corp. (a)	308	16,216
Vertex Pharmaceuticals, Inc. (a)	2,920	125,122
		1,088,727
Health Care Equipment & Supplies—0.9%
American Medical Systems Holdings, Inc. (a)	1,590	30,671
Analogic Corp.	150	5,777

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
Beckman Coulter, Inc.	525	$34,356
Boston Scientific Corp. (a)	15,700	141,300
C.R. Bard, Inc.	1,740	135,546
Cantel Medical Corp. (a)	376	7,588
CareFusion Corp. (a)	2,800	70,028
Cooper Companies, Inc.	575	21,919
Cyberonics, Inc. (a)	290	5,928
Gen-Probe, Inc. (a)	545	23,381
Hospira, Inc. (a)	4,820	245,820
Intuitive Surgical, Inc. (a)	95	28,815
Masimo Corp. (a)	586	17,826
Meridian Bioscience, Inc.	440	9,482
Mindray Medical International Ltd., ADR	6,323	214,476
NuVasive, Inc. (a)	529	16,917
Quidel Corp. (a)	480	6,614
Sirona Dental Systems, Inc. (a)	610	19,361
St. Jude Medical, Inc. (a)	480	17,654
STERIS Corp.	880	24,614
Symmetry Medical, Inc. (a)	780	6,287
Teleflex, Inc.	525	28,292
Thoratec Corp. (a)	430	11,576
Young Innovations, Inc.	217	5,377
		1,129,605
Health Care Providers & Services—1.0%
AMERIGROUP Corp. (a)	470	12,671
AmerisourceBergen Corp.	5,995	156,290
AmSurg Corp. (a)	375	8,257
Brookdale Senior Living, Inc. (a)	990	18,008
Catalyst Health Solutions, Inc. (a)	144	5,252
CIGNA Corp.	3,820	134,731
Community Health Systems, Inc. (a)	1,150	40,940
Express Scripts, Inc. (a)	505	43,657
Healthspring, Inc. (a)	893	15,726
HMS Holdings Corp. (a)	160	7,790
inVentiv Health, Inc. (a)	764	12,354
Kindred Healthcare, Inc. (a)	670	12,368
Laboratory Corp. of America Holdings (a)	770	57,627
Magellan Health Services, Inc. (a)	260	10,590
Medcath Corp. (a)	850	6,723
Medco Health Solutions, Inc. (a)	7,360	470,378
Mednax, Inc. (a)	360	21,640
NovaMed, Inc. (a)	1,593	6,181
Owens & Minor, Inc.	782	33,571
Patterson Companies, Inc. (a)	890	24,902
Psychiatric Solutions, Inc. (a)	1,029	21,753
Quest Diagnostics, Inc.	1,650	99,627
Res-Care, Inc. (a)	914	10,237
Triple-S Management Corp., Class B (a)	480	8,448
U.S. Physical Therapy, Inc. (a)	380	6,433
VCA Antech, Inc. (a)	1,330	33,144
		1,279,298

	Shares	Value
Health Care Technology—0.0%
Cerner Corp. (a)	230	$18,961
Computer Programs & Systems, Inc.	210	9,671
Quality Systems, Inc.	210	13,186
		41,818
Life Sciences Tools & Services—1.2%
Albany Molecular Research, Inc. (a)	1,130	10,260
Bio-Rad Laboratories, Inc., Class A (a)	114	10,997
Dionex Corp. (a)	382	28,218
ICON PLC, ADR (a)	2,037	44,264
Illumina, Inc. (a)	1,346	41,255
Life Technologies Corp. (a)	7,640	399,037
Mettler-Toledo International, Inc. (a)	250	26,248
Qiagen N.V. (a)	16,131	360,338
Thermo Fisher Scientific, Inc. (a)	10,726	511,523
		1,432,140
Pharmaceuticals—2.1%
Abbott Laboratories	8,690	469,173
Allergan, Inc.	2,820	177,688
Eurand NV (a)	1,018	13,132
Impax Laboratories, Inc. (a)	630	8,568
Johnson & Johnson	5,540	356,832
Merck & Co., Inc.	10,897	398,176
Novartis AG, Registered Shares	6,598	359,474
Perrigo Co.	650	25,896
Pfizer, Inc.	29,500	536,605
Roche Holding AG, Genusschein Shares	1,816	308,931
Vivus, Inc. (a)	1,470	13,509
		2,667,984
Industrials—6.1%
Aerospace & Defense—1.5%
AAR Corp. (a)	421	9,675
AerCap Holdings NV (a)	3,028	27,434
Alliant Techsystems, Inc. (a)	300	26,481
BE Aerospace, Inc. (a)	965	22,677
Ceradyne, Inc. (a)	510	9,797
Esterline Technologies Corp. (a)	260	10,600
Goodrich Corp.	2,400	154,200
HEICO Corp.	241	10,684
Hexcel Corp. (a)	1,610	20,898
Honeywell International, Inc.	10,190	399,448
ITT Corp.	375	18,652
L-3 Communications Holdings, Inc.	2,075	180,421
Ladish Co., Inc. (a)	650	9,802
Precision Castparts Corp.	1,905	210,217
Spirit Aerosystems Holdings, Inc., Class A (a)	1,519	30,167
Teledyne Technologies, Inc. (a)	533	20,446
United Technologies Corp.	9,192	638,017
		1,799,616

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
Air Freight & Logistics—0.2%
Expeditors International of Washington, Inc.	535	$18,581
HUB Group, Inc., Class A (a)	900	24,147
Pacer International, Inc. (a)	1,574	4,974
United Parcel Service, Inc., Class B	3,550	203,663
		251,365
Airlines—0.2%
Delta Air Lines, Inc. (a)	3,655	41,594
Ryanair Holdings PLC, ADR (a)	8,900	238,698
Skywest, Inc.	790	13,367
		293,659
Building Products—0.1%
Ameron International Corp.	151	9,582
Builders FirstSource, Inc. (a)	488	1,879
Lennox International, Inc.	190	7,417
Masco Corp.	7,200	99,432
NCI Building Systems, Inc. (a)	800	1,448
Universal Forest Products, Inc.	270	9,939
		129,697
Commercial Services & Supplies—0.1%
ABM Industries, Inc.	380	7,851
ATC Technology Corp. (a)	440	10,494
Consolidated Graphics, Inc. (a)	340	11,907
Ennis, Inc.	559	9,385
Geo Group, Inc. (a)	888	19,429
Republic Services, Inc.	2,090	59,168
Stericycle, Inc. (a)	345	19,034
United Stationers, Inc. (a)	240	13,644
Waste Connections, Inc. (a)	421	14,036
		164,948
Construction & Engineering—0.3%
Comfort Systems USA, Inc.	698	8,613
Dycom Industries, Inc. (a)	930	7,468
EMCOR Group, Inc. (a)	620	16,678
Fluor Corp.	2,200	99,088
Foster Wheeler AG (a)	5,100	150,144
Great Lakes Dredge & Dock Corp.	3,662	23,730
KBR, Inc.	560	10,640
KHD Humboldt Wedag International Ltd. (a)	558	7,594
Layne Christensen Co. (a)	310	8,900
Pike Electric Corp. (a)	681	6,320
Sterling Construction Co., Inc. (a)	454	8,708
		347,883
Electrical Equipment—0.6%
A.O. Smith Corp.	270	11,715
ABB Ltd., Registered Shares (a)	13,381	255,917
Acuity Brands, Inc.	240	8,554
American Superconductor Corp. (a)	180	7,362
AMETEK, Inc.	480	18,355
AZZ, Inc. (a)	310	10,137
Belden, Inc.	440	9,645
Cooper Industries PLC, Class A	675	28,782
Dongfang Electrical Machinery Co., Ltd., Class H	58	309

	Shares	Value
General Cable Corp. (a)	410	$12,062
GrafTech International Ltd. (a)	1,134	17,634
II-VI, Inc. (a)	879	27,952
Roper Industries, Inc.	430	22,519
Thomas & Betts Corp. (a)	690	24,695
Vestas Wind Systems A/S (a)	5,241	320,682
		776,320
Industrial Conglomerates—0.6%
General Electric Co.	17,866	270,312
MAX India Ltd. (a)	56,284	266,865
McDermott International, Inc. (a)	1,465	35,175
Tyco International Ltd. (a)	6,220	221,930
		794,282
Machinery—1.5%
Astec Industries, Inc. (a)	316	8,513
Bucyrus International, Inc.	630	35,513
Chart Industries, Inc. (a)	480	7,944
CIRCOR International, Inc.	320	8,058
Columbus McKinnon Corp. (a)	870	11,884
Cummins, Inc.	570	26,140
Dover Corp.	2,610	108,602
Dynamic Materials Corp.	550	11,027
Eaton Corp.	1,800	114,516
EnPro Industries, Inc. (a)	470	12,413
Flowserve Corp.	1,690	159,756
FreightCar America, Inc.	363	7,198
GEA Group AG	7,515	167,313
Harsco Corp.	300	9,669
Illinois Tool Works, Inc.	2,840	136,291
Jain Irrigation Systems Ltd.	5,343	100,394
Kadant, Inc. (a)	553	8,826
Kennametal, Inc.	975	25,272
LB Foster Co., Class A (a)	248	7,393
Mueller Industries, Inc.	410	10,184
Navistar International Corp. (a)	3,506	135,507
PACCAR, Inc.	1,200	43,524
Pall Corp.	580	20,996
Parker Hannifin Corp.	3,450	185,886
Robbins & Myers, Inc.	360	8,467
Sandvik AB	17,444	209,093
Stanley Works	675	34,769
Trinity Industries, Inc.	940	16,394
Vallourec	894	162,606
Wabtec Corp.	527	21,523
		1,815,671
Marine—0.0%
Alexander & Baldwin, Inc.	575	19,682
Genco Shipping & Trading Ltd. (a)	529	11,839
Kirby Corp. (a)	380	13,236
		44,757
Professional Services—0.4%
CDI Corp.	581	7,524
Dun & Bradstreet Corp.	255	21,514
Kforce, Inc. (a)	539	6,738
Korn/Ferry International (a)	2,198	36,267
LECG Corp. (a)	1,733	5,182

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
Manpower, Inc.	4,000	$218,320
Navigant Consulting, Inc. (a)	440	6,538
SGS SA, Registered Shares	120	156,257
		458,340
Road & Rail—0.1%
Arkansas Best Corp.	250	7,357
Con-way, Inc.	1,130	39,448
Dollar Thrifty Automotive Group, Inc. (a)	180	4,610
Heartland Express, Inc.	510	7,788
Landstar System, Inc.	575	22,293
Old Dominion Freight Line, Inc. (a)	1,020	31,314
Ryder System, Inc.	210	8,646
Werner Enterprises, Inc.	1,050	20,779
		142,235
Trading Companies & Distributors—0.3%
Beacon Roofing Supply, Inc. (a)	1,100	17,600
Fastenal Co.	485	20,195
Kaman Corp.	482	11,129
Mitsui & Co., Ltd.	24,300	344,018
		392,942
Transportation Infrastructure—0.2%
Koninklijke Vopak NV (a)	2,398	189,456
Information Technology—8.9%
Communications Equipment—1.0%
ADC Telecommunications, Inc. (a)	1,010	6,272
Anaren, Inc. (a)	558	8,398
Arris Group, Inc. (a)	1,352	15,453
Bel Fuse, Inc., Class B	231	4,964
Black Box Corp.	377	10,684
Brocade Communications Systems, Inc. (a)	12,100	92,323
Cisco Systems, Inc. (a)	20,820	498,431
CommScope, Inc. (a)	4,240	112,487
Comtech Telecommunications Corp. (a)	400	14,020
Digi International, Inc. (a)	1,010	9,211
F5 Networks, Inc. (a)	355	18,808
Plantronics, Inc.	370	9,613
Polycom, Inc. (a)	1,613	40,277
QUALCOMM, Inc.	7,440	344,174
Symmetricom, Inc. (a)	1,300	6,760
Tandberg ASA	755	21,507
Tekelec (a)	410	6,265
Tellabs, Inc. (a)	1,570	8,918
		1,228,565
Computers & Peripherals—2.6%
Adaptec, Inc. (a)	1,910	6,399
Apple, Inc. (a)	3,440	725,358
Compal Electronics, Inc.	138,000	189,728
Diebold, Inc.	1,200	34,140
Electronics for Imaging, Inc. (a)	249	3,239
EMC Corp. (a)	42,410	740,903
Hewlett-Packard Co.	11,250	579,487

	Shares	Value
International Business Machines Corp.	5,220	$683,298
NetApp, Inc. (a)	1,185	40,752
SanDisk Corp. (a)	745	21,598
Synaptics, Inc. (a)	580	17,777
Teradata Corp. (a)	3,860	121,320
Western Digital Corp. (a)	925	40,839
		3,204,838
Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc. (a)	1,720	53,441
Anixter International, Inc. (a)	620	29,202
Arrow Electronics, Inc. (a)	1,175	34,792
Benchmark Electronics, Inc. (a)	920	17,397
Brightpoint, Inc. (a)	5,398	39,675
CPI International, Inc. (a)	642	8,500
CTS Corp.	806	7,754
Dolby Laboratories, Inc., Class A (a)	400	19,092
Electro Scientific Industries, Inc. (a)	630	6,817
Littelfuse, Inc. (a)	274	8,809
Methode Electronics, Inc.	892	7,743
Molex, Inc.	1,500	32,325
MTS Systems Corp.	360	10,346
NAM TAI Electronics, Inc. (a)	1,579	8,258
Plexus Corp. (a)	510	14,535
TTM Technologies, Inc. (a)	1,227	14,147
		312,833
Internet Software & Services—0.9%
Akamai Technologies, Inc. (a)	7,570	191,748
comScore, Inc. (a)	676	11,864
eBay, Inc. (a)	5,820	137,003
Equinix, Inc. (a)	1,190	126,319
Google, Inc., Class A (a)	987	611,920
InfoSpace, Inc. (a)	730	6,256
MercadoLibre, Inc. (a)	190	9,855
Perficient, Inc. (a)	1,710	14,415
Rackspace Hosting, Inc. (a)	370	7,715
Switch & Data Facilities Co., Inc. (a)	1,114	22,514
United Online, Inc.	790	5,680
ValueClick, Inc. (a)	1,370	13,864
VeriSign, Inc. (a)	700	16,968
VistaPrint NV (a)	465	26,347
		1,202,468
IT Services—0.6%
Acxiom Corp. (a)	730	9,797
Alliance Data Systems Corp. (a)	725	46,828
CACI International, Inc., Class A (a)	662	32,339
Cognizant Technology Solutions Corp., Class A (a)	2,750	124,575
CSG Systems International, Inc. (a)	497	9,488
Cybersource Corp. (a)	700	14,077
Global Payments, Inc.	475	25,583
Hewitt Associates, Inc., Class A (a)	430	18,172

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
MAXIMUS, Inc.	160	$8,000
Syntel, Inc.	420	15,973
TeleTech Holdings, Inc. (a)	1,927	38,598
Visa, Inc., Class A	2,260	197,659
Western Union Co.	8,010	150,988
Wright Express Corp. (a)	560	17,841
		709,918
Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc. (a)	1,000	9,680
Aixtron AG, ADR	1,010	33,835
Amkor Technology, Inc. (a)	2,680	19,189
Analog Devices, Inc.	6,245	197,217
Atheros Communications, Inc. (a)	710	24,310
Atmel Corp. (a)	3,400	15,674
ATMI, Inc. (a)	480	8,938
Broadcom Corp., Class A (a)	6,730	211,659
Cabot Microelectronics Corp. (a)	400	13,184
Cavium Networks, Inc. (a)	710	16,919
Cirrus Logic, Inc. (a)	2,650	18,073
Cree, Inc. (a)	365	20,575
Cypress Semiconductor Corp. (a)	4,160	43,930
Disco Corp.	600	37,346
Fairchild Semiconductor International, Inc. (a)	902	9,011
Intel Corp.	17,570	358,428
KLA-Tencor Corp.	5,350	193,456
Kulicke & Soffa Industries, Inc. (a)	1,175	6,333
Lam Research Corp. (a)	5,070	198,795
Linear Technology Corp.	605	18,477
Marvell Technology Group Ltd. (a)	1,075	22,306
Micron Technology, Inc. (a)	2,045	21,595
MKS Instruments, Inc. (a)	423	7,364
Monolithic Power Systems, Inc. (a)	689	16,515
Novellus Systems, Inc. (a)	4,020	93,827
OmniVision Technologies, Inc. (a)	778	11,304
Semtech Corp. (a)	1,410	23,984
Silicon Laboratories, Inc. (a)	675	32,630
Skyworks Solutions, Inc. (a)	1,770	25,116
Tessera Technologies, Inc. (a)	390	9,075
Texas Instruments, Inc.	13,020	339,301
Varian Semiconductor Equipment Associates, Inc. (a)	3,670	131,680
Veeco Instruments, Inc. (a)	1,005	33,205
Verigy Ltd. (a)	2,604	33,514
Zoran Corp. (a)	657	7,260
		2,263,705
Software—1.8%
Adobe Systems, Inc. (a)	515	18,942
ANSYS, Inc. (a)	999	43,417
Autonomy Corp. PLC (a)	11,021	268,714
Cadence Design Systems, Inc. (a)	1,960	11,740
Citrix Systems, Inc. (a)	1,445	60,126
Concur Technologies, Inc. (a)	246	10,516
Jack Henry & Associates, Inc.	250	5,780
McAfee, Inc. (a)	375	15,214

	Shares	Value
Mentor Graphics Corp. (a)	1,190	$10,508
Micros Systems, Inc. (a)	560	17,377
Microsoft Corp.	29,050	885,734
Monotype Imaging Holdings, Inc. (a)	1,155	10,430
Net 1 UEPS Technologies, Inc. (a)	1,150	22,333
Nuance Communications, Inc. (a)	9,700	150,738
Oracle Corp.	11,400	279,756
Parametric Technology Corp. (a)	460	7,516
Progress Software Corp. (a)	1,070	31,255
Red Hat, Inc. (a)	640	19,776
Rovi Corp. (a)	595	18,963
Salesforce.com, Inc. (a)	1,400	103,278
Solera Holdings, Inc.	640	23,046
Sybase, Inc. (a)	730	31,682
Synopsys, Inc. (a)	800	17,824
TeleCommunication Systems, Inc., Class A (a)	1,560	15,101
Temenos Group AG (a)	6,362	164,126
THQ, Inc. (a)	3,250	16,380
		2,260,272
Materials—3.4%
Chemicals—1.2%
Air Products & Chemicals, Inc.	525	42,557
Albemarle Corp.	875	31,824
Celanese Corp., Series A	3,910	125,511
CF Industries Holdings, Inc.	470	42,667
Cytec Industries, Inc.	290	10,562
H.B. Fuller Co.	880	20,020
Koppers Holdings, Inc.	521	15,859
Monsanto Co.	4,765	389,539
OM Group, Inc. (a)	460	14,439
Potash Corp. of Saskatchewan, Inc.	1,555	168,717
PPG Industries, Inc.	775	45,368
Shin-Etsu Chemical Co., Ltd.	3,300	186,006
Solutia, Inc. (a)	1,035	13,145
Syngenta AG, Registered Shares	726	203,438
Yara International ASA	4,524	204,845
		1,514,497
Construction Materials—0.1%
Eagle Materials, Inc.	261	6,799
Martin Marietta Materials, Inc.	330	29,505
		36,304
Containers & Packaging—0.5%
Crown Holdings, Inc. (a)	8,890	227,406
Greif, Inc., Class A	573	30,930
Greif, Inc., Class B	448	22,467
Owens-Illinois, Inc. (a)	4,240	139,369
Packaging Corp. of America	9,163	210,841
		631,013
Metals & Mining—1.4%
Agnico-Eagle Mines Ltd.	375	20,250
BHP Billiton Ltd.	6,881	263,499
Carpenter Technology Corp.	350	9,433

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Shares	Value
Cliffs Natural Resources, Inc.	895	$41,251
Compass Minerals International, Inc.	140	9,407
Freeport-McMoRan Copper & Gold, Inc.	2,040	163,792
Harry Winston Diamond Corp.	957	9,101
Haynes International, Inc.	332	10,946
Newcrest Mining Ltd.	8,260	258,875
Nucor Corp.	4,400	205,260
Olympic Steel, Inc.	406	13,227
RTI International Metals, Inc. (a)	550	13,843
Steel Dynamics, Inc.	6,560	116,243
United States Steel Corp.	5,200	286,624
Walter Energy, Inc.	1,380	103,928
Xstrata PLC (a)	12,197	214,834
		1,740,513
Paper & Forest Products—0.2%
Schweitzer-Mauduit International, Inc.	396	27,859
Weyerhaeuser Co.	5,500	237,270
		265,129
Telecommunication Services—1.1%
Diversified Telecommunication Services—0.5%
AT&T, Inc.	14,454	405,146
Neutral Tandem, Inc. (a)	770	17,517
Qwest Communications International, Inc.	5,100	21,471
Verizon Communications, Inc.	4,899	162,304
Warwick Valley Telephone Co.	614	8,013
		614,451
Wireless Telecommunication Services—0.6%
American Tower Corp., Class A (a)	5,102	220,457
Millicom International Cellular SA	861	63,516
NII Holdings, Inc. (a)	5,415	181,836
NTELOS Holdings Corp.	1,630	29,046
SBA Communications Corp., Class A (a)	1,230	42,017
Syniverse Holdings, Inc. (a)	642	11,222
Vodafone Group PLC	109,137	252,729
		800,823
Utilities—1.8%
Electric Utilities—0.7%
ALLETE, Inc.	440	14,379
American Electric Power Co., Inc.	13,575	472,274
El Paso Electric Co. (a)	700	14,196
FPL Group, Inc.	4,750	250,895
Great Plains Energy, Inc.	470	9,114
Hawaiian Electric Industries, Inc.	330	6,897
Maine & Maritimes Corp.	129	4,489
MGE Energy, Inc.	380	13,581
Northeast Utilities	3,838	98,982
UIL Holdings Corp.	400	11,232
		896,039

	Shares	Value
Gas Utilities—0.0%
Laclede Group, Inc.	420	$14,184
Nicor, Inc.	430	18,103
Questar Corp.	535	22,240
		54,527
Independent Power Producers & Energy Traders—0.2%
AES Corp. (a)	5,824	77,517
Black Hills Corp.	640	17,043
Iberdrola Renovables SA	34,153	162,717
		257,277
Multi-Utilities—0.8%
Avista Corp.	830	17,920
CH Energy Group, Inc.	230	9,780
NorthWestern Corp.	570	14,831
PG&E Corp.	8,586	383,365
Public Service Enterprise Group, Inc.	1,175	39,069
Sempra Energy	4,775	267,304
Wisconsin Energy Corp.	3,475	173,159
Xcel Energy, Inc.	2,795	59,310
		964,738
Water Utilities—0.1%
Epure International Ltd.	220,000	113,716
Total Common Stocks (cost of $51,916,989)		62,922,246
	Par
CORPORATE FIXED-INCOME BONDS & NOTES—13.8%
Basic Materials—1.0%
Chemicals—0.3%
EI Du Pont de Nemours & Co. 5.000% 07/15/13	$60,000	64,635
Huntsman International LLC 7.875% 11/15/14	250,000	244,375
		309,010
Forest Products & Paper—0.2%
Georgia-Pacific Corp. 8.000% 01/15/24	235,000	239,700
Iron/Steel—0.4%
ArcelorMittal USA, Inc. 6.500% 04/15/14	125,000	133,412
Nucor Corp. 5.850% 06/01/18	130,000	140,086
Steel Dynamics, Inc. 7.750% 04/15/16	215,000	223,869
		497,367
Metals & Mining—0.1%
Vale Overseas Ltd. 6.250% 01/23/17	160,000	166,898

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Par	Value
Communications—2.5%
Media—0.7%
Comcast Cable Holdings LLC 9.875% 06/15/22	$5,000	$6,092
Comcast Corp. 7.050% 03/15/33	150,000	163,775
EchoStar DBS Corp. 6.625% 10/01/14	255,000	257,231
News America, Inc. 6.550% 03/15/33	150,000	153,635
TL Acquisitions, Inc. 10.500% 01/15/15 (d)	260,000	248,625
Viacom, Inc. 6.125% 10/05/17	75,000	80,892
		910,250
Telecommunication Services—1.8%
AT&T, Inc. 4.950% 01/15/13	200,000	213,376
BellSouth Corp. 6.000% 10/15/11	2,000	2,163
British Telecommunications PLC 5.150% 01/15/13	125,000	130,348
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	200,000	217,056
Cricket Communications, Inc. 9.375% 11/01/14	250,000	251,250
Intelsat Corp. 9.250% 06/15/16	250,000	258,125
Lucent Technologies, Inc. 6.450% 03/15/29	320,000	229,200
New Cingular Wireless Services, Inc. 8.125% 05/01/12	3,000	3,390
8.750% 03/01/31	108,000	139,569
Nextel Communications, Inc. 7.375% 08/01/15	255,000	247,987
Qwest Communications International, Inc. 7.500% 02/15/14	255,000	255,956
Telefonica Emisiones SAU 0.609% 02/04/13 (02/04/10) (b)(c)	225,000	221,501
Vodafone Group PLC 5.750% 03/15/16	100,000	107,560
		2,277,481
Consumer Cyclical—0.7%
Apparel—0.2%
Levi Strauss & Co. 9.750% 01/15/15	235,000	246,750
Lodging—0.2%
Host Hotels & Resorts LP 6.750% 06/01/16	265,000	263,675
Retail—0.3%
CVS Pass-Through Trust 7.507% 01/10/32 (d)	200,000	209,498

	Par	Value
Wal-Mart Stores, Inc. 5.800% 02/15/18	$100,000	$110,975
		320,473
Consumer Non-Cyclical—1.4%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 3.000% 10/15/12 (d)	150,000	150,702
Bottling Group LLC 6.950% 03/15/14	100,000	115,061
Miller Brewing Co. 5.500% 08/15/13 (d)	150,000	159,711
		425,474
Food—0.4%
Campbell Soup Co. 4.500% 02/15/19	65,000	65,046
ConAgra Foods, Inc. 5.875% 04/15/14	135,000	147,116
JBS USA LLC/JBS USA Finance, Inc. 11.625% 05/01/14 (d)	210,000	237,825
		449,987
Healthcare Services—0.3%
HCA, Inc. PIK, 9.625% 11/15/16	126,000	136,395
Roche Holdings, Inc. 6.000% 03/01/19 (d)	180,000	197,793
		334,188
Pharmaceuticals—0.4%
Express Scripts, Inc. 5.250% 06/15/12	120,000	127,512
Omnicare, Inc. 6.875% 12/15/15	260,000	252,850
Wyeth 5.500% 02/01/14	145,000	157,974
		538,336
Energy—1.7%
Oil & Gas—0.8%
Canadian Natural Resources Ltd. 5.700% 05/15/17	125,000	133,550
Chesapeake Energy Corp. 6.375% 06/15/15	245,000	240,100
Chevron Corp. 4.950% 03/03/19	100,000	105,337
Nexen, Inc. 5.875% 03/10/35	150,000	141,609
PetroHawk Energy Corp. 7.875% 06/01/15	245,000	247,450
Talisman Energy, Inc. 6.250% 02/01/38	135,000	135,152
		1,003,198

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Par	Value
Oil & Gas Services—0.2%
Halliburton Co. 5.900% 09/15/18	$100,000	$108,920
Weatherford International Ltd. 5.150% 03/15/13	100,000	104,723
		213,643
Pipelines—0.7%
El Paso Corp. 6.875% 06/15/14	240,000	239,823
Enterprise Products Operating LLC 4.600% 08/01/12	100,000	105,608
MarkWest Energy Partners LP 8.500% 07/15/16	230,000	234,025
Plains All American Pipeline LP 6.650% 01/15/37	110,000	112,226
TransCanada Pipelines Ltd. 6.350% 05/15/67 (05/15/17) (b)(c)	225,000	211,110
		902,792
Financials—4.5%
Banks—3.2%
ANZ National International Ltd. 6.200% 07/19/13 (d)	250,000	269,134
Bank of New York Mellon Corp. 5.125% 08/27/13	75,000	80,965
Barclays Bank PLC 6.750% 05/22/19	200,000	223,086
Capital One Financial Corp. 5.500% 06/01/15	150,000	157,113
Citicorp Lease Pass-Through Trust 8.040% 12/15/19 (d)	575,000	561,447
Citigroup Funding, Inc. 2.000% 03/30/12 (e)	350,000	352,845
Commonwealth Bank of Australia 3.750% 10/15/14 (d)	250,000	250,608
Credit Suisse/New York NY 6.000% 02/15/18	185,000	193,572
Deutsche Bank AG 4.875% 05/20/13	150,000	159,357
Goldman Sachs Group, Inc. 5.350% 01/15/16	125,000	129,833
HSBC Capital Funding LP 9.547% 12/31/49 (06/30/10) (b)(c)(d)	250,000	257,500
JPMorgan Chase & Co. 6.000% 01/15/18	250,000	268,749
Keycorp 6.500% 05/14/13	165,000	170,303
Merrill Lynch & Co., Inc. 6.050% 08/15/12 (f)	250,000	267,808
Morgan Stanley 6.750% 04/15/11	100,000	105,948
U.S. Bank N.A. 6.300% 02/04/14	250,000	277,012
Wachovia Corp. 4.875% 02/15/14	225,000	228,827
		3,954,107

	Par	Value
Diversified Financial Services—0.3%
Ameriprise Financial, Inc. 7.300% 06/28/19	$130,000	$144,568
General Electric Capital Corp. 5.000% 01/08/16	245,000	247,797
Lehman Brothers Holdings, Inc. 5.750% 07/18/11 (g)(h)	250,000	51,875
		444,240
Insurance—0.8%
Chubb Corp. 5.750% 05/15/18	90,000	95,548
CNA Financial Corp. 5.850% 12/15/14	45,000	44,354
Lincoln National Corp. 8.750% 07/01/19	130,000	148,538
MetLife, Inc. 6.817% 08/15/18	160,000	178,201
Principal Life Income Funding Trusts 5.300% 04/24/13	125,000	131,987
Prudential Financial, Inc. 4.500% 07/15/13	2,000	2,023
6.100% 06/15/17	150,000	155,267
Transatlantic Holdings, Inc. 8.000% 11/30/39	170,000	173,081
UnitedHealth Group, Inc. 5.250% 03/15/11	100,000	103,621
		1,032,620
Real Estate Investment Trusts (REITs)—0.2%
Duke Realty LP 7.375% 02/15/15	140,000	147,642
ERP Operating LP 5.200% 04/01/13	1,000	1,026
Simon Property Group LP 5.750% 12/01/15	100,000	101,975
		250,643
Industrials—0.7%
Aerospace & Defense—0.3%
BE Aerospace, Inc. 8.500% 07/01/18	240,000	254,400
United Technologies Corp. 5.375% 12/15/17	100,000	106,565
		360,965
Miscellaneous Manufacturing—0.2%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	135,000	161,316
Tyco International Ltd./Tyco International Finance SA 7.000% 12/15/19	50,000	56,489
		217,805

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Par	Value
Transportation—0.2%
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	$125,000	$132,786
Norfolk Southern Corp. 5.750% 04/01/18	140,000	148,095
		280,881
Technology—0.2%
Networking Products—0.1%
Cisco Systems, Inc. 4.950% 02/15/19	130,000	133,251
Software—0.1%
Oracle Corp. 6.500% 04/15/38	110,000	120,791
Utilities—1.1%
Electric—0.9%
Commonwealth Edison Co. 5.950% 08/15/16	125,000	133,832
Consolidated Edison Co. of New York, Inc. 5.850% 04/01/18	100,000	107,115
Dominion Resources, Inc. 5.200% 08/15/19	140,000	142,183
Energy East Corp. 6.750% 06/15/12	1,000	1,093
Indiana Michigan Power Co. 5.650% 12/01/15	125,000	130,772
NiSource Finance Corp. 5.400% 07/15/14	9,000	9,241
NY State Electric & Gas Corp. 5.750% 05/01/23	1,000	947
Pacific Gas & Electric Co. 5.800% 03/01/37	120,000	121,621
Progress Energy, Inc. 7.750% 03/01/31	100,000	117,576
Southern California Edison Co. 5.000% 01/15/14	75,000	80,815
Texas Competitive Electric Holdings Co., LLC PIK, 10.500% 11/01/16	402,680	276,842
		1,122,037
Gas—0.2%
Atmos Energy Corp. 6.350% 06/15/17	125,000	132,641
Sempra Energy 6.500% 06/01/16	125,000	135,563
		268,204
Total Corporate Fixed-Income Bonds & Notes (cost of $16,275,549)		17,284,766

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—10.7%
Foreign Government Obligations—0.5%
Province of Ontario 5.450% 04/27/16	$250,000	$272,068
Province of Quebec 4.625% 05/14/18	250,000	255,587
United Mexican States 7.500% 04/08/33	138,000	158,355
		686,010
U.S. Government Agencies—0.8%
Federal Home Loan Mortgage Corp. 3.125% 10/25/10 (i)	40,000	40,829
5.500% 08/23/17	895,000	998,911
6.750% 03/15/31	20,000	24,356
		1,064,096
U.S. Government Obligations—9.4%
U.S. Treasury Bonds 5.375% 02/15/31	2,778,000	3,069,690
U.S. Treasury Inflation Indexed Bonds 2.375% 01/15/25	441,522	465,874
3.875% 04/15/29	453,661	583,770
U.S. Treasury Inflation Indexed Notes 1.625% 01/15/15	367,936	382,653
1.875% 07/15/13	241,281	254,118
2.000% 01/15/14	339,277	358,785
2.000% 01/15/16	255,948	270,285
2.125% 01/15/19	201,370	213,547
2.375% 04/15/11	119,800	123,338
2.625% 07/15/17	208,602	229,413
3.000% 07/15/12	180,342	193,896
3.500% 01/15/11	869,428	901,828
U.S. Treasury Notes 0.875% 04/30/11	1,530,000	1,532,032
1.375% 10/15/12	900,000	894,938
2.375% 10/31/14	2,250,000	2,225,565
		11,699,732
Total Government & Agency Obligations (cost of $13,478,289)		13,449,838
MORTGAGE-BACKED SECURITIES—9.5%
Federal Home Loan Mortgage Corp. 4.500% 10/01/39	445,805	445,154
4.500% 01/01/40	900,000	898,687
5.000% 06/01/36	320,680	329,214
5.500% 12/01/20	17,974	19,134
5.500% 01/01/21	317,310	338,008
5.500% 07/01/21	123,637	131,225
5.500% 08/01/21	393,977	418,159
5.500% 12/01/32	39,492	41,582
5.500% 08/01/35	82,548	86,787
5.500% 10/01/35	210,565	221,378

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Par	Value
5.500% 11/01/35	$611,988	$643,417
6.000% 11/01/14	23,239	24,850
6.500% 05/01/11	4,679	4,915
6.500% 06/01/11	49,284	51,775
6.500% 03/01/26	56,331	60,960
6.500% 06/01/26	70,262	76,037
6.500% 03/01/27	25,020	27,076
6.500% 06/01/31	161,926	175,133
6.500% 07/01/31	21,720	23,498
6.500% 11/01/32	11,531	12,454
6.500% 11/01/37	409,585	438,809
6.500% 01/01/39	377,051	403,954
7.000% 04/01/29	5,604	6,194
7.000% 08/01/31	8,105	8,923
7.500% 01/01/30	10,958	12,314
8.000% 09/01/15	4,613	5,034
12.000% 07/01/20	21,444	22,274
Federal National Mortgage Association 4.000% 01/01/25	900,000	906,567
5.000% 02/01/36	781,095	803,104
5.000% 04/01/38	423,764	435,349
5.500% 11/01/21	410,869	435,957
5.500% 05/01/36	783,909	822,084
5.500% 02/01/37	388,446	407,059
5.500% 02/01/38	114,508	119,994
6.000% 07/01/31	16,082	17,208
6.000% 02/01/36	101,521	107,834
6.000% 04/01/36	20,864	22,161
6.000% 09/01/36	207,125	220,006
6.000% 07/01/37	171,552	181,979
6.000% 08/01/37	725,393	769,483
6.000% 06/01/38	100,001	106,017
6.500% 12/01/31	1,449	1,567
6.500% 05/01/33	2,984	3,226
6.500% 08/01/37	156,647	167,930
7.000% 07/01/31	9,362	10,430
7.000% 07/01/32	2,638	2,911
7.000% 07/01/37	97,591	107,078
7.500% 09/01/15	6,165	6,746
7.500% 02/01/30	5,356	6,043
7.500% 08/01/31	23,347	26,347
8.000% 04/01/30	987	1,132
8.000% 05/01/30	3,746	4,294
Government National Mortgage Association 3.625% 07/20/25 (10/01/10) (b)(c)	13,386	13,704
5.000% 04/15/39	528,426	544,425
5.000% 06/15/39	446,446	459,963
5.500% 02/15/37	87,882	92,225
6.000% 03/15/29	1,778	1,898
6.500% 05/15/13	13,322	14,321
6.500% 05/15/24	15,763	16,799
6.500% 04/15/29	18,258	19,723
6.500% 05/15/29	9,466	10,226
7.000% 11/15/13	1,587	1,696
7.000% 06/15/31	3,476	3,871

	Par	Value
7.000% 06/15/32	$683	$757
8.000% 03/15/26	115,749	132,788
9.000% 12/15/17	1,822	2,023
Total Mortgage-Backed Securities (cost of $11,501,188)		11,933,870
COMMERCIAL MORTGAGE-BACKED SECURITIES—4.3%
Bear Stearns Commercial Mortgage Securities 5.456% 03/11/39 (01/01/10) (b)(c)	300,000	314,209
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	250,000	253,837
Greenwich Capital Commercial Funding Corp. 5.190% 04/10/37 (01/01/10) (b)(c)	200,000	202,349
JPMorgan Chase Commercial Mortgage Securities Corp. 4.134% 10/15/37	176,186	176,601
4.659% 07/15/42	150,000	151,558
4.824% 10/15/42 (01/01/10) (b)(c)	215,000	218,709
5.201% 08/12/37 (01/01/10) (b)(c)	274,998	280,502
5.440% 06/12/47	580,000	505,276
5.447% 06/12/47	358,000	344,596
5.506% 12/12/44 (01/01/10) (b)(c)	360,000	366,245
LB-UBS Commercial Mortgage Trust 5.007% 04/15/30	210,000	213,826
6.510% 12/15/26	700,249	718,110
Morgan Stanley Capital I 4.970% 12/15/41	73,000	73,054
5.325% 12/15/43	450,000	448,432
5.385% 03/12/44 (01/01/10) (b)(c)	1,200,000	1,157,228
Total Commercial Mortgage-Backed Securities (cost of $5,368,804)		5,424,532
COLLATERALIZED MORTGAGE OBLIGATIONS—2.1%
Agency—1.0%
Federal Home Loan Mortgage Corp. REMICS 4.000% 09/15/15	65,708	66,734
4.500% 03/15/21	180,000	187,251
4.500% 08/15/28	597,000	623,613
5.500% 01/15/31	182,885	193,074
Federal National Mortgage Association REMICS 5.000% 12/25/15	170,250	172,119
		1,242,791
Non-Agency—1.1%
American Mortgage Trust 8.445% 09/27/22 (b)(h)	6,217	3,770

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

	Par	Value
Countrywide Alternative Loan Trust 5.250% 03/25/35	$41,803	$33,305
5.250% 08/25/35	174,941	147,176
5.500% 10/25/35	417,070	341,017
JPMorgan Mortgage Trust 5.985% 10/25/36 (01/01/10) (b)(c)	405,766	337,601
Lehman Mortgage Trust 6.500% 01/25/38	469,040	338,149
Washington Mutual Alternative Mortgage Pass-Through Certificates 5.500% 10/25/35	92,662	78,280
Wells Fargo Alternative Loan Trust 5.500% 02/25/35	41,705	32,519
		1,311,817
Total Collateralized Mortgage Obligations (cost of $2,854,000)		2,554,608
ASSET-BACKED SECURITIES—1.2%
Citicorp Residential Mortgage Securities, Inc. 6.080% 06/25/37 (01/01/10) (b)(c)	340,000	323,822
Franklin Auto Trust 5.360% 05/20/16	632,000	654,329
Green Tree Financial Corp. 6.870% 01/15/29	66,561	66,072
Harley-Davidson Motorcycle Trust 5.350% 03/15/13	386,127	397,362
Total Asset-Backed Securities (cost of $1,417,317)		1,441,585
	Shares
CONVERTIBLE PREFERRED STOCK—0.2%
Materials—0.2%
Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	1,750	201,600
Total Convertible Preferred Stock (cost of $82,975)		201,600
PREFERRED STOCK—0.1%
Financials—0.1%
Diversified Financial Services—0.1%
Citigroup, Inc., 7.500%	1,053	109,870
Total Preferred Stock (cost of $105,918)		109,870
INVESTMENT COMPANY—0.0%
iShares Russell 2000 Value Index Fund	40	2,322
Total Investment Company (cost of $2,126)		2,322

	Shares	Value
RIGHTS—0.0%
Industrials—0.0%
Builders FirstSource, Inc. Expires 01/14 /10 (a)	834	$204
Total Rights (cost of $—)		204
	Par
SHORT-TERM OBLIGATION—3.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 02/11/14, market value $4,278,225 (repurchase proceeds $4,185,000)	$4,185,000	4,185,000
Total Short-Term Obligation (cost of $4,185,000)		4,185,000
Total Investments—95.5% (cost of $107,188,155) (j)		119,510,441
Other Assets & Liabilities, Net—4.5%		5,601,994
Net Assets—100.0%		$125,112,435

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2009.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities, which are not illiquid, amounted to $2,542,843, which represents 2.0% of net assets.

(e)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(f)  Investments in affiliates during the year ended December 31, 2009:

  Security name: Merrill Lynch & Co., Inc. 6.050% 08/15/12

Par as of 12/31/08:	$250,000
Par purchased:	—
Par sold:	—
Par as of 12/31/09:	$250,000
Net realized gain/loss:	—
Interest income earned:	$15,125
Value at end of period:	$267,808

  As of January 1, 2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of this security amounted to $51,875, which represents less than 0.1% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2009, the value of these securities amounted to $55,645, which represents less than 0.1% of net assets.

(i)  A portion of this security with a market value of $40,829 is pledged as collateral for open futures contracts.

(j)  Cost for federal income tax purposes is $109,486,672.

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$5,776,061	$1,573,933	$—	$7,349,994
Consumer Staples	4,379,692	1,455,856	—	5,835,548
Energy	5,060,469	724,771	—	5,785,240
Financials	7,628,807	2,010,288	—	9,639,095
Health Care	6,432,058	1,207,514	—	7,639,572
Industrials	5,428,261	2,172,910	—	7,601,171
Information Technology	10,501,177	681,422	—	11,182,599
Materials	2,855,959	1,331,497	—	4,187,456
Telecommunication Services	1,162,545	252,729	—	1,415,274
Utilities	2,009,864	276,433	—	2,286,297
Total Common Stocks	51,234,893	11,687,353	—	62,922,246
Total Corporate Fixed-Income Bonds & Notes	—	17,284,766	—	17,284,766
Government & Agency Obligations
Foreign Government Obligations	—	686,010	—	686,010
U.S. Government Agencies	—	1,064,096	—	1,064,096
U.S. Government Obligations	11,699,732	—	—	11,699,732
Total Government & Agency Obligations	11,699,732	1,750,106	—	13,449,838
Total Mortgage-Backed Securities	—	11,933,870	—	11,933,870
Total Commercial Mortgage-Backed Securities	—	5,424,532	—	5,424,532
Collateralized Mortgage Obligations
Agency	—	1,242,791	—	1,242,791
Non - Agency	—	1,308,047	3,770	1,311,817
Total Collateralized Mortgage Obligations	—	2,550,838	3,770	2,554,608
Total Asset-Backed Securities	—	1,441,585	—	1,441,585
Total Convertible Preferred Stock	201,600	—	—	201,600
Total Preferred Stock	109,870	—	—	109,870
Total Investment Company	2,322	—	—	2,322
Total Rights	204	—	—	204
Total Short-Term Obligation	—	4,185,000	—	4,185,000
Total Investments	63,248,621	56,258,050	3,770	119,510,441
Unrealized Appreciation (Depreciation) on Futures Contracts	(6,213)	—	—	(6,213)
Total	$63,242,408	$56,258,050	$3,770	$119,504,228

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Common Stocks
Industrials	$2,413	$—	$—	$255	$(2,668)	$—	$—
Collateralized Mortgage Obligations
Non-Agency	—	—	90	354	(1,123)	4,449	3,770
Total	$2,413	$—	$90	$609	$(3,791)	$4,449	$3,770

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $354. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held the following open long futures contracts:

Risk Exposure/Type

Equity Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	13	$3,609,775	$3,642,337	Mar-2010	$(32,562)

At December 31, 2009, the Fund held the following open short futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	8	$923,625	$949,974	Mar-2010	$26,349

At December 31, 2009, cash of $292,500 was pledged as collateral for open futures contracts.

For the year ended December 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2008	—	—
Options written	4	$388
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(4)	(388)
Options outstanding at December 31, 2009	—	$—

At December 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	50.3
Corporate Fixed-Income Bonds & Notes	13.8
Government & Agency Obligations	10.7
Mortgage-Backed Securities	9.5
Commercial Mortgage-Backed Securities	4.3
Collateralized Mortgage Obligations	2.1
Asset-Backed Securities	1.2
Convertible Preferred Stock	0.2
Preferred Stock	0.1
Investment Company	0.0	*
Rights	0.0	*
	92.2
Short-Term Obligation	3.3
Other Assets & Liabilities, Net	4.5
	100.0

*Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

REMICS	Real Estate Mortgage Investment Conduits

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Assets
Unaffiliated investments, at cost	$106,938,352
Affiliated investments, at cost	249,803
Total investments, at cost	107,188,155
Unaffiliated investments, at value	$119,242,633
Affiliated investments, at value	267,808
Total investments, at value	119,510,441
Cash	2,148,317
Cash collateral for open futures contracts	292,500
Receivable for:
Investments sold	3,759,969
Fund shares sold	87,176
Dividends	63,956
Interest	508,136
Foreign tax reclaims	21,800
Expense reimbursement due from investment advisor and distributor	13,782
Trustees' deferred compensation plan	32,172
Prepaid expenses	4,046
Total Assets	126,442,295
Liabilities
Foreign currency overdraft, at value (cost $161,755)	162,925
Payable for:
Investments purchased	711,493
Fund shares repurchased	205,317
Futures variation margin	33,925
Foreign capital gains taxes withheld	19,459
Investment advisory fee	47,852
Administration fee	15,951
Pricing and bookkeeping fees	10,348
Transfer agent fee	32
Trustees' fees	18,472
Audit fee	37,183
Custody fee	18,344
Distribution fees — Class B	5,900
Chief compliance officer expenses	165
Trustees' deferred compensation plan	32,172
Other liabilities	10,322
Total Liabilities	1,329,860
Net Assets	$125,112,435
Net Assets Consist of
Paid-in capital	$141,686,641
Undistributed net investment income	2,991,959
Accumulated net realized loss	(31,866,681)
Net unrealized appreciation (depreciation) on:
Investments	12,322,286
Foreign currency translations	3,902
Foreign capital gains tax	(19,459)
Futures contracts	(6,213)
Net Assets	$125,112,435
Class A
Net assets	$97,434,968
Shares outstanding	8,796,861
Net asset value per share	$11.08
Class B
Net assets	$27,677,467
Shares outstanding	2,511,812
Net asset value per share	$11.02

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$1,269,847
Interest	2,663,863
Interest from affiliates	15,125
Foreign taxes withheld	(26,531)
Total Investment Income	3,922,304
Expenses
Investment advisory fee	537,790
Administration fee	179,263
Distribution fees — Class B	67,850
Transfer agent fee	460
Pricing and bookkeeping fees	120,008
Trustees' fees	7,646
Custody fee	237,666
Chief compliance officer expenses	624
Other expenses	109,167
Total Expenses	1,260,474
Fees waived or expenses reimbursed by investment advisor	(237,344)
Fees waived by distributor — Class B	(27,398)
Custody earnings credit	(38)
Net Expenses	995,694
Net Investment Income	2,926,610
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Options
Net realized gain (loss) on:
Net realized loss on violation of investment restriction (See Note 11)	(2,813)
Investments	(13,021,549)
Foreign currency transactions	1,058
Futures contracts	513,135
Written options	388
Reimbursement of realized loss on violation of investment restriction (See Note 11)	2,813
Net realized loss	(12,506,968)
Net change in unrealized appreciation (depreciation) on:
Investments	35,027,932
Foreign currency translations	2,962
Foreign capital gains tax	(16,014)
Futures contracts	(24,253)
Net change in unrealized appreciation (depreciation)	34,990,627
Net Gain	22,483,659
Net Increase Resulting from Operations	$25,410,269

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$2,926,610	$4,682,302
Net realized loss on investments, foreign currency transactions, futures contracts and written options	(12,506,968)	(18,143,596)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax, futures contracts and written options	34,990,627	(41,311,270)
Net increase (decrease) resulting from operations	25,410,269	(54,772,564)
Distributions to Shareholders
From net investment income:
Class A	(3,765,953)	(4,261,045)
Class B	(1,065,958)	(1,338,187)
From net realized gains:
Class A	—	(15,371,089)
Class B	—	(5,099,906)
Total distributions to shareholders	(4,831,911)	(26,070,227)
Net Capital Stock Transactions	(18,950,858)	(11,205,014)
Total increase (decrease) in net assets	1,627,500	(92,047,805)
Net Assets
Beginning of period	123,484,935	215,532,740
End of period	$125,112,435	$123,484,935
Undistributed net investment income at end of period	$2,991,959	$4,691,092
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	159,266	$1,577,216	161,132	$1,880,999
Distributions reinvested	390,254	3,765,953	1,660,925	19,632,134
Redemptions	(1,785,020)	(17,419,209)	(2,446,132)	(29,756,069)
Net decrease	(1,235,500)	(12,076,040)	(624,075)	(8,242,936)
Class B
Subscriptions	46,184	468,157	350,053	4,465,963
Distributions reinvested	110,922	1,065,958	547,457	6,438,093
Redemptions	(880,129)	(8,408,933)	(1,154,052)	(13,866,134)
Net decrease	(723,023)	(6,874,818)	(256,542)	(2,962,078)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$9.32		$15.25	$15.82	$15.40	$14.83
Income from Investment Operations:
Net investment income (b)	0.25		0.35	0.38	0.36	0.33
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax, futures contracts and written options	1.93		(4.24)	1.06	1.36	0.61
Total from investment operations	2.18		(3.89)	1.44	1.72	0.94
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.44)	(0.46)	(0.41)	(0.37)
From net realized gains	—		(1.60)	(1.55)	(0.89)	—
Total distributions to shareholders	(0.42)		(2.04)	(2.01)	(1.30)	(0.37)
Net Asset Value, End of Period	$11.08		$9.32	$15.25	$15.82	$15.40
Total return (c)(d)(e)	24.00	%(h)	(28.32)%	9.19%	11.79%	6.53	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.80%		0.75%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.20%		0.12%	0.09%	0.04%	0.04%
Net investment income (g)	2.48%		2.75%	2.39%	2.29%	2.28%
Portfolio turnover rate	103%		94%	100%	104%	92%
Net assets, end of period (000s)	$97,435		$93,500	$162,538	$183,605	$187,987

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$9.27		$15.18	$15.75	$15.34	$14.77
Income from Investment Operations:
Net investment income (b)	0.23		0.32	0.35	0.33	0.31
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax, futures contracts and written options	1.92		(4.21)	1.07	1.36	0.61
Total from investment operations	2.15		(3.89)	1.42	1.69	0.92
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.42)	(0.44)	(0.39)	(0.35)
From net realized gains	—		(1.60)	(1.55)	(0.89)	—
Total distributions to shareholders	(0.40)		(2.02)	(1.99)	(1.28)	(0.35)
Net Asset Value, End of Period	$11.02		$9.27	$15.18	$15.75	$15.34
Total return (c)(d)(e)	23.79	%(h)	(28.45)%	9.07%	11.60%	6.40	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.95%		0.90%	0.90%	0.90%	0.90%
Waiver/Reimbursement	0.30%		0.22%	0.19%	0.14%	0.14%
Net investment income (g)	2.34%		2.60%	2.24%	2.14%	2.13%
Portfolio turnover rate	103%		94%	100%	104%	92%
Net assets, end of period (000s)	$27,677		$29,985	$52,995	$60,276	$63,836

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, Section 988 reclasses, distribution reclasses, passive foreign investment company (PFIC) reclasses and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$206,168	$(206,166)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$4,831,911	$11,939,605
Long-Term Capital Gains	—	14,130,622

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$3,097,943	$—	$10,023,769

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,241,214
Unrealized depreciation	(2,217,445)
Net unrealized appreciation	$10,023,769

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$9,229,302
2017	19,770,059
$28,999,361

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $638,429 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("NIMNAI") has been retained by Columbia to serve as the investment sub-advisor and to manage the portion of the Fund's assets allocated to foreign securities. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by NIMNAI.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective January 12, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the average daily net assets attributable to Class B shares. Columbia or the Distributor, in their discretion, may revise or discontinue these arrangements at any time.

Prior to January 12, 2009, Columbia voluntarily waived fees and/or reimbursed the Fund for certain expenses so that the Fund's ordinary operating expenses did not exceed 0.75% annually of the Fund's average daily net assets. Also, prior to January 12, 2009, the Distributor voluntarily reimbursed the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceeded the annual rate of 0.90% of the Class B shares' average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009 was $1,106.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts and options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Futures Contracts—The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia. Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund's Statement of Assets and Liabilities.

During the year ended December 31, 2009, the Fund entered into 188 futures contracts.

Options—The Fund wrote covered call options to decrease the Fund's exposure to equity risk on instruments. Written covered call options become more profitable as the price of the underlying instruments depreciates relative to the strike price. Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2009 the Fund entered into 4 written call option contracts. The Fund did not have any open written call option contracts at the end of the year.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2009:

	Fair Value of Derivative Instruments
	Asset			Liability
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Futures contracts	Unrealized appreciation	$—	*	Unrealized depreciation	$6,213	*
Total		$—	*		$6,213	*

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Investment Portfolio futures contracts tables. Only current day's variation margin is reported on the Statement of Assets and Liabilities.

	The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009
	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Written Call Options	Total
Equity Risk
Net realized gain (loss)	$551,844	$388	$552,232
Interest Rate Risk
Net realized gain (loss)	(38,709)	—	(38,709)
Total	$513,135	$388	$513,523
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Written Call Options	Total
Equity Risk
Net change in unrealized appreciation (depreciation)	$(52,041)	$—	$(52,041)
Interest Rate Risk
Net change in unrealized appreciation (depreciation)	27,788	—	27,788
Total	$(24,253)	$—	$(24,253)

Note 7. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $117,132,708 and $142,469,176, respectively, of which $23,222,845 and $23,168,972, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of December 31, 2009, the Fund had five shareholders that collectively held 89.8% of the Fund's shares outstanding. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2009

transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Other

During the year ended December 31, 2009, the portion of the Fund sub-advised by NIMNAI purchased shares of Ryanair in violation of European Union investment restrictions and experienced a realized loss of $2,813. NIMNAI reimbursed the Fund for the loss.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund, Variable Series

19.90% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Board Consideration and Approval of Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Asset Allocation Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Asset Allocation Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Asset Allocation Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30220-1209 (02/10) 10-102455

Columbia Federal Securities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2009

Columbia Federal Securities Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Jonathan P. Carlson has been the fund's portfolio manager since December 2007.

Summary

For the 12-month period that ended December 31, 2009, the return of the fund's Class A shares was slightly higher than the return of its benchmark, the Citigroup Government/Mortgage Bond Index.1 The fund's return fell short of the average return of the funds in its peer group, the Lipper VUF General U.S. Government Funds Classification.2 As a matter of investment policy, the fund positioned itself relatively close to its benchmark. In an environment where risk exposure was beneficial to performance, we believe that many funds in the peer group took a more aggressive stance and were rewarded.

Strategic moves helped offset performance shortfall from interest-rate exposure

As interest rates began to rise from depressed levels in the early months of 2009, the fund was hampered by its investment policy, which required it to have a minimum duration of three years. (The duration of a bond portfolio, similar to but often more useful than maturity, is a commonly used indicator of interest-rate sensitivity.) Although the fund's investment strategy was changed by mid-year to provide more maneuvering room with duration, we believe that by that time its prior policy on duration, combined with less risk exposure, had shaved approximately two percentage points off performance versus the benchmark.

That said, we were able to bolster performance using two basic strategies: First, we bought what the federal government was buying, a strategy that we began to implement in 2008 and continued into the first half of 2009. In particular, we purchased mortgage-backed and asset-backed securities at sharp discounts and held them until those asset classes had become richly valued on the basis of support from government-sponsored entities. Second, we introduced riskier assets into the portfolio in the form of commercial mortgage-backed securities and corporate bonds, neither of which is represented in the benchmark index. Whereas these assets had performed extremely poorly in 2008, they rebounded strongly in 2009 in the wake of the federal stimulus program and a measurable improvement in the national economy.

Throughout the period, we managed the fund versus its benchmark. Because the benchmark is inherently risk averse, the fund was more conservatively positioned than many competing funds. This positioning hurt overall performance in 2009. However, we believe that seeking to match or exceed the return of the fund's benchmark will lead to solid long-term performance without undue volatility.

Looking ahead

We plan to manage the fund against its benchmark by utilizing the team's five potential sources of excess return—sector rotation, yield curve positioning, duration management, volatility positioning and security selection, emphasizing a bottom-up, relative value approach to fixed-income investing.

Past performance is no guarantee of future results.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (01/01/89)	1.90	4.47	5.65
Class B (06/01/00)	1.71	4.24	5.39
Citigroup Government/ Mortgage Bond Index	1.63	5.35	6.35

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	10.61	10.05
Class B	10.52	9.96

Performance of a $10,000 investment, 01/01/00-12/31/09

Annual operating expense ratio (%)*
Class A	0.69
Class B	0.94
Annual operating expense ratio after contractual waivers (%)*
Class A	0.60
Class B	0.85

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assumes reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing fund class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.80	1,022.18	3.07	3.06	0.60
Class B	1,000.00	1,000.00	1,025.90	1,020.92	4.34	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2009

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—40.5%
U.S. Government Agencies—4.9%
Federal Home Loan Banks 2.250% 04/13/12 (a)	$3,000,000	$3,054,117
Federal Home Loan Mortgage Corp. 4.875% 06/13/18 (a)	865,000	925,253
		3,979,370
U.S. Government Obligations—35.6%
U.S. Treasury Bonds 4.250% 05/15/39 (a)	25,000	23,453
4.500% 02/15/36 (a)	3,928,000	3,869,080
6.875% 08/15/25 (a)	1,037,000	1,316,180
7.125% 02/15/23 (a)	793,000	1,017,022
U.S. Treasury Notes 0.875% 03/31/11	6,062,000	6,073,130
0.875% 05/31/11 (a)	5,967,000	5,974,226
1.375% 10/15/12 (a)	50,000	49,719
1.875% 02/28/14 (a)	3,199,000	3,146,268
2.625% 04/30/16 (a)	1,772,000	1,717,040
2.750% 02/15/19 (a)	810,000	745,706
3.125% 09/30/13 (a)	5,035,000	5,232,860
3.375% 11/15/19 (a)	20,000	19,238
		29,183,922
Total Government & Agency Obligations (cost of $33,198,475)		33,163,292
MORTGAGE-BACKED SECURITIES—37.7%
Federal Home Loan Mortgage Corp. 4.000% 12/01/99 (b)	2,500,000	2,410,547
5.500% 08/01/17	36,218	38,554
5.500% 12/01/17	16,636	17,709
5.500% 05/01/37	10,169,416	10,672,591
5.608% 08/01/37 (01/01/10) (c)(d)	570,121	603,252
5.690% 06/01/37 (01/01/10) (c)(d)	536,216	568,556
5.720% 06/01/36 (01/01/10) (c)(d)	658,124	692,334
6.000% 04/01/32	13,802	14,790
6.000% 03/01/38	5,670,157	6,022,770
7.000% 06/01/16	6,939	7,504
7.000% 01/01/26	32,621	36,378
7.500% 02/01/23	18,105	20,277
7.500% 05/01/24	4,960	5,567
10.500% 02/01/19	4,454	5,128
12.000% 07/01/13	1,338	1,513
12.000% 07/01/20	15,439	16,038
Federal National Mortgage Association 4.420% 10/01/19	583,837	579,072
4.430% 10/01/19	1,430,279	1,419,200
4.500% 09/01/39	1,935,901	1,934,287
4.500% 11/01/39	3,233,311	3,230,616
5.030% 05/01/24	455,000	452,083
5.612% 10/01/37 (01/01/10) (c)(d)	449,371	475,340
6.000% 08/01/22	18,761	20,188
6.000% 12/01/23	64,009	68,204

	Par	Value
6.000% 02/01/24	$60,181	$64,113
6.000% 03/01/24	12,880	13,721
6.500% 11/01/23	11,418	12,340
6.500% 01/01/24	17,167	18,547
6.500% 08/01/25	24,681	26,686
6.500% 12/01/25	8,095	8,752
6.500% 01/01/26	4,232	4,576
6.500% 08/01/31	3,653	3,950
7.000% 07/01/11	14,841	15,467
7.000% 03/01/15	5,374	5,778
7.000% 03/01/29	75,787	84,032
7.500% 11/01/29	66,927	75,509
8.500% 05/01/30	160,107	184,662
9.000% 05/01/12	1,860	1,909
9.000% 05/01/20	5,046	5,447
12.250% 09/01/12	4,176	4,404
Government National Mortgage Association 3.625% 07/20/22 (01/01/10) (c)(d)	15,008	15,352
3.625% 07/20/25 (01/01/10) (c)(d)	26,772	27,408
6.000% 03/15/29	42,900	45,829
6.500% 10/15/13	10,086	10,842
6.500% 07/15/24	27,900	29,848
6.500% 03/15/28	589,384	636,701
7.000% 09/15/29	19,412	21,608
7.500% 10/15/27	8,211	9,237
7.500% 09/15/29	9,130	10,283
8.500% 04/15/30	426	493
9.000% 06/15/16	8,160	9,079
9.000% 01/15/17	1,613	1,800
9.000% 03/15/17	7,755	8,658
9.000% 01/15/20	4,740	5,392
9.500% 11/15/10	238	245
9.500% 08/15/17	150,389	165,887
9.500% 08/15/22	1,991	2,290
10.000% 10/15/10	442	455
10.000% 11/15/19	5,672	6,462
11.500% 04/15/13	16,319	18,101
11.500% 05/15/13	9,527	10,567
Total Mortgage-Backed Securities (cost of $30,152,898)		30,878,928
COMMERCIAL MORTGAGE-BACKED SECURITIES—6.7%
Bear Stearns Commercial Mortgage Securities 4.740% 03/13/40	175,000	178,147
4.933% 02/13/42 (01/01/10) (c)(d)	180,000	175,960
Citigroup Commercial Mortgage Trust 4.733% 10/15/41	110,000	105,471
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	465,000	472,137

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

	Par	Value
GMAC Commercial Mortgage Securities, Inc. 5.485% 05/10/40 (01/01/10) (c)(d)	$105,000	$108,593
Greenwich Capital Commercial Funding Corp. 5.317% 06/10/36 (01/01/10) (c)(d)	575,000	583,626
5.918% 07/10/38 (01/01/10) (c)(d)	175,000	159,555
GS Mortgage Securities Corp. II 4.751% 07/10/39	175,000	169,429
JPMorgan Chase Commercial Mortgage Securities Corp. 4.393% 07/12/37	280,427	285,619
LB-UBS Commercial Mortgage Trust 4.853% 09/15/31	115,000	118,399
5.124% 11/15/32 (01/11/10) (c)(d)	100,000	98,463
5.279% 11/15/38	406,770	416,534
Morgan Stanley Capital I 4.970% 12/15/41	365,000	365,270
5.150% 06/13/41	365,000	374,544
Morgan Stanley Dean Witter Capital I 4.180% 03/12/35	237,199	240,369
4.740% 11/13/36	140,000	142,357
5.080% 09/15/37	385,000	392,332
5.980% 01/15/39	180,000	188,497
Structured Asset Securities Corp. I.O., 2.170% 02/25/28 (01/01/10) (c)(d)	622,494	36
Wachovia Bank Commercial Mortgage Trust 4.980% 11/15/34	290,000	297,862
5.037% 03/15/42	435,000	443,543
5.209% 10/15/44 (01/01/10) (c)(d)	35,000	34,834
5.726% 06/15/45	120,760	122,568
Total Commercial Mortgage-Backed Securities (cost of $5,212,789)		5,474,145
COLLATERALIZED MORTGAGE OBLIGATIONS—5.8%
Agency—5.4%
Federal Home Loan Mortgage Corp. 6.000% 05/15/29	1,555,000	1,604,141
Federal National Mortgage Association 4.000% 01/25/30	2,354,067	2,372,376
4.570% 01/25/39 (b)	150,000	149,438
4.600% 01/25/39 (b)	250,000	249,531
9.250% 03/25/18	20,924	23,434
		4,398,920
Non-Agency—0.4%
American Mortgage Trust 8.445% 09/27/22 (e)	2,349	1,424
Comfed Savings Bank 6.494% 01/25/18 (01/01/10) (c)(d)(e)	9,117	456

	Par	Value
GSMPS Mortgage Loan Trust 7.750% 09/19/27 (c)(f)	$323,223	$308,176
		310,056
Total Collateralized Mortgage Obligations (cost of $4,722,856)		4,708,976
CORPORATE FIXED-INCOME BONDS & NOTES—4.4%
Basic Materials—0.3%
Chemicals—0.2%
Dow Chemical Co. 5.700% 05/15/18	45,000	45,714
5.900% 02/15/15	50,000	53,729
8.550% 05/15/19	30,000	35,794
		135,237
Iron/Steel—0.1%
Nucor Corp. 5.850% 06/01/18	90,000	96,983
Communications—0.5%
Media—0.2%
Time Warner Cable, Inc. 3.500% 02/01/15	145,000	143,252
Time Warner, Inc. 6.500% 11/15/36	5,000	5,221
		148,473
Telecommunication Services—0.3%
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	175,000	189,923
New Cingular Wireless Services, Inc. 8.750% 03/01/31	25,000	32,308
		222,231
Consumer Cyclical—0.3%
Retail—0.3%
CVS Pass-Through Trust 8.353% 07/10/31 (f)	193,674	213,086
Consumer Non-Cyclical—0.0%
Food—0.0%
Campbell Soup Co. 4.500% 02/15/19	20,000	20,014
Energy—0.6%
Oil & Gas Services—0.0%
Smith International, Inc. 9.750% 03/15/19	5,000	6,333
Weatherford International Ltd. 5.150% 03/15/13	25,000	26,181
		32,514

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

	Par	Value
Pipelines—0.6%
Energy Transfer Partners LP 6.000% 07/01/13	$110,000	$117,610
6.625% 10/15/36	175,000	174,650
Kinder Morgan Energy Partners LP 5.625% 02/15/15	15,000	16,131
6.500% 09/01/39	15,000	15,117
Plains All American Pipeline LP 5.750% 01/15/20	10,000	10,008
6.500% 05/01/18	125,000	133,673
		467,189
Financials—2.1%
Banks—0.5%
Bank of New York Mellon Corp. 5.450% 05/15/19	30,000	31,497
Capital One Capital IV 6.745% 02/17/37 (02/17/32) (c)(d)	10,000	8,300
Capital One Capital V 10.250% 08/15/39	25,000	29,062
Citigroup, Inc. 6.375% 08/12/14	107,500	112,542
6.875% 03/05/38	10,000	9,980
JPMorgan Chase Capital XX 6.550% 09/29/36	110,000	100,815
USB Capital IX 6.189% 10/29/49 (04/15/42) (c)(d)	90,000	72,337
Wachovia Capital Trust III 5.800% 03/29/49 (03/15/11) (c)(d)	5,000	3,825
Wachovia Corp. 5.500% 05/01/13	60,000	63,740
		432,098
Diversified Financial Services—0.4%
Ameriprise Financial, Inc. 7.300% 06/28/19	25,000	27,801
Discover Financial Services 10.250% 07/15/19	15,000	17,541
International Lease Finance Corp. 4.875% 09/01/10	160,000	153,686
JPMorgan Chase & Co. 7.875% 06/15/10	125,000	128,909
		327,937
Insurance—0.7%
CNA Financial Corp. 5.850% 12/15/14	10,000	9,856
Lincoln National Corp. 8.750% 07/01/19	50,000	57,130
MetLife, Inc. 10.750% 08/01/39	160,000	197,028
Principal Life Income Funding Trusts 5.300% 04/24/13	5,000	5,280
Prudential Financial, Inc. 7.375% 06/15/19	185,000	207,416

	Par	Value
Transatlantic Holdings, Inc. 8.000% 11/30/39	$35,000	$35,634
Unum Group 7.125% 09/30/16	40,000	41,444
		553,788
Real Estate Investment Trusts (REITs)—0.5%
Brandywine Operating Partnership LP 7.500% 05/15/15	65,000	66,046
Duke Realty LP 7.375% 02/15/15	140,000	147,642
8.250% 08/15/19	170,000	177,643
Simon Property Group LP 5.750% 12/01/15	45,000	45,889
		437,220
Industrials—0.2%
Miscellaneous Manufacturing—0.0%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	30,000	35,848
Transportation—0.2%
Union Pacific Corp. 5.700% 08/15/18	25,000	26,188
6.650% 01/15/11	100,000	105,477
		131,665
Technology—0.1%
Networking Products—0.0%
Cisco Systems, Inc. 5.900% 02/15/39	40,000	40,444
Software—0.1%
Oracle Corp.
4.950% 04/15/13	50,000	53,653
Utilities—0.3%
Electric—0.3%
Niagara Mohawk Power Corp. 4.881% 08/15/19 (f)	85,000	84,276
Pacific Gas & Electric Co. 5.800% 03/01/37	190,000	192,566
Southern Co. 4.150% 05/15/14	5,000	5,142
		281,984
Gas—0.0%
Sempra Energy 6.500% 06/01/16	5,000	5,422
Total Corporate Fixed-Income Bonds & Notes (cost of $3,431,472)		3,635,786

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

	Par	Value
ASSET-BACKED SECURITIES—1.5%
BMW Vehicle Lease Trust 2.040% 04/15/11	$280,000	$281,515
Capital One Multi-Asset Execution Trust 0.303% 05/15/13 (01/15/10) (c)(d)	265,000	264,234
Entergy Gulf States Reconstruction Funding LLC 5.510% 10/01/13	60,671	64,387
Mid-State Trust 7.340% 07/01/35	578,192	568,880
Nissan Auto Receivables Owner Trust 3.800% 10/15/10	42,599	42,653
West Penn Funding LLC Transition Bonds 4.460% 12/27/10 (f)	36,951	37,327
Total Asset-Backed Securities (cost of $1,276,948)		1,258,996
	Shares
SECURITIES LENDING COLLATERAL—24.2%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.346%) (g)	19,779,576	19,779,576
Total Securities Lending Collateral (cost of $19,779,576)		19,779,576
	Par
SHORT-TERM OBLIGATION—5.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 06/15/12, market value $4,389,000 (repurchase proceeds $4,301,000)	$4,301,000	4,301,000
Total Short-Term Obligation (cost of $4,301,000)		4,301,000
Total Investments—126.1% (cost of $102,076,014) (h)		103,200,699
Obligation to Return Collateral for Securities Loaned—(24.2)%		(19,779,576)
Other Assets & Liabilities, Net—(1.9)%		(1,549,951)
Net Assets—100.0%		$81,871,172

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at December 31, 2009. The total market value of securities on loan at December 31, 2009 is $19,336,105.

(b)  Security purchased on a delayed delivery basis.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2009, the value of these securities amounted to $1,880, which represents less than 0.1% of net assets.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities, which are not illiquid, amounted to $642,865 which represents 0.8% of net assets.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Cost for federal income tax purposes is $102,209,295.

  Investments in affiliates during the year ended December 31, 2009:

  Security name: Bank of America Corp., 4.875% 01/15/13

Par as of 12/31/08:	$175,000
Par purchased:	—
Par sold:	$(175,000)
Par as of 12/31/09:	—
Interest income earned:	$7,820
Net realized gain (loss):	$8,148
Value at end of period:	—

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
U.S. Government Agencies	$—	$3,979,370	$—	$3,979,370
U.S. Government Obligations	29,183,922	—	—	29,183,922
Total Government & Agency Obligations	29,183,922	3,979,370	—	33,163,292
Total Mortgage-Backed Securities	—	30,878,928	—	30,878,928
Total Commercial Mortgage-Backed Securities	—	5,474,145	—	5,474,145
Collateralized Mortgage Obligations
Agency	—	4,398,920	—	4,398,920
Non-Agency	—	308,176	1,880	310,056
Total Collateralized Mortgage Obligations	—	4,707,096	1,880	4,708,976
Total Corporate Fixed-Income Bonds & Notes	—	3,635,786	—	3,635,786
Total Asset-Backed Securities	—	1,258,996	—	1,258,996
Total Securities Lending Collateral	19,779,576	—	—	19,779,576
Total Short-Term Obligation	—	4,301,000	—	4,301,000
Total Investments	$48,963,498	$54,235,321	$1,880	$103,200,699

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Collateralized Mortgage Obligations
Non-Agency	$547	$—	$121	$1,786	$(2,254)	$1,680	$1,880

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at December 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $1,786. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	40.5
Mortgage-Backed Securities	37.7
Commercial Mortgage-Backed Securities	6.7
Collateralized Mortgage Obligations	5.8
Corporate Fixed-Income Bonds & Notes	4.4
Asset-Backed Securities	1.5
96.6
Securities Lending Collateral	24.2
Short-Term Obligation	5.3
Obligation to Return Collateral for Securities Loaned	(24.2)
Other Assets & Liabilities, Net	(1.9)
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$102,076,014
Investments at value (including securities on loan of $19,336,105)	$103,200,699
Cash	446
Receivable for:
Investments sold	6,493,257
Fund shares sold	593,219
Interest	536,969
Securities lending	4,969
Expense reimbursement due from investment advisor	9,956
Trustees' deferred compensation plan	24,622
Prepaid expenses	2,690
Total Assets	110,866,827
Liabilities
Collateral on securities loaned	19,779,576
Payable for:
Investments purchased	6,101,580
Investments purchased on a delayed delivery basis	2,971,862
Fund shares repurchased	17,035
Investment advisory fee	26,597
Administration fee	10,499
Transfer agent fee	22
Trustees' fees	281
Audit fee	38,350
Pricing and bookkeeping fees	5,388
Custody fee	1,691
Distribution fees — Class B	10,225
Chief compliance officer expenses	165
Trustees' deferred compensation plan	24,622
Other liabilities	7,762
Total Liabilities	28,995,655
Net Assets	$81,871,172
Net Assets Consist of
Paid-in capital	$82,721,169
Undistributed net investment income	3,143,764
Accumulated net realized loss	(5,118,446)
Net unrealized appreciation on investments	1,124,685
Net Assets	$81,871,172
Class A
Net assets	$33,792,090
Shares outstanding	3,362,823
Net asset value per share	$10.05
Class B
Net assets	$48,079,082
Shares outstanding	4,827,862
Net asset value per share	$9.96

See Accompanying Notes to Financial Statements.

9

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Interest	$3,469,448
Interest from affiliates	7,820
Securities lending	106,021
Dollar roll fee income	67,077
Total Investment Income	3,650,366
Expenses
Investment advisory fee	326,611
Administration fee	128,966
Distribution fees — Class B	124,028
Transfer agent fee	337
Pricing and bookkeeping fees	59,744
Trustees' fees	19,640
Custody fee	13,897
Audit fee	46,320
Chief compliance officer expenses	568
Other expenses	38,751
Expenses before interest expense	758,862
Interest expense	1,889
Total Expenses	760,751
Fees waived or expenses reimbursed by investment advisor	(121,108)
Custody earnings credit	(6)
Net Expenses	639,637
Net Investment Income	3,010,729
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	844,023
Affiliated investments	8,148
Futures contracts	(1,615)
Net realized gain	850,556
Net change in unrealized appreciation (depreciation) on:
Investments	(3,011,573)
Futures contracts	346,717
Net change in unrealized appreciation (depreciation)	(2,664,856)
Net Loss	(1,814,300)
Net Increase Resulting from Operations	$1,196,429

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$3,010,729	$5,396,219
Net realized gain on investments and futures contracts	850,556	1,407,204
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,664,856)	1,774,609
Net increase resulting from operations	1,196,429	8,578,032
Distributions to Shareholders
From net investment income:
Class A	(2,474,233)	(2,922,107)
Class B	(3,409,159)	(4,071,368)
Total distributions to shareholders	(5,883,392)	(6,993,475)
Net Capital Stock Transactions	(14,118,907)	(35,620,771)
Total decrease in net assets	(18,805,870)	(34,036,214)
Net Assets
Beginning of period	100,677,042	134,713,256
End of period	$81,871,172	$100,677,042
Undistributed net investment income at end of period	$3,143,764	$5,479,007
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	192,883	$2,002,690	194,390	$2,043,303
Distributions reinvested	251,958	2,474,233	295,760	2,922,107
Redemptions	(1,413,704)	(14,635,434)	(1,595,805)	(16,752,339)
Net decrease	(968,863)	(10,158,511)	(1,105,655)	(11,786,929)
Class B
Subscriptions	522,836	5,322,688	197,033	2,033,894
Distributions reinvested	350,016	3,409,159	415,022	4,071,368
Redemptions	(1,243,571)	(12,692,243)	(2,896,795)	(29,939,104)
Net decrease	(370,719)	(3,960,396)	(2,284,740)	(23,833,842)

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008		2007	2006(a)	2005
Net Asset Value, Beginning of Period	$10.61		$10.47		$10.48	$10.71	$11.09
Income from Investment Operations:
Net investment income (b)	0.38		0.49		0.48	0.50	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.20)		0.31		0.13	(0.11)	(0.16)
Total from investment operations	0.18		0.80		0.61	0.39	0.27
Less Distributions to Shareholders:
From net investment income	(0.74)		(0.66)		(0.62)	(0.62)	(0.61)
From net realized gains	—		—		—	—	(0.04)
Total distributions to shareholders	(0.74)		(0.66)		(0.62)	(0.62)	(0.65)
Net Asset Value, End of Period	$10.05		$10.61		$10.47	$10.48	$10.71
Total return (c)(d)	1.90	%(e)	8.09	%(e)	6.19%	3.72%	2.58	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.60%		0.69%		0.68%	0.66%	0.63%
Interest expense	—	%(g)	—	%(g)	—	—	—
Net expenses (f)	0.60%		0.69%		0.68%	0.66%	0.63%
Waiver/Reimbursement	0.14%		0.01%		—	—	—	%(g)
Net investment income (f)	3.66%		4.71%		4.63%	4.71%	4.00%
Portfolio turnover rate (h)	203%		206%		199%	89%	127%
Net assets, end of period (000s)	$33,792		$45,962		$56,942	$65,660	$82,056

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

12

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008		2007	2006(a)	2005
Net Asset Value, Beginning of Period	$10.52		$10.39		$10.40	$10.64	$11.01
Income from Investment Operations:
Net investment income (b)	0.35		0.47		0.45	0.47	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)		0.30		0.14	(0.12)	(0.15)
Total from investment operations	0.16		0.77		0.59	0.35	0.25
Less Distributions to Shareholders:
From net investment income	(0.72)		(0.64)		(0.60)	(0.59)	(0.58)
From net realized gains	—		—		—	—	(0.04)
Total distributions to shareholders	(0.72)		(0.64)		(0.60)	(0.59)	(0.62)
Net Asset Value, End of Period	$9.96		$10.52		$10.39	$10.40	$10.64
Total return (c)(d)(e)	1.71%		7.81%		5.97%	3.39%	2.43%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.85%		0.89%		0.90%	0.90%	0.88%
Interest expense	—	%(g)	—	%(g)	—	—	—
Net expenses (f)	0.85%		0.89%		0.90%	0.90%	0.88%
Waiver/Reimbursement	0.14%		0.06%		0.03%	0.01%	—	%(g)
Net investment income (f)	3.39%		4.50%		4.41%	4.48%	3.74%
Portfolio turnover rate (h)	203%		206%		199%	89%	127%
Net assets, end of period (000s)	$48,079		$54,715		$77,771	$83,616	$92,884

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IOs"). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$537,420	$(537,420)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$5,883,392	$6,993,475

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$3,302,836	$991,404

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,590,138
Unrealized depreciation	(598,734)
Net unrealized appreciation	$991,404

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$1,095,747
2014	2,884,088
2017	515,581
$4,495,416

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As

16

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

of December 31, 2009, post-October capital losses of $202,358 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption

17

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to bear a portion of the Fund's expenses through April 30, 2010 so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.60% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk—Interest rate risk refers to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2009, the Fund entered into 309 futures contracts. The Fund did not have any open futures contracts at the end of the year.

18

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

The Effect of Derivative Instruments on the Fund's Statement of Operations for the Year Ended December 31, 2009.

Risk Exposure	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Futures Contracts
Interest Rate	$(1,615)	$346,717

Note 7. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $171,188,351 and $188,779,770, respectively, of which $135,608,435 and $163,753,753, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $7,727,273 at a weighted average interest rate of 0.797%.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of December 31, 2009, the Fund had three shareholders that collectively held 87.1% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution

19

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2009

plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

21

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

22

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

23

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

24

Board Consideration and Approval of Advisory Agreements

Columbia Federal Securities Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance

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of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Federal Securities Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Federal Securities Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by

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Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

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8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Federal Securities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30131-1209 (02/10) 10-102476

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia International Fund, Variable Series / December 31, 2009

Columbia International Fund, Variable Series seeks long-term capital appreciation.

Fred Copper, the lead manager, has managed or co-managed the fund since October 2005. Tim R. Anderson, Jasmine (Weili) Huang, Paul J. DiGiacomo and Daisuke Nomoto have co-managed the fund since May 2006.

Summary

For the 12-month period that ended December 31, 2009, the return of the fund's Class A shares was just short of the return of the fund's benchmark, the MSCI EAFE Index1 and the average return of the funds in its peer group, the Lipper VUF International Core Funds Classification.2 In an environment of sharply rising stock prices, the fund, its benchmark and the average fund in its peer group all gained more than 30%. Country allocation and stock selection accounted for the fund's strong returns for the period. Exposure to China bolstered performance, as did an allocation to Turkey. Disappointments were generally stock specific.

A timely increase in China exposure bolstered returns

China was the largest contributor to the fund's positive returns. Although it sold off more in 2008 than some developed markets, it had almost no direct exposure to the global credit crisis. In addition, China's balance sheet is in such good shape that the government was both willing and able to provide stimulus to its economy, a factor that we did not believe was reflected in its depressed stock prices. We focused on companies that served the domestic economy and avoided exporters that were vulnerable to global economic weakness. In this regard, shares of Yanzhou Coal Mining (0.5% of net assets), one of China's largest coal producers, soared. Coal is the primary energy source in China. Dongfeng Motor Group was another standout performer. While auto sales declined in the developed world, they were strong in China, helped by the strength of the domestic economy and a government stimulus package that targeted the auto industry. We took profits and sold the stock.

An out-of-index position in Turkey also aided relative returns. Turkey's economy held up reasonably well as other economies contracted, and interest rates, which had been high, came down. In this environment, Turkiye Is Bankasi (0.5% of net assets), one of Turkey's biggest banks, was a strong performer. Turkish airline Turk Hava Yollari (0.5% of net assets) also posted a strong return. The company, which has the backing of the Turkish government, had a strong balance sheet and benefited from a relatively strong domestic economy.

United Microelectronics (0.7% of net assets) in Taiwan, one of the world's largest semiconductor foundries, was another noteworthy contributor for the period. Semiconductors are the basic raw material of the technology industry; and when it appeared that the global economy was beginning to recover, semiconductor stocks did well. Bezeq Israeli Telecommunication Corp. (0.8% of net assets) also posted a strong return.

Stock-specific disappointments

Japanese game company Nintendo (0.6% of net assets) was a particular drag on performance. A strong yen hurt Nintendo, but its underperformance was driven mostly by the maturation of its hardware base for the Wii and Game Boy. While sales of software increased, sales of Nintendo's hardware, which are much more profitable, slowed. The company remains in the portfolio, because we believe it is one of the premier software designers in the world. OPAP (0.7% of net assets), the Greek lottery, also hampered performance. A defensive, high-yielding stock, it was a good performer when the market was falling, but it didn't participate as the market rebounded. Additionally, the company was hurt by a struggling Greek economy.

A positive backdrop for the equity markets

We remain positive in our outlook for the equity markets going forward. Inflation is relatively low; monetary policy remains supportive; and with unemployment at or close to double digits in many places around the world, we don't expect a shift in supportive monetary policy anytime soon. There is also the potential for a rebound in merger and acquisition activity, which we believe would be favorable for the equity markets.

That said, equity valuations are not as compelling as they were a year ago, and the big moves in this bull market may be behind us. However, we do see the potential for international stock markets to move higher. As investors turn their attention from the expectation of earnings growth to the actual delivery of earnings growth, we believe that our emphasis on stock selection should be rewarded.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (05/02/94)	30.34	1.88	-1.00
Class B (06/01/00)	30.16	1.55	-1.23
MSCI EAFE Index	31.78	3.54	1.17

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	0.91	1.18
Class B	0.90	1.17

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	1.49
Class B	1.74

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,198.10	1,020.16	5.54	5.09	1.00
Class B	1,000.00	1,000.00	1,195.30	1,018.90	6.92	6.36	1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—98.4%
Consumer Discretionary—9.6%
Auto Components—1.5%
Denso Corp.	5,400	$161,839
Stanley Electric Co., Ltd.	10,100	203,109
		364,948
Automobiles—1.7%
Nissan Motor Co., Ltd. (a)	29,000	253,460
Toyota Motor Corp.	4,000	168,064
		421,524
Hotels, Restaurants & Leisure—1.3%
OPAP SA	8,118	177,720
Paddy Power PLC	3,786	134,175
		311,895
Leisure Equipment & Products—0.4%
Altek Corp.	51,000	103,093
Media—1.4%
Publicis Groupe SA	3,956	160,483
Vivendi	5,855	172,849
		333,332
Specialty Retail—1.5%
Game Group PLC	96,985	165,910
USS Co., Ltd.	3,340	202,822
		368,732
Textiles, Apparel & Luxury Goods—1.8%
LG Fashion Corp.	7,490	203,117
Polo Ralph Lauren Corp. (b)	1,400	113,372
Youngone Corp. (a)	11,230	112,426
		428,915
Consumer Staples—9.8%
Beverages—1.8%
Carlsberg A/S, Class B	2,993	220,873
Cott Corp. (a)	25,678	210,560
		431,433
Food & Staples Retailing—2.8%
Koninklijke Ahold NV	19,727	261,717
Seven & i Holdings Co., Ltd.	12,900	261,833
Wal-Mart Stores, Inc.	3,261	174,300
		697,850
Food Products—4.2%
China Milk Products Group Ltd. (a)	352,000	83,736
Kerry Group PLC, Class A	4,026	118,670
Nestlé SA, Registered Shares	8,020	389,634
Toyo Suisan Kaisha Ltd.	10,000	229,223
Viterra, Inc. (a)	21,280	200,826
		1,022,089
Tobacco—1.0%
Japan Tobacco, Inc.	74	249,688

	Shares	Value
Energy—8.1%
Energy Equipment & Services—1.6%
Noble Corp.	5,175	$210,623
Shinko Plantech Co., Ltd.	18,300	184,449
		395,072
Oil, Gas & Consumable Fuels—6.5%
AWE Ltd. (a)	87,125	217,485
BP PLC	43,248	418,259
Royal Dutch Shell PLC, Class B	9,821	286,185
Total SA	8,576	549,564
Yanzhou Coal Mining Co., Ltd., Class H	54,000	118,147
		1,589,640
Financials—25.3%
Capital Markets—1.2%
ICAP PLC	13,734	95,178
Intermediate Capital Group PLC	23,938	105,853
Tokai Tokyo Financial Holdings	24,000	93,498
		294,529
Commercial Banks—15.5%
Australia & New Zealand Banking Group Ltd.	10,287	209,297
Banco Bilbao Vizcaya Argentaria SA	21,775	394,440
Banco Santander SA	34,138	560,884
Bank of China Ltd., Class H	272,000	145,632
Barclays PLC	65,997	290,827
BNP Paribas	3,823	301,687
DBS Group Holdings Ltd.	26,000	282,695
HSBC Holdings PLC	27,104	309,320
National Australia Bank Ltd.	11,305	275,087
National Bank of Greece SA (a)	7,896	201,341
Standard Chartered PLC	11,080	277,472
Sumitomo Mitsui Financial Group, Inc.	6,400	182,461
Sumitomo Trust & Banking Co., Ltd.	25,000	121,535
Svenska Handelsbanken AB, Class A	4,092	117,029
Turkiye Is Bankasi, Class C	28,662	120,802
		3,790,509
Diversified Financial Services—1.0%
ING Groep NV (a)	23,720	229,305
Insurance—4.7%
Axis Capital Holdings Ltd.	5,117	145,374
Baloise Holding AG, Registered Shares	2,679	223,153
Brit Insurance Holdings NV	61,729	195,896
Sampo Oyj, Class A	9,357	227,091
XL Capital Ltd., Class A	5,654	103,638
Zurich Financial Services AG, Registered Shares	1,182	256,998
		1,152,150

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2009

	Shares	Value
Real Estate Investment Trusts (REITs)—0.8%
Japan Retail Fund Investment Corp.	44	$196,939
Real Estate Management & Development—2.1%
Hongkong Land Holdings Ltd.	39,000	191,929
Huaku Development Co., Ltd.	84,000	212,288
Swire Pacific Ltd., Class A	8,500	102,797
		507,014
Health Care—8.2%
Biotechnology—0.5%
Amgen, Inc. (a)(b)	2,407	136,164
Health Care Equipment & Supplies—0.7%
Miraca Holdings, Inc.	6,400	175,172
Pharmaceuticals—7.0%
Astellas Pharma, Inc.	3,700	137,820
AstraZeneca PLC, ADR	7,859	368,901
Novartis AG, Registered Shares	2,531	137,894
Roche Holding AG, Genusschein Shares	2,679	455,741
Sanofi-Aventis SA	5,644	442,415
Santen Pharmaceutical Co., Ltd.	4,900	156,677
		1,699,448
Industrials—11.1%
Aerospace & Defense—2.0%
BAE Systems PLC	48,965	282,177
MTU Aero Engines Holding AG	3,943	216,362
		498,539
Airlines—0.5%
Turk Hava Yollari A.O.	31,950	121,886
Commercial Services & Supplies—0.6%
Aeon Delight Co., Ltd.	10,700	151,452
Construction & Engineering—3.4%
COMSYS Holdings Corp.	14,100	147,795
CTCI Corp.	136,000	138,918
Impregilo SpA	36,047	127,815
Maire Tecnimont SpA	41,129	146,111
Toyo Engineering Corp.	45,000	131,986
Vinci SA	2,506	140,361
		832,986
Electrical Equipment—0.9%
Schneider Electric SA	1,850	214,326
Industrial Conglomerates—1.7%
DCC PLC	5,838	163,037
Tyco International Ltd.	6,903	246,299
		409,336
Machinery—0.5%
Demag Cranes AG	3,749	125,120
Professional Services—0.8%
Atkins WS PLC	9,194	90,667
Teleperformance	3,032	97,895
		188,562

	Shares	Value
Trading Companies & Distributors—0.7%
Mitsui & Co., Ltd.	11,800	$167,054
Information Technology—4.9%
Electronic Equipment, Instruments & Components—0.7%
FUJIFILM Holdings Corp.	5,400	161,324
IT Services—0.5%
Redecard SA	7,500	123,584
Office Electronics—1.1%
Canon, Inc.	6,600	279,016
Semiconductors & Semiconductor Equipment—1.4%
MediaTek, Inc.	10,000	173,660
United Microelectronics Corp., ADR (a)	43,171	167,503
		341,163
Software—1.2%
Autonomy Corp. PLC (a)	6,261	152,655
Nintendo Co., Ltd.	600	142,240
		294,895
Materials—10.3%
Chemicals—3.2%
BASF SE	6,617	410,429
Clariant AG, Registered Shares (a)	19,547	229,584
Syngenta AG, Registered Shares	507	142,070
		782,083
Construction Materials—0.6%
Ciments Francais SA	1,352	142,557
Metals & Mining—6.0%
Anglo American PLC (a)	5,366	232,234
BHP Billiton PLC	13,747	439,117
BlueScope Steel Ltd.	45,660	125,995
Eurasian Natural Resources Corp.	8,487	125,177
First Quantum Minerals Ltd.	1,461	112,119
Salzgitter AG	1,779	173,897
Thompson Creek Metals Co., Inc. (a)	10,000	117,895
Tokyo Steel Manufacturing Co., Ltd.	11,400	128,252
		1,454,686
Paper & Forest Products—0.5%
Svenska Cellulosa AB, Class B	9,554	127,621
Telecommunication Services—5.8%
Diversified Telecommunication Services—4.9%
BCE, Inc.	6,500	180,236
Bezeq Israeli Telecommunication Corp., Ltd.	81,361	204,855
Nippon Telegraph & Telephone Corp.	5,100	200,609
Tele2 AB, Class B	10,353	158,607
Telefónica O2 Czech Republic AS	8,444	191,965
Telefónica SA	3,980	110,929
Telekomunikacja Polska SA	26,306	144,937
		1,192,138

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2009

	Shares	Value
Wireless Telecommunication Services—0.9%
Softbank Corp.	5,300	$123,876
Vodafone Group PLC	41,760	96,704
		220,580
Utilities—5.3%
Electric Utilities—1.3%
Enel SpA	21,016	122,038
Iberdrola SA	21,644	206,039
		328,077
Independent Power Producers & Energy Traders—1.6%
Drax Group PLC	25,977	173,894
International Power PLC	42,163	208,615
		382,509
Multi-Utilities—2.4%
AGL Energy Ltd.	18,297	230,158
RWE AG	3,595	349,353
		579,511
Total Common Stocks (cost of $21,323,738)		24,018,446
INVESTMENT COMPANY—0.8%
iShares MSCI EAFE Index Fund	3,340	184,702
Total Investment Company (cost of $182,328)		184,702
PREFERRED STOCK—0.5%
Utilities—0.5%
Electric Utilities—0.5%
Cia Energetica de Minas Gerais	7,125	129,053
Total Preferred Stock (cost of $141,205)		129,053
RIGHTS—0.0%
Financials—0.0%
Insurance—0.0%
Fortis Expires 07/04/14 (a)(c)(d)	9,209	—
Total Rights (cost of $—)		—
Total Investments—99.7% (cost of $21,647,271) (e)		24,332,201
Other Assets & Liabilities, Net—0.3%		63,514
Net Assets—100.0%		$24,395,715

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of these securities are pledged as collateral for written option contracts.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. This security has no value.

(d)  Security has no value.

(e)  Cost for federal income tax purposes is $21,930,798.

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$113,372	$2,219,067	$—	$2,332,439
Consumer Staples	585,686	1,815,374	—	2,401,060
Energy	210,623	1,774,089	—	1,984,712
Financials	440,941	5,729,505	—	6,170,446
Health Care	505,065	1,505,719	—	2,010,784
Industrials	246,299	2,462,962	—	2,709,261
Information Technology	167,503	1,032,479	—	1,199,982
Materials	230,014	2,276,933	—	2,506,947
Telecommunication Services	180,236	1,232,482	—	1,412,718
Utilities	—	1,290,097	—	1,290,097
Total Common Stocks	2,679,739	21,338,707	—	24,018,446
Total Investment Company	184,702	—	—	184,702
Total Preferred Stock	—	129,053	—	129,053
Total Rights	—	—	—	—
Total Investments	2,864,441	21,467,760	—	24,332,201
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	(52,077)	—	(52,077)
Value of Written Call Option Contracts	(834)	—	—	(834)
Total	$2,863,607	$21,415,683	$—	$24,279,290

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2009

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Common Stocks
Financials	$307,554	$—	$3,847	$(101,146)	$(27,794)	$(182,461)	$—
Telecommunication Services	322,470	—	(1,807)	(78,763)	(41,291)	(200,609)	—
Rights
Financials	30,193	—	(15,040)	24,815	(39,968)	—	—
	$660,217	$—	$(13,000)	$(155,094)	$(109,053)	$(383,070)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Amgen, Inc.	60	24	01/16/10	$1,057	$(624)
Polo Ralph Lauren Corp.	90	14	01/16/10	406	(210)
Total written call options (proceeds $1,463)					$(834)

For the year ended December 31, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2008	—	$—
Options written	936	39,875
Options terminated in closing purchase transaction	(28)	(1,848)
Options exercised	(269)	(12,213)
Options expired	(601)	(24,351)
Options outstanding at December 31, 2009	38	$1,463

Forward foreign currency exchange contracts outstanding on December 31, 2009 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,015,384	$1,014,010	03/11/10	$1,374
EUR	1,292,931	1,308,621	03/11/10	(15,690)
GBP	892,845	901,058	03/11/10	(8,213)
JPY	305,635	314,577	03/11/10	(8,942)
NOK	195,453	196,045	03/11/10	(592)
SEK	73,265	72,843	03/11/10	422
				$(31,641)

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$739,103	$727,550	03/11/10	$(11,553)
CZK	238,752	243,014	03/11/10	4,262
DKK	48,508	48,487	03/11/10	(21)
ILS	242,583	243,618	03/11/10	1,035
KRW	339,966	339,702	03/11/10	(264)
PLN	73,370	72,772	03/11/10	(598)
TWD	790,805	777,508	03/11/10	(13,297)
				$(20,436)

At December 31, 2009, The Fund was invested in the following countries:

Country (Unaudited)	Value	% of Total Investments
Japan	$4,612,191	19.0
United Kingdom	4,315,044	17.7
France	2,222,136	9.1
Switzerland	2,045,697	8.4
Germany	1,275,161	5.2
Spain	1,272,291	5.2
United States	1,103,849	4.5
Australia	1,058,022	4.4
Canada	821,635	3.4
Taiwan	795,462	3.3
Netherlands	491,023	2.0
Ireland	415,882	1.7
Sweden	403,257	1.7
Italy	395,964	1.6
Greece	379,061	1.6
China	347,515	1.4
Republic of Korea	315,543	1.3
Hong Kong	294,726	1.2
Singapore	282,695	1.2
Brazil	252,637	1.0
Turkey	242,688	1.0
Finland	227,091	0.9
Denmark	220,873	0.9
Israel	204,856	0.9
Czech Republic	191,965	0.8
Poland	144,937	0.6
	$24,332,201	100.0

Securities are listed by country of domicile.

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2009

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$21,647,271
Investments, at value	$24,332,201
Cash	52,674
Foreign currency (cost of $30,679)	30,833
Unrealized appreciation on forward foreign currency exchange contracts	7,093
Receivable for:
Investments sold	96,680
Fund shares sold	6,623
Dividends	11,972
Foreign tax reclaims	64,267
Expense reimbursement due from investment advisor	15,761
Trustees' deferred compensation plan	15,684
Prepaid expenses	799
Total Assets	24,634,587
Liabilities
Written options, at value (premium of $1,463)	834
Unrealized depreciation on forward foreign currency exchange contracts	59,170
Payable for:
Investments purchased	75,052
Fund shares repurchased	16,303
Investment advisory fee	18,095
Pricing and bookkeeping fees	4,614
Transfer agent fee	24
Trustees' fees	28
Audit fee	29,900
Custody fee	8,629
Distribution fees — Class B	435
Chief compliance officer expenses	132
Reports to shareholders	6,156
Trustees' deferred compensation plan	15,684
Other liabilities	3,816
Total Liabilities	238,872
Net Assets	$24,395,715
Net Assets Consist of
Paid-in capital	$33,560,503
Undistributed net investment income	732,537
Accumulated net realized loss	(12,534,785)
Net unrealized appreciation (depreciation) on:
Investments	2,684,930
Foreign currency translations and forward foreign currency exchange contracts	(48,099)
Written options	629
Net Assets	$24,395,715
Class A
Net assets	$22,356,949
Shares outstanding	18,914,398
Net asset value per share	$1.18
Class B
Net assets	$2,038,766
Shares outstanding	1,739,205
Net asset value per share	$1.17

See Accompanying Notes to Financial Statements.

9

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$827,441
Interest	75
Foreign taxes withheld	(72,495)
Total Investment Income	755,021
Expenses
Investment advisory fee	192,168
Distribution fees — Class B	4,645
Transfer agent fee	241
Pricing and bookkeeping fees	53,412
Trustees' fees	16,027
Custody fee	66,987
Audit fee	39,691
Legal fees	11,507
Reports to shareholders	18,782
Chief compliance officer expenses	557
Other expenses	14,688
Total Expenses	418,705
Fees waived or expenses reimbursed by investment advisor	(193,696)
Net Expenses	225,009
Net Investment Income	530,012
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Foreign Currency Exchange Contracts, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	(4,022,293)
Foreign currency transactions and forward foreign currency exchange contracts	344,380
Futures contracts	12,167
Written options	26,073
Net realized loss	(3,639,673)
Net change in unrealized appreciation (depreciation) on:
Investments	9,006,854
Foreign currency translations and forward foreign currency exchange contracts	(185,882)
Written options	629
Net change in unrealized appreciation (depreciation)	8,821,601
Net Gain	5,181,928
Net Increase Resulting from Operations	$5,711,940

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income	$530,012	$1,132,678
Net realized loss on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options, net of foreign capital gains tax	(3,639,673)	(4,688,863)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and written options	8,821,601	(16,427,753)
Net increase (decrease) resulting from operations	5,711,940	(19,983,938)
Distributions to Shareholders
From net investment income:
Class A	(103,466)	(1,020,386)
Class B	(2,238)	(83,976)
From net realized gains:
Class A	—	(7,406,965)
Class B	—	(689,030)
Total distributions to shareholders	(105,704)	(9,200,357)
Net Capital Stock Transactions	(3,846,851)	114,072
Total increase (decrease) in net assets	1,759,385	(29,070,223)
Net Assets
Beginning of period	22,636,330	51,706,553
End of period	$24,395,715	$22,636,330
Undistributed (overdistributed) net investment income at end of period	$732,537	$(71,855)
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	1,059,563	$1,103,772	945,594	$1,158,778
Distributions reinvested	102,441	103,466	5,852,327	8,427,351
Redemptions	(4,969,620)	(4,722,590)	(6,071,316)	(9,365,906)
Net increase (decrease)	(3,807,616)	(3,515,352)	726,605	220,223
Class B
Subscriptions	46,155	41,256	69,561	85,514
Distributions reinvested	2,238	2,238	540,564	773,006
Redemptions	(388,116)	(374,993)	(622,912)	(964,671)
Net decrease	(339,723)	(331,499)	(12,787)	(106,151)

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$0.91	$2.15		$2.46		$2.15		$1.90
Income from Investment Operations:
Net investment income (a)	0.02	0.05		0.04		0.04		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, written options and net of foreign capital gains tax	0.26	(0.85)		0.19		0.48		0.22
Total from investment operations	0.28	(0.80)		0.23		0.52		0.25
Less Distributions to Shareholders:
From net investment income	(0.01)	(0.06)		(0.08)		(0.04)		—
From net realized gains	—	(0.38)		(0.46)		(0.17)		—
Total distributions to shareholders	(0.01)	(0.44)		(0.54)		(0.21)		—
Net Asset Value, End of Period	$1.18	$0.91		$2.15		$2.46		$2.15
Total return (b)(c)(d)	30.34%	(44.83)%		7.79	%(e)	25.17%		13.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.00%	0.95	%(f)	0.95	%(f)	0.95	%(f)	0.95	%(f)
Waiver/Reimbursement	0.88%	0.53%		0.37%		0.28%		0.20%
Net investment income	2.42%	3.03	%(f)	1.81	%(f)	1.64	%(f)	1.49	%(f)
Portfolio turnover rate	75%	84%		69%		90%		67%
Net assets, end of period (000s)	$22,357	$20,756		$47,253		$59,317		$61,525

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights

Columbia International Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$0.90	$2.13		$2.45		$2.14		$1.90
Income from Investment Operations:
Net investment income (a)	0.02	0.04		0.04		0.03		0.02
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, written options and net of foreign capital gains tax	0.25	(0.84)		0.17		0.48		0.22
Total from investment operations	0.27	(0.80)		0.21		0.51		0.24
Less Distributions to Shareholders:
From net investment income	— (b)	(0.05)		(0.07)		(0.03)		—
From net realized gains	—	(0.38)		(0.46)		(0.17)		—
Total distributions to shareholders	— (b)	(0.43)		(0.53)		(0.20)		—
Net Asset Value, End of Period	$1.17	$0.90		$2.13		$2.45		$2.14
Total return (c)(d)(e)	30.16%	(45.02)%		7.18	%(f)	25.04%		12.63%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.25%	1.20	%(g)	1.20	%(g)	1.20	%(g)	1.20	%(g)
Waiver/Reimbursement	0.88%	0.53%		0.37%		0.28%		0.20%
Net investment income	2.19%	2.75	%(g)	1.55	%(g)	1.37	%(g)	1.20	%(g)
Portfolio turnover rate	75%	84%		69%		90%		67%
Net assets, end of period (000s)	$2,039	$1,881		$4,454		$6,450		$6,249

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per shares.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010 the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Company adjustments, foreign currency transactions and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$380,084	$(258,744)	$(121,340)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$105,704	$2,456,273
Long-Term Capital Gains	—	6,744,084

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$826,859	$—	$2,401,403

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$4,105,886
Unrealized depreciation	(1,704,483)
Net unrealized appreciation	$2,401,403

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$4,389,793
2011	339,845
2016	803,742
2017	6,829,249
$12,362,629

Of the capital loss carryforwards attributable to the Fund, $252,102 ($173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $79,096 expiring 12/31/10 remains from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $121,340 expired during the year ended December 31, 2009. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Bank of America N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer

17

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective January 12, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.00% of the Fund's average daily net assets on an annualized basis. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to January 12, 2009, Columbia voluntarily waived fees and/or reimbursed the Fund for certain expenses so that the Fund's ordinary operating expenses did not exceed 0.95% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009 was $121.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts, options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts—The Fund entered into stock index futures contracts to manage its exposure to the securities markets.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia. Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are

18

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2009, the Fund entered into 3 futures contracts. The Fund did not have any open futures contracts at the end of the year.

Options—The Fund wrote covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. A written covered call option becomes more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund will identify within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2009 the Fund entered into 936 written options contracts.

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2009, the Fund entered into 359 forward foreign currency exchange contracts.

19

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2009:

Fair Value of Derivative Instruments
Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
	—	Written options, at value	$(834)
Unrealized appreciation on forward foreign currency exchange contracts	$7,093	Unrealized depreciation on forward foreign currency exchange contracts	(59,170)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2009:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Equity risk	$12,167	$—
Written Options	Equity risk	26,073	629
Forward Foreign Currency Exchange Contracts	Foreign exchange rate risk	368,450	(190,189)

Note 7. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $16,263,250 and $19,025,372, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.
For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 90.0% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

20

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2009

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

22

Federal Income Tax Information (Unaudited)

Columbia International Fund, Variable Series

1.85% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

Foreign taxes paid during the fiscal year ended December 31, 2009, of $72,508 are expected to be passed through to shareholders. This represents less than $0.01 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $798,668 ($0.04 per share) for the fiscal year ended December 31, 2009.

23

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

24

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

25

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

26

Board Consideration and Approval of Advisory Agreements

Columbia International Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

27

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia International Fund, Variable Series' performance was in the fifth quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the fourth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia International Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions

28

regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

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8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia International Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30318-1209 (02/10) 10-102775

Columbia Large Cap Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

Columbia Large Cap Growth Fund, Variable Series seeks long-term capital appreciation.

John T. Wilson has been lead portfolio manager of the fund since August 2005. Roger R. Sullivan has co-managed the fund since June 2005.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares underperformed the fund's benchmark, the Russell 1000 Growth Index.1 The fund's return was modestly lower than that of the average fund in its peer group, the Lipper VUF Large-Cap Growth Funds Classification.2 While the fund participated fully in the powerful market rally that characterized the period, an emphasis on higher-quality names hurt relative performance in an environment that favored lower-quality companies. Consumer stocks, in particular, detracted from relative returns, while positive stock selection in the utilities, industrials and energy sectors helped drive the fund's double-digit results.

Utilities, industrials and energy names helped returns

In the utilities sector, global power generator AES benefited from rising demand for power in emerging markets. We sold the position, taking profits. Among industrials holdings, manufacturers of precision-engineered flow control equipment Flowserve and Tyco International (0.8% and 1.1% of net assets, respectively) were strong performers as large infrastructure projects picked up pace around the globe. Tyco's flow control division was selected to support construction of Australia's desalination project, among the largest public-private infrastructure projects in the world. Shares of aerospace component supplier Goodrich rose on anticipation of a recovery in airline capacity. We sold the stock. Energy names Transocean and Schlumberger (0.7% and 0.7% of net assets, respectively) also helped drive returns. Transocean benefited from the resilience and profitability of its ultra deep water-drilling business, while Schlumberger rose in anticipation of resurging demand for international oilfield service.

Consumer discretionary and staples names hurt relative returns

In the consumer discretionary sector, investors exited video game retailer GameStop (0.4% of net assets) on concerns that "big box" retailers would soon enter the high margin used video game business that GameStop has dominated for years. The stock of for-profit education company, Apollo Group, underperformed during the market rally, as investors worried that the company's recent strong enrollment growth, experienced during a time of economic weakness, would not continue as the economy improved. We sold the position. Consumer staples names Wal-Mart Stores (1.3% of net assets) and Molson Coors Brewing fell behind the market. While Wal-Mart's business held up well in the heart of the recession, the stock was unable to keep pace during the market rally, as investors sought names with greater economic sensitivity. We sold our position in Molson Coors as beer sales weakened.

Positioned for an economic recovery

Improvements in consumer spending, housing sales and corporate earnings gave evidence of a stabilizing economic picture. Against this backdrop, we have positioned the fund for a stronger economy. We continue to emphasize higher-quality companies with strong balance sheets and improving margins, as we believe these issues will prevail as investors focus on business fundamentals. We are focusing on sectors that have not yet fully participated in the market's upswing, as opposed to those that have already posted significant gains, with the expectation that those areas may offer both better value and improved upside potential.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (01/01/89)	34.81	1.43	-4.81
Class B (06/01/00)	34.60	1.26	-4.98
Russell 1000 Growth Index	37.21	1.63	-3.99

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	18.63	24.94
Class B	18.55	24.84

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.88
Class B	1.13

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

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Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,220.40	1,021.17	4.48	4.08	0.80
Class B	1,000.00	1,000.00	1,219.20	1,020.42	5.31	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in each share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—99.9%
Consumer Discretionary—11.2%
Hotels, Restaurants & Leisure—2.5%
International Game Technology	15,436	$289,734
Las Vegas Sands Corp. (a)	13,690	204,529
Starbucks Corp. (a)	26,710	615,932
Starwood Hotels & Resorts Worldwide, Inc.	11,260	411,778
		1,521,973
Internet & Catalog Retail—1.7%
Amazon.com, Inc. (a)	7,690	1,034,459
Media—1.7%
DIRECTV, Class A (a)	14,450	481,907
Viacom, Inc., Class B (a)	17,660	525,032
		1,006,939
Multiline Retail—2.7%
J.C. Penney Co., Inc.	10,890	289,783
Nordstrom, Inc.	10,310	387,450
Target Corp.	20,300	981,911
		1,659,144
Specialty Retail—2.6%
Best Buy Co., Inc.	8,570	338,172
GameStop Corp., Class A (a)	10,890	238,927
Lowe's Companies, Inc.	19,650	459,614
Staples, Inc.	23,060	567,045
		1,603,758
Consumer Staples—12.4%
Beverages—1.9%
PepsiCo, Inc.	19,410	1,180,128
Food & Staples Retailing—3.3%
Costco Wholesale Corp.	8,830	522,471
Wal-Mart Stores, Inc.	15,400	823,130
Walgreen Co.	17,870	656,186
		2,001,787
Food Products—0.8%
General Mills, Inc.	6,620	468,762
Household Products—2.9%
Procter & Gamble Co.	28,950	1,755,238
Personal Products—1.5%
Avon Products, Inc.	14,040	442,260
Esteé Lauder Companies, Inc., Class A	5,060	244,702
Mead Johnson Nutrition Co., Class A	5,450	238,165
		925,127
Tobacco—2.0%
Philip Morris International, Inc.	26,130	1,259,205
Energy—4.5%
Energy Equipment & Services—2.1%
Nabors Industries Ltd. (a)	20,530	449,401
Schlumberger Ltd.	6,120	398,351
Transocean Ltd. (a)	5,076	420,293
		1,268,045

	Shares	Value
Oil, Gas & Consumable Fuels—2.4%
Alpha Natural Resources, Inc. (a)	15,290	$663,280
Apache Corp.	8,140	839,804
		1,503,084
Financials—4.9%
Capital Markets—3.4%
Goldman Sachs Group, Inc.	3,530	596,005
Morgan Stanley	21,020	622,192
State Street Corp.	8,240	358,770
T. Rowe Price Group, Inc.	9,550	508,538
		2,085,505
Insurance—1.5%
Prudential Financial, Inc.	10,580	526,461
XL Capital Ltd., Class A	20,980	384,563
		911,024
Health Care—15.8%
Biotechnology—2.4%
Celgene Corp. (a)	12,730	708,807
Gilead Sciences, Inc. (a)	7,690	332,823
Vertex Pharmaceuticals, Inc. (a)	9,360	401,076
		1,442,706
Health Care Equipment & Supplies—2.1%
C.R. Bard, Inc.	5,460	425,334
CareFusion Corp. (a)	8,730	218,337
Hospira, Inc. (a)	12,880	656,880
		1,300,551
Health Care Providers & Services—2.8%
AmerisourceBergen Corp.	15,030	391,832
CIGNA Corp.	10,330	364,339
Medco Health Solutions, Inc. (a)	10,520	672,333
Quest Diagnostics, Inc.	5,160	311,561
		1,740,065
Life Sciences Tools & Services—1.8%
Life Technologies Corp. (a)	6,150	321,215
Thermo Fisher Scientific, Inc. (a)	16,860	804,053
		1,125,268
Pharmaceuticals—6.7%
Abbott Laboratories	27,140	1,465,289
Allergan, Inc.	8,890	560,159
Johnson & Johnson	8,560	551,350
Merck & Co., Inc.	20,010	731,165
Pfizer, Inc.	41,750	759,432
		4,067,395
Industrials—9.0%
Aerospace & Defense—3.5%
Honeywell International, Inc.	13,430	526,456
Precision Castparts Corp.	4,550	502,093
United Technologies Corp.	15,730	1,091,819
		2,120,368

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

	Shares	Value
Air Freight & Logistics—1.1%
United Parcel Service, Inc., Class B	11,160	$640,249
Commercial Services & Supplies—0.3%
Republic Services, Inc.	6,610	187,129
Industrial Conglomerates—1.1%
Tyco International Ltd.	19,600	699,328
Machinery—2.8%
Dover Corp.	8,230	342,450
Flowserve Corp.	5,250	496,283
Illinois Tool Works, Inc.	8,900	427,111
Parker Hannifin Corp.	8,530	459,596
		1,725,440
Road & Rail—0.2%
Con-way, Inc.	3,540	123,582
Information Technology—34.9%
Communications Equipment—5.3%
Brocade Communications Systems, Inc. (a)	33,290	254,003
Cisco Systems, Inc. (a)	66,120	1,582,913
CommScope, Inc. (a)	11,560	306,687
QUALCOMM, Inc.	23,340	1,079,708
		3,223,311
Computers & Peripherals—10.9%
Apple, Inc. (a)	10,860	2,289,940
EMC Corp. (a)	53,000	925,910
Hewlett-Packard Co.	35,310	1,818,818
International Business Machines Corp.	10,220	1,337,798
Teradata Corp. (a)	10,230	321,529
		6,693,995
Internet Software & Services—5.3%
Akamai Technologies, Inc. (a)	21,410	542,315
eBay, Inc. (a)	18,180	427,957
Equinix, Inc. (a)	3,170	336,496
Google, Inc., Class A (a)	3,112	1,929,378
		3,236,146
IT Services—1.4%
Cognizant Technology Solutions Corp., Class A (a)	5,390	244,167
Visa, Inc., Class A	7,050	616,593
		860,760
Semiconductors & Semiconductor Equipment—5.6%
Analog Devices, Inc.	13,190	416,540
Broadcom Corp., Class A (a)	21,060	662,337
Cypress Semiconductor Corp. (a)	13,050	137,808
Intel Corp.	39,110	797,844
Novellus Systems, Inc. (a)	12,620	294,551
Texas Instruments, Inc.	28,940	754,176
Varian Semiconductor Equipment Associates, Inc. (a)	10,500	376,740
		3,439,996

	Shares	Value
Software—6.4%
Microsoft Corp.	91,230	$2,781,603
Oracle Corp.	35,750	877,305
Salesforce.com, Inc. (a)	3,280	241,965
		3,900,873
Materials—5.2%
Chemicals—1.1%
Celanese Corp., Series A	12,270	393,867
Monsanto Co.	3,880	317,190
		711,057
Containers & Packaging—2.2%
Crown Holdings, Inc. (a)	20,080	513,647
Owens-Illinois, Inc. (a)	13,220	434,541
Packaging Corp. of America	17,820	410,038
		1,358,226
Metals & Mining—1.9%
Freeport-McMoRan Copper & Gold, Inc. (a)	6,380	512,250
Steel Dynamics, Inc.	20,600	365,032
Walter Energy, Inc.	3,530	265,844
		1,143,126
Telecommunication Services—2.0%
Wireless Telecommunication Services—2.0%
American Tower Corp., Class A (a)	13,250	572,532
Millicom International Cellular SA	2,712	200,064
NII Holdings, Inc. (a)	13,370	448,965
		1,221,561
Total Common Stocks (cost of $52,959,751)		61,145,310
	Par
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 12/31/16, market value $545,875 (repurchase proceeds $533,000)	$533,000	533,000
Total Short-Term Obligation (cost of $533,000)		533,000
Total Investments—100.8% (cost of $53,492,751) (b)		61,678,310
Other Assets & Liabilities, Net—(0.8)%		(503,549)
Net Assets—100.0%		$61,174,761

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $54,694,897.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$61,145,310	$—	$—	$61,145,310
Total Short-Term Obligation	—	533,000	—	533,000
Total Investments	$61,145,310	$533,000	$—	$61,678,310

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	34.9
Health Care	15.8
Consumer Staples	12.4
Consumer Discretionary	11.2
Industrials	9.0
Materials	5.2
Financials	4.9
Energy	4.5
Telecommunication Services	2.0
99.9
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(0.8)
100.0

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$53,492,751
Investments, at value	$61,678,310
Cash	135
Receivable for:
Investments sold	216,713
Fund shares sold	150
Dividends	63,029
Expense reimbursement due from investment advisor	13,928
Trustees' deferred compensation plan	26,404
Prepaid expenses	1,935
Total Assets	62,000,604
Liabilities
Payable for:
Investments purchased	566,338
Fund shares repurchased	144,434
Investment advisory fee	25,935
Administration fee	7,780
Transfer agent fee	34
Pricing and bookkeeping fees	4,004
Trustees' fees	33
Audit fee	37,375
Custody fee	1,079
Distribution fees — Class B	1,727
Chief compliance officer expenses	150
Trustees' deferred compensation plan	26,404
Other liabilities	10,550
Total Liabilities	825,843
Net Assets	$61,174,761
Net Assets Consist of
Paid-in capital	$114,149,521
Undistributed net investment income	290,994
Accumulated net realized loss	(61,451,313)
Net unrealized appreciation on investments	8,185,559
Net Assets	$61,174,761
Class A
Net assets	$53,025,616
Shares outstanding	2,126,423
Net asset value per share	$24.94
Class B
Net assets	$8,149,145
Shares outstanding	328,025
Net asset value per share	$24.84

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$757,496
Interest	25,219
Foreign taxes withheld	(1,174)
Total Investment Income	781,541
Expenses
Investment advisory fee	275,301
Administration fee	82,567
Distribution fees — Class B	18,505
Transfer agent fee	327
Pricing and bookkeeping fees	47,605
Trustees' fees	17,659
Custody fee	10,254
Audit fee	42,593
Chief compliance officer expenses	572
Other expenses	40,676
Total Expenses	536,059
Fees waived or expenses reimbursed by investment advisor	(77,195)
Fees reimbursed by distributor — Class B	(7,403)
Custody earnings credit	— *
Net Expenses	451,461
Net Investment Income	330,080
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(6,627,590)
Net change in unrealized appreciation (depreciation) on investments	22,830,970
Net Gain	16,203,380
Net Increase Resulting from Operations	$16,533,460

* Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$330,080	$353,021
Net realized loss on investments	(6,627,590)	(12,566,482)
Net change in unrealized appreciation (depreciation) on investments	22,830,970	(27,218,882)
Net increase (decrease) resulting from operations	16,533,460	(39,432,343)
Distributions to Shareholders
From net investment income:
Class A	(327,048)	(176,300)
Class B	(37,660)	(9,828)
Total distributions to shareholders	(364,708)	(186,128)
Net Capital Stock Transactions	(7,601,385)	(17,086,726)
Total increase (decrease) in net assets	8,567,367	(56,705,197)
Net Assets
Beginning of period	52,607,394	109,312,591
End of period	$61,174,761	$52,607,394
Undistributed net investment income at end of period	$290,994	$325,622
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	157,207	$3,086,827	147,786	$3,595,857
Distributions reinvested	15,746	327,048	6,358	176,300
Redemptions	(475,357)	(9,642,041)	(653,804)	(16,498,621)
Net decrease	(302,404)	(6,228,166)	(499,660)	(12,726,464)
Class B
Subscriptions	11,842	236,030	29,277	720,907
Distributions reinvested	1,819	37,660	356	9,828
Redemptions	(82,802)	(1,646,909)	(193,171)	(5,090,997)
Net decrease	(69,141)	(1,373,219)	(163,538)	(4,360,262)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$18.63	$31.35		$27.18	$24.75		$23.77
Income from Investment Operations:
Net investment income (a)	0.13	0.12		0.06	0.09		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	6.33	(12.77)		4.22	2.43		1.04
Total from investment operations	6.46	(12.65)		4.28	2.52		1.12
Less Distributions to Shareholders:
From net investment income	(0.15)	(0.07)		(0.11)	(0.09)		(0.14)
Net Asset Value, End of Period	$24.94	$18.63		$31.35	$27.18		$24.75
Total return (b)(c)(d)	34.81%	(40.43)%		15.77%	10.23%		4.74%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	0.80%	0.80%		0.80%	0.80%		0.76%
Interest expense	—	—	%(f)	—	—	%(f)	—
Net expenses (e)	0.80%	0.80%		0.80%	0.80%		0.76%
Waiver/Reimbursement	0.14%	0.08%		0.03%	0.01%		—	%(f)
Net investment income (e)	0.62%	0.45%		0.19%	0.34%		0.32%
Portfolio turnover rate	137%	164%		149%	194%		113%
Net assets, end of period (000s)	$53,026	$45,240		$91,808	$99,714		$113,804

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$18.55	$31.22		$27.08	$24.64		$23.67
Income from Investment Operations:
Net investment income (a)	0.10	0.08		0.01	0.05		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	6.30	(12.73)		4.20	2.44		1.03
Total from investment operations	6.40	(12.65)		4.21	2.49		1.06
Less Distributions to Shareholders:
From net investment income	(0.11)	(0.02)		(0.07)	(0.05)		(0.09)
Net Asset Value, End of Period	$24.84	$18.55		$31.22	$27.08		$24.64
Total return (b)(c)(d)	34.60%	(40.54)%		15.57%	10.12%		4.49%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	0.95%	0.95%		0.95%	0.95%		0.95%
Interest expense	—	—	%(f)	—	—	%(f)	—
Net expenses (e)	0.95%	0.95%		0.95%	0.95%		0.95%
Waiver/Reimbursement	0.24%	0.18%		0.13%	0.11%		0.06%
Net investment income (e)	0.47%	0.30%		0.04%	0.19%		0.13%
Portfolio turnover rate	137%	164%		149%	194%		113%
Net assets, end of period (000s)	$8,149	$7,367		$17,505	$18,311		$18,803

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$364,708	$186,128

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$319,396	$—	$6,983,413

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$7,828,857
Unrealized depreciation	(845,444)
Net unrealized appreciation	$6,983,413

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$32,214,453
2011	9,801,830
2016	5,105,804
2017	12,928,631
Total	$60,050,718

Of the capital loss carryforwards attributable to the Fund, $5,196,879, expiring on December 31, 2010, remain from the Fund's merger with Liberty Equity Fund, Variable Series. The availability of a portion of the remaining capital loss carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

December 31, 2009, post-October capital losses of $198,450 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2009, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the average daily net assets attributable to Class B shares. Columbia or the Distributor, in their discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one broker that is an affiliate of BOA. The total brokerage commissions paid to the affiliated broker for the year ended December 31, 2009 was $1,714.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $73,984,483 and $80,440,218, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had four shareholders that collectively held 92.9% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

15

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2009

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

17

Federal Income Tax Information (unaudited)

Columbia Large Cap Growth Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

19

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

20

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

21

Board Consideration and Approval of Advisory Agreements

Columbia Large Cap Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information

22

prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Large Cap Growth Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three-year period, in the fourth quintile for the five-year period and in the fifth quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Growth Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees

23

charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

27

assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

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8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30221-1209 (02/10) 10-102950

Columbia Large Cap Value Fund, Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

Columbia Large Cap Value Fund, Variable Series seeks long-term capital appreciation.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah J. Petrucci have co-managed the fund since June 2005.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares outperformed the fund's benchmark, the Russell 1000 Value Index.1 The fund's return was slightly higher than the average return of its peer group, the Lipper VUF Large-Cap Value Funds Classification.2 Relative to the benchmark, successful stock selection in the energy, health care and consumer staples sectors more than offset lagging performance among consumer discretionary and materials holdings.

Energy, health care and consumer staples were positives

In energy, offshore drilling contractor Transocean (1.0% of net assets) moved higher, based on solid profits and continuing demand for its ultra-deep water units. Stronger export markets and a steep rebound in oil prices drove up shares of Petroleo Brasileiro (0.6% of net assets), Brazil's national oil company. Results in health care got a boost from Medco Health Solutions (1.4% of net assets), a pharmacy benefit manager serving corporations and health care providers, as new clients and rising drug prices brought increased profits. The acquisition of fund holding Schering Plough by rival Merck (1.1% of net assets) also contributed to results. J. M. Smucker (1.6% of net assets) stood out in consumer staples; lower costs and potential benefits from the acquisition of Folger's may combine to expand margins. Avon (0.7% of net assets) recorded growth in both revenue and earnings thanks to increasing demand for its products in emerging market countries. The fund's overweight in the strong-performing technology sector also helped propel returns.

Weakness in materials and consumer discretionary shares held back results

Home improvement retailer Lowe's and fast-food leader McDonald's (1.8% and 0.8%, respectively, of net assets) hurt relative returns in the consumer discretionary sector. Shares of Lowe's plunged early in 2009 amid ongoing fears about a weakening economy and the battered housing market. McDonald's business, focused on low-cost meals, was resilient through the recession. But McDonald's shares did not keep pace once the economy began to stabilize and investors sought companies with greater potential to capitalize on an improving economy. In materials, Nucor, the nation's largest steel maker, (1.1% of net assets) struggled earlier in the year as lower selling prices and higher costs squeezed margins. Competition from generic manufacturers put pressure on prices and volumes in Monsanto's (1.4% of net assets) chemical businesses, undercutting profits.

Positioning the portfolio for cyclical recovery

Last year's equity rally fed on fading depression fears and the ability of companies to shore up margins and boost cash flows by reducing costs. However, to sustain profit margins and earnings growth, we believe that firms must now ratchet up revenues while keeping costs in check. Against this backdrop, our efforts are aimed at finding attractively valued companies that can expand revenues. Opportunities appear clustered in cyclical sectors, which are well-represented in the fund's portfolio. Banks that lend to consumers rather than to commercial borrowers appear poised to show stronger earnings power and healthier balance sheets going forward. Renewed business confidence and thawing credit conditions should also benefit issuers involved in the capital markets as mergers and new issues multiply. Firmer prices and supply discipline favor energy and materials companies because demand in emerging markets remains strong. However, agricultural commodities do not currently enjoy a favorable supply-demand balance, and we have reduced the fund's exposure in this area. Industrial firms appear to have the ability to expand earnings as the economy expands, although some valuations have already moved higher. Consumer discretionary stocks may offer opportunities despite high unemployment and the heavy debt loads that encumber American consumers. Still, some businesses will gain market share, and there is substantial potential for earnings growth among these companies in a cyclical recovery. We are finding what may be the most attractive opportunities in selected department stores, home centers and travel and leisure companies.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of its stock may not approach the value the managers has placed on it.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (07/05/94)	23.99	0.15	0.99
Class B (06/01/00)	23.67	-0.08	0.80
Russell 1000 Value Index	19.69	-0.25	2.47

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	9.59	11.53
Class B	9.55	11.49

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.88
Class B	1.13

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,209.60	1,021.17	4.46	4.08	0.80
Class B	1,000.00	1,000.00	1,208.90	1,020.01	5.73	5.24	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—97.8%
Consumer Discretionary—8.5%
Hotels, Restaurants & Leisure—3.1%
Carnival Corp. (a)	42,200	$1,337,318
McDonald's Corp.	13,305	830,764
Starwood Hotels & Resorts Worldwide, Inc.	32,524	1,189,403
		3,357,485
Household Durables—0.4%
D.R. Horton, Inc.	38,300	416,321
Multiline Retail—2.7%
J.C. Penney Co., Inc.	57,800	1,538,058
Nordstrom, Inc.	37,500	1,409,250
		2,947,308
Specialty Retail—2.3%
Lowe's Companies, Inc.	85,600	2,002,184
O'Reilly Automotive, Inc. (a)	14,100	537,492
		2,539,676
Consumer Staples—6.6%
Beverages—1.4%
Diageo PLC, ADR	22,357	1,551,799
Food & Staples Retailing—0.5%
Wal-Mart Stores, Inc.	10,600	566,570
Food Products—1.6%
J.M. Smucker Co.	27,600	1,704,300
Household Products—1.0%
Procter & Gamble Co.	18,300	1,109,529
Personal Products—0.8%
Avon Products, Inc.	25,634	807,471
Tobacco—1.3%
Philip Morris International, Inc.	30,016	1,446,471
Energy—16.7%
Energy Equipment & Services—4.0%
Halliburton Co.	55,048	1,656,394
Nabors Industries Ltd. (a)	75,300	1,648,317
Transocean Ltd. (a)	12,500	1,035,000
		4,339,711
Oil, Gas & Consumable Fuels—12.7%
Alpha Natural Resources, Inc. (a)	21,700	941,346
Apache Corp.	21,500	2,218,155
Chevron Corp.	27,900	2,148,021
EOG Resources, Inc.	10,000	973,000
Exxon Mobil Corp.	23,794	1,622,513
Marathon Oil Corp.	8,816	275,236
Occidental Petroleum Corp.	41,700	3,392,295
Petroleo Brasileiro SA, ADR	13,200	629,376
Williams Companies, Inc.	78,100	1,646,348
		13,846,290

	Shares	Value
Financials—24.0%
Capital Markets—4.1%
Goldman Sachs Group, Inc.	17,300	$2,920,932
Morgan Stanley	51,500	1,524,400
		4,445,332
Commercial Banks—7.0%
BB&T Corp.	44,200	1,121,354
Fifth Third Bancorp.	52,800	514,800
PNC Financial Services Group, Inc.	21,390	1,129,178
U.S. Bancorp	101,846	2,292,553
Wells Fargo & Co.	83,310	2,248,537
Zions Bancorporation	28,300	363,089
		7,669,511
Consumer Finance—2.1%
American Express Co.	56,600	2,293,432
Diversified Financial Services—4.5%
JPMorgan Chase & Co.	116,392	4,850,055
Insurance—3.3%
ACE Ltd. (a)	22,803	1,149,271
Axis Capital Holdings Ltd.	38,900	1,105,149
Prudential Financial, Inc.	26,298	1,308,589
		3,563,009
Real Estate Investment Trusts (REITs)—3.0%
Equity Residential Property Trust	18,200	614,796
Plum Creek Timber Co., Inc.	20,200	762,752
Rayonier, Inc.	20,300	855,848
Simon Property Group, Inc.	13,051	1,041,470
		3,274,866
Health Care—9.2%
Biotechnology—0.8%
Amgen, Inc. (a)	14,500	820,265
Health Care Equipment & Supplies—0.8%
Boston Scientific Corp. (a)	93,000	837,000
Health Care Providers & Services—1.4%
Medco Health Solutions, Inc. (a)	23,900	1,527,449
Life Sciences Tools & Services—2.5%
Life Technologies Corp. (a)	26,000	1,357,980
Thermo Fisher Scientific, Inc. (a)	29,400	1,402,086
		2,760,066
Pharmaceuticals—3.7%
Johnson & Johnson	16,500	1,062,765
Merck & Co., Inc.	32,333	1,181,448
Pfizer, Inc.	97,900	1,780,801
		4,025,014
Industrials—9.2%
Aerospace & Defense—4.2%
Goodrich Corp.	13,300	854,525
Honeywell International, Inc.	30,100	1,179,920
L-3 Communications Holdings, Inc.	8,100	704,295
United Technologies Corp.	26,130	1,813,683
		4,552,423

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
Building Products—0.5%
Masco Corp.	38,100	$526,161
Construction & Engineering—0.9%
Fluor Corp.	12,000	540,480
Foster Wheeler AG (a)	17,700	521,088
		1,061,568
Industrial Conglomerates—1.4%
General Electric Co.	100,327	1,517,948
Machinery—1.4%
Eaton Corp.	10,600	674,372
Navistar International Corp. (a)	15,519	599,809
PACCAR, Inc.	7,300	264,771
		1,538,952
Professional Services—0.8%
Manpower, Inc.	15,800	862,364
Information Technology—7.8%
Computers & Peripherals—3.5%
EMC Corp. (a)	135,100	2,360,197
International Business Machines Corp.	11,100	1,452,990
		3,813,187
IT Services—0.5%
Western Union Co.	28,900	544,765
Semiconductors & Semiconductor Equipment—3.2%
Intel Corp.	27,900	569,160
KLA-Tencor Corp.	32,200	1,164,352
Lam Research Corp. (a)	25,432	997,189
Texas Instruments, Inc.	27,000	703,620
		3,434,321
Software—0.6%
Nuance Communications, Inc. (a)	43,200	671,328
Materials—5.3%
Chemicals—2.0%
Monsanto Co.	18,400	1,504,200
Potash Corp. of Saskatchewan, Inc.	6,500	705,250
		2,209,450
Metals & Mining—2.3%
Nucor Corp.	25,800	1,203,570
United States Steel Corp.	23,800	1,311,856
		2,515,426
Paper & Forest Products—1.0%
Weyerhaeuser Co.	24,600	1,061,244
Telecommunication Services—3.0%
Diversified Telecommunication Services—3.0%
AT&T, Inc.	83,984	2,354,071
Verizon Communications, Inc.	28,145	932,444
		3,286,515

	Shares	Value
Utilities—7.5%
Electric Utilities—3.7%
American Electric Power Co., Inc.	65,500	$2,278,745
FPL Group, Inc.	26,000	1,373,320
Northeast Utilities	16,537	426,489
		4,078,554
Independent Power Producers & Energy Traders—0.3%
AES Corp. (a)	22,083	293,925
Multi-Utilities—3.5%
PG&E Corp.	42,630	1,903,429
Sempra Energy	20,200	1,130,796
Wisconsin Energy Corp.	15,600	777,348
		3,811,573
Total Common Stocks (cost of $85,556,160)		106,478,634
PREFERRED STOCK—0.5%
Financials—0.5%
Diversified Financial Services—0.5%
Citigroup, Inc., 7.50% CPN (a)	5,349	558,115
Total Preferred Stock (cost of $537,990)		558,115
CONVERTIBLE PREFERRED STOCK—1.0%
Materials—1.0%
Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	9,200	1,059,840
Total Convertible Preferred Stock (cost of $378,415)		1,059,840
	Par
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 04/01/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 12/31/16, market value $947,838 (repurchase proceeds $928,000)	$928,000	928,000
Total Short-Term Obligation (cost of $928,000)		928,000
Total Investments—100.2% (cost of $87,400,565) (b)		109,024,589
Other Assets & Liabilities, Net—(0.2)%		(197,174)
Net Assets—100.0%		$108,827,415

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $89,229,379.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$106,478,634	$—	$—	$106,478,634
Total Preferred Stock	558,115	—	—	558,115
Total Convertible Preferred Stock	1,059,840	—	—	1,059,840
Total Short-Term Obligation	—	928,000	—	928,000
Total Investments	$108,096,589	$928,000	$—	$109,024,589

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	24.5
Energy	16.7
Healthcare	9.2
Industrials	9.2
Consumer Discretionary	8.5
Information Technology	7.8
Utilities	7.5
Consumer Staples	6.6
Materials	6.3
Telecommunication Services	3.0
99.3
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$87,400,565
Investments, at value	$109,024,589
Cash	870
Receivable for:
Fund shares sold	3,115
Dividends	132,127
Expense reimbursement due from investment advisor	14,212
Trustees' deferred compensation plan	36,127
Prepaid expenses	3,478
Total Assets	109,214,518
Liabilities
Payable for:
Fund shares repurchased	201,488
Investment advisory fee	71,255
Transfer agent fee	37
Pricing and bookkeeping fees	4,615
Trustees' fees	16,639
Reports to shareholders	10,982
Audit fee	38,975
Custody fee	794
Distribution fees — Class B	3,183
Chief compliance officer expenses	136
Trustees' deferred compensation plan	36,127
Other liabilities	2,872
Total Liabilities	387,103
Net Assets	$108,827,415
Net Assets Consist of
Paid-in capital	$144,242,063
Undistributed net investment income	1,449,090
Accumulated net realized loss	(58,487,762)
Net unrealized appreciation on investments	21,624,024
Net Assets	$108,827,415
Class A
Net assets	$92,575,734
Shares outstanding	8,032,110
Net asset value per share	$11.53
Class B
Net assets	$16,251,681
Shares outstanding	1,414,851
Net asset value per share	$11.49

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$2,330,974
Interest	52,170
Foreign taxes withheld	(5,775)
Total Investment Income	2,377,369
Expenses
Investment advisory fee	780,942
Distribution fees — Class B	38,324
Transfer agent fee	383
Pricing and bookkeeping fees	54,447
Trustees' fees	11,760
Custody fee	8,147
Chief compliance officer expenses	577
Other expenses	106,561
Expenses before interest expense	1,001,141
Interest expense	48
Total Expenses	1,001,189
Fees waived or expenses reimbursed by investment advisor	(151,668)
Fees waived by distributor — Class B	(3,066)
Custody earnings credit	— *
Net Expenses	846,455
Net Investment Income	1,530,914
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(15,601,121)
Net change in unrealized appreciation (depreciation) on investments	35,742,626
Net Gain	20,141,505
Net Increase Resulting from Operations	$21,672,419

* Rounds to less than $1.

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income	$1,530,914	$2,962,127
Net realized loss on investments and written options	(15,601,121)	(25,975,691)
Net change in unrealized appreciation (depreciation) on investments and written options	35,742,626	(48,286,356)
Net increase (decrease) resulting from operations	21,672,419	(71,299,920)
Distributions to Shareholders
From net investment income:
Class A	(2,551,962)	(3,265,106)
Class B	(409,732)	(562,654)
From net realized gains:
Class A	—	(20,586,564)
Class B	—	(4,035,862)
Total distributions to shareholders	(2,961,694)	(28,450,186)
Net Capital Stock Transactions	(15,443,885)	(16,207,739)
Total increase (decrease) in net assets	3,266,840	(115,957,845)
Net Assets
Beginning of period	105,560,575	221,518,420
End of period	$108,827,415	$105,560,575
Undistributed net investment income at end of period	$1,449,090	$2,879,870
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	410,717	$3,910,519	200,437	$2,529,968
Distributions reinvested	263,905	2,551,962	1,894,493	23,851,670
Redemptions	(1,934,531)	(18,943,361)	(2,790,568)	(38,928,094)
Net decrease	(1,259,909)	(12,480,880)	(695,638)	(12,546,456)
Class B
Subscriptions	46,842	430,888	74,725	1,232,119
Distributions reinvested	42,459	409,732	366,416	4,598,516
Redemptions	(392,895)	(3,803,625)	(685,502)	(9,491,918)
Net decrease	(303,594)	(2,963,005)	(244,361)	(3,661,283)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$9.59		$18.55	$19.61		$16.83	$15.82
Income from Investment Operations:
Net investment income (b)	0.15		0.26	0.30		0.26	0.26
Net realized and unrealized gain (loss) on investments and written options	2.09		(6.48)	0.34		2.77	0.75
Total from investment operations	2.24		(6.22)	0.64		3.03	1.01
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.38)	(0.29)		(0.25)	—
From net realized gains	—		(2.36)	(1.41)		—	—
Total distributions to shareholders	(0.30)		(2.74)	(1.70)		(0.25)	—
Net Asset Value, End of Period	$11.53		$9.59	$18.55		$19.61	$16.83
Total return (c)(d)(e)	23.99%		(37.07)%	2.74%		18.16%	6.38	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.80%		0.80%	0.80%		0.80%	0.80%
Interest expense	—	%(h)	—	—	%(h)	—	—
Net expenses (g)	0.80%		0.80%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.15%		0.08%	0.07%		0.07%	0.05%
Net investment income (g)	1.54%		1.85%	1.53%		1.45%	1.62%
Portfolio turnover rate	67%		62%	76%		59%	73%
Net assets, end of period (000s)	$92,576		$89,146	$185,268		$231,354	$170,489

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$9.55		$18.47	$19.54		$16.78	$15.80
Income from Investment Operations:
Net investment income (b)	0.13		0.23	0.26		0.22	0.22
Net realized and unrealized gain (loss) on investments and written options	2.08		(6.46)	0.33		2.75	0.76
Total from investment operations	2.21		(6.23)	0.59		2.97	0.98
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.33)	(0.25)		(0.21)	—
From net realized gains	—		(2.36)	(1.41)		—	—
Total distributions to shareholders	(0.27)		(2.69)	(1.66)		(0.21)	—
Net Asset Value, End of Period	$11.49		$9.55	$18.47		$19.54	$16.78
Total return (c)(d)(e)	23.67%		(37.21)%	2.49%		17.85%	6.20	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.03%		1.03%	1.03%		1.03%	1.03%
Interest expense	—	%(h)	—	—	%(h)	—	—
Net expenses (g)	1.03%		1.03%	1.03%		1.03%	1.03%
Waiver/Reimbursement	0.17%		0.10%	0.09%		0.09%	0.07%
Net investment income (g)	1.32%		1.62%	1.30%		1.21%	1.39%
Portfolio turnover rate	67%		62%	76%		59%	73%
Net assets, end of period (000s)	$16,252		$16,415	$36,250		$43,603	$42,407

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$2,961,694	$3,847,794
Long-Term Capital Gains	—	24,602,392

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,494,209	$—	$19,795,210

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax were:

Unrealized appreciation	$21,244,153
Unrealized depreciation	(1,448,943)
Net unrealized appreciation	$19,795,210

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$13,766,152
2016	18,407,762
2017	24,485,036
Total	$56,658,950

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the average daily net assets attributable to Class B shares. Columbia or the Distributor, in their discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009 was $1,510.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $66,866,979 and $81,273,267, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the average daily loan balance outstanding on days where borrowing existed was $1,200,000 at a weighted average interest rate of 0.37%.

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2009

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 82.8% of the Fund's shares outstanding. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

17

Federal Income Tax Information (Unaudited)

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

19

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

20

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

21

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information

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prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Large Cap Value Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Large Cap Value Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The

26

implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

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22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

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7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30319-1209 (02/10) 10-102780

Columbia Mid Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

Columbia Mid Cap Value Fund, Variable Series seeks long-term capital appreciation.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci have co-managed the fund since September 2004.

Summary

In a year of recovery for the U.S. stock market, Class A shares of the Columbia Mid Cap Value Fund, Variable Series, generated strong returns. However, the fund underperformed its benchmark, the Russell Midcap Value Index1, and the average fund in its peer group, the Lipper VUF Mid-Cap Value Funds Classification2. Successful stock selection boosted results relative to the benchmark in consumer staples, energy and financial services, but some of these gains were offset by disappointments in the media industry and technology sector.

Consumer staples, energy and financials led returns

Shares of Fomento Economico Mexicano SAB de CV (1.3% of net assets), a Mexican beverage company, moved higher based on prospects of the sale of the company's beer business. We sold Pepsi Bottling Group when shares rose after Pepsi announced plans to acquire the bottler. Relative returns also got a boost from our investments in Newfield Exploration and Peabody Energy (0.8% and 1.5% of net assets, respectively). Newfield, an exploration and production company, posted solid earnings, driven by careful cost containment and expanding volumes. Coal miner Peabody Energy benefited from increasing demand for metallurgical coal from China's voracious economy. In financials, Prudential (0.5% of net assets) performed well thanks to increased sales of annuities and international insurance. Ameriprise (2.1% of net assets), which offers financial planning, asset management and insurance services, experienced an increase in earnings as the result of expanding client rolls and a rallying equity market, which raised the value of its portfolio holdings.

Media underweight and technology disappointments hurt results

The fund was underexposed to the stronger-performing media companies in the index. We maintained this position because we believe this sector is likely to suffer as advertising dollars migrate away from traditional outlets, such as television, radio and newspapers. In our view, that trend leaves little room for margins to improve. So while we gave up some performance during this period, we remain comfortable with the fund's positioning in this sector.

In technology, ATM makers NCR and Diebold (0.9% of net assets) underperformed. Shares of both fell as financial services companies put off equipment upgrades. In addition, NCR disclosed plans to enter the DVD rental kiosk business. We believe this business has very limited long-term growth potential, and we sold our position in NCR.

Looking ahead

Last year's equity rally fed on fading depression fears and the ability of companies to shore up margins and boost cash flows by reducing costs. However, to sustain profit margins and earnings growth, we believe that firms must now ratchet up revenues while keeping costs in check. Against this backdrop, our efforts are aimed at finding attractively valued companies that can expand revenues. Opportunities appear clustered in cyclical sectors, which are well-represented in the portfolio. Banks that lend to consumers rather than to commercial borrowers appear poised to show stronger earnings power and healthier balance sheets going forward. Renewed business confidence and thawing credit conditions should also benefit issuers involved in the capital markets as mergers and new issues multiply. Firmer prices and supply discipline favor energy and materials companies because demand in emerging markets remains strong. Industrial firms appear to have the ability to expand earnings as the economy expands, although some valuations have already moved higher. Consumer discretionary stocks may offer opportunities despite high unemployment and the heavy debt loads that encumber American consumers. Still, some businesses will gain market share and there is substantial potential for earnings growth among these companies in a cyclical recovery. We are finding the most attractive opportunities in selected department stores, technology and travel and leisure companies.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of its stock may not approach the value the managers has placed on it.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell Midcap Value Index measures the performance of those Russell Midcap index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	Life
Class A (05/30/00)	31.68	1.16	5.04
Class B (05/30/00)	31.67	1.09	4.94
Russell Midcap Value Index[1]	34.21	1.98	7.76

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	8.36	10.84
Class B	8.33	10.80

Performance of a $10,000 investment, 05/30/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	1.21
Class B	1.46

Annual operating expense ratio after contractual waivers (%)*

Class A	1.00
Class B	1.00

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,275.60	1,020.16	5.74	5.09	1.00
Class B	1,000.00	1,000.00	1,275.40	1,020.16	5.74	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—98.8%
Consumer Discretionary—13.9%
Auto Components—1.1%
BorgWarner, Inc.	6,100	$202,642
Hotels, Restaurants & Leisure—3.8%
International Game Technology	6,896	129,438
Royal Caribbean Cruises Ltd. (a)	11,350	286,928
Starwood Hotels & Resorts Worldwide, Inc.	7,600	277,932
		694,298
Household Durables—0.9%
D.R. Horton, Inc.	14,800	160,876
Leisure Equipment & Products—1.0%
Hasbro, Inc.	5,950	190,757
Media—0.7%
DISH Network Corp., Class A (a)	6,400	132,928
Multiline Retail—2.6%
J.C. Penney Co., Inc.	10,100	268,761
Nordstrom, Inc.	5,500	206,690
		475,451
Specialty Retail—2.3%
American Eagle Outfitters, Inc.	8,500	144,330
Foot Locker, Inc.	15,200	169,328
O'Reilly Automotive, Inc. (a)	3,000	114,360
		428,018
Textiles, Apparel & Luxury Goods—1.5%
Hanesbrands, Inc. (a)	3,700	89,207
Jones Apparel Group, Inc.	5,200	83,512
Polo Ralph Lauren Corp.	1,300	105,274
		277,993
Consumer Staples—5.9%
Beverages—1.2%
Fomento Economico Mexicano SAB de CV, ADR	4,850	232,218
Food Products—2.6%
Corn Products International, Inc.	3,100	90,613
Dean Foods Co. (a)	7,650	138,006
J.M. Smucker Co.	4,000	247,000
		475,619
Household Products—0.7%
Clorox Co.	2,050	125,050
Personal Products—1.4%
Avon Products, Inc.	4,150	130,725
Estee Lauder Companies, Inc., Class A	2,700	130,572
		261,297
Energy—9.2%
Energy Equipment & Services—3.2%
Nabors Industries Ltd. (a)	8,200	179,498
Noble Corp.	5,400	219,780
Pride International, Inc. (a)	6,100	194,651
		593,929

	Shares	Value
Oil, Gas & Consumable Fuels—6.0%
Alpha Natural Resources, Inc. (a)	2,700	$117,126
Cabot Oil & Gas Corp.	5,600	244,104
Newfield Exploration Co. (a)	3,150	151,925
Peabody Energy Corp.	6,029	272,571
Williams Companies, Inc.	14,900	314,092
		1,099,818
Financials—26.4%
Capital Markets—2.9%
Ameriprise Financial, Inc.	10,100	392,082
TD Ameritrade Holding Corp. (a)	6,900	133,722
		525,804
Commercial Banks—8.7%
BB&T Corp.	9,300	235,941
City National Corp.	4,050	184,680
Comerica, Inc.	7,900	233,603
Cullen/Frost Bankers, Inc.	5,400	270,000
Fifth Third Bancorp.	14,400	140,400
SVB Financial Group (a)	4,661	194,317
TCF Financial Corp.	19,000	258,780
Zions Bancorporation	6,950	89,168
		1,606,889
Consumer Finance—1.3%
Discover Financial Services	16,260	239,185
Insurance—5.5%
ACE Ltd. (a)	4,536	228,614
AON Corp.	2,300	88,182
Assured Guaranty Ltd.	4,100	89,216
Axis Capital Holdings Ltd.	5,500	156,255
Prudential Financial, Inc.	1,759	87,528
Reinsurance Group of America, Inc.	7,700	366,905
		1,016,700
Real Estate Investment Trusts (REITs)—8.0%
Alexandria Real Estate Equities, Inc.	2,800	180,012
Boston Properties, Inc.	2,200	147,554
Equity Residential Property Trust	3,500	118,230
Host Hotels & Resorts, Inc. (a)	12,055	140,682
Plum Creek Timber Co., Inc.	5,900	222,784
ProLogis	6,350	86,931
Rayonier, Inc.	6,200	261,392
Simon Property Group, Inc.	1,856	148,109
Vornado Realty Trust	2,390	167,157
		1,472,851
Health Care—5.4%
Health Care Equipment & Supplies—3.4%
Beckman Coulter, Inc.	2,650	173,416
Cooper Companies, Inc.	2,600	99,112
Hospira, Inc. (a)	3,300	168,300
Teleflex, Inc.	3,600	194,004
		634,832

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
Health Care Providers & Services—2.0%
AmerisourceBergen Corp.	6,300	$164,241
Community Health Systems, Inc. (a)	5,500	195,800
		360,041
Industrials—10.8%
Aerospace & Defense—3.4%
AerCap Holdings NV (a)	13,854	125,517
Alliant Techsystems, Inc. (a)	1,100	97,097
L-3 Communications Holdings, Inc.	2,850	247,807
Spirit Aerosystems Holdings, Inc., Class A (a)	7,696	152,843
		623,264
Airlines—0.6%
Delta Air Lines, Inc. (a)	10,200	116,076
Construction & Engineering—0.7%
Foster Wheeler AG (a)	4,400	129,536
Electrical Equipment—0.9%
Cooper Industries PLC, Class A	3,650	155,636
Machinery—3.6%
Kennametal, Inc.	5,500	142,560
Navistar International Corp. (a)	3,700	143,005
Parker Hannifin Corp.	3,750	202,050
Stanley Works	3,500	180,285
		667,900
Marine—0.6%
Alexander & Baldwin, Inc.	3,150	107,825
Professional Services—1.0%
Manpower, Inc.	3,500	191,030
Information Technology—9.8%
Communications Equipment—0.4%
CommScope, Inc. (a)	3,000	79,590
Computers & Peripherals—0.9%
Diebold, Inc.	5,900	167,855
Electronic Equipment, Instruments & Components—3.2%
Agilent Technologies, Inc. (a)	3,950	122,727
Arrow Electronics, Inc. (a)	6,250	185,062
Mettler-Toledo International, Inc. (a)	1,275	133,862
Molex, Inc.	6,700	144,385
		586,036
Internet Software & Services—0.5%
VeriSign, Inc. (a)	3,900	94,536
IT Services—0.5%
Western Union Co.	5,300	99,905
Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc. (a)	4,900	47,432
Atmel Corp. (a)	17,700	81,597
Lam Research Corp. (a)	2,314	90,732
Varian Semiconductor Equipment Associates, Inc. (a)	1,400	50,232
Verigy Ltd. (a)	8,463	108,919
		378,912

	Shares	Value
Software—2.2%
Citrix Systems, Inc. (a)	4,800	$199,728
Nuance Communications, Inc. (a)	7,100	110,334
Synopsys, Inc. (a)	4,300	95,804
		405,866
Materials—7.7%
Chemicals—3.2%
Air Products & Chemicals, Inc.	2,500	202,650
Albemarle Corp.	4,600	167,302
PPG Industries, Inc.	3,750	219,525
		589,477
Containers & Packaging—2.0%
Crown Holdings, Inc. (a)	6,900	176,502
Packaging Corp. of America	8,350	192,133
		368,635
Metals & Mining—1.3%
United States Steel Corp.	4,200	231,504
Paper & Forest Products—1.2%
Weyerhaeuser Co.	5,300	228,642
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.6%
Qwest Communications International, Inc.	23,600	99,356
Utilities—9.1%
Electric Utilities—2.3%
American Electric Power Co., Inc.	5,400	187,866
FPL Group, Inc.	2,750	145,255
Northeast Utilities	3,600	92,844
		425,965
Independent Power Producers & Energy Traders—0.3%
AES Corp. (a)	3,542	47,144
Multi-Utilities—6.5%
PG&E Corp.	5,650	252,273
Public Service Enterprise Group, Inc.	5,300	176,225
Sempra Energy	5,400	302,292
Wisconsin Energy Corp.	4,700	234,201
Xcel Energy, Inc.	11,000	233,420
		1,198,411
Total Common Stocks (cost of $15,647,816)		18,200,297
CONVERTIBLE PREFERRED STOCK—0.5%
Materials—0.5%
Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc., 6.750% 05/01/10	800	92,160
Total Convertible Preferred Stock (cost of $31,566)		92,160

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

	Par	Value
SHORT-TERM OBLIGATION—1.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 12/31/11, market value $288,913 (repurchase proceeds $281,000)	$281,000	$281,000
Total Short-Term Obligation (cost of $281,000)		281,000
Total Investments—100.8% (cost of $15,960,382) (b)		18,573,457
Other Assets & Liabilities, Net—(0.8)%		(140,537)
Net Assets—100.0%		$18,432,920

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $16,199,009.

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$18,200,297	$—	$—	$18,200,297
Total Convertible Preferred Stock	92,160	—	—	92,160
Total Short-Term Obligation	—	281,000	—	281,000
Total Investments	$18,292,457	$281,000	$—	$18,573,457

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.4
Consumer Discretionary	13.9
Industrials	10.8
Information Technology	9.8
Energy	9.2
Utilities	9.1
Materials	8.2
Consumer Staples	5.9
Health Care	5.4
Telecommunication Services	0.6
99.3
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	(0.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$15,960,382
Investments, at value	$18,573,457
Cash	217
Receivable for:
Investments sold	68,331
Fund shares sold	1,037
Dividends	21,814
Expense reimbursement due from investment advisor and distributor	6,043
Trustees' deferred compensation plan	13,745
Prepaid expenses	567
Total Assets	18,685,211
Liabilities
Payable for:
Investments purchased	117,440
Fund shares repurchased	68,291
Investment advisory fee	10,851
Pricing and bookkeeping fees	3,410
Transfer agent fee	36
Trustees' fees	62
Audit fee	26,375
Custody fee	648
Reports to shareholders	5,599
Distribution fees — Class B	3,695
Chief compliance officer expenses	132
Trustees' deferred compensation plan	13,745
Other liabilities	2,007
Total Liabilities	252,291
Net Assets	$18,432,920
Net Assets Consist of
Paid-in capital	$21,566,149
Undistributed net investment income	164,559
Accumulated net realized loss	(5,910,863)
Net unrealized appreciation on investments	2,613,075
Net Assets	$18,432,920
Class A
Net assets	$879,776
Shares outstanding	81,186
Net asset value per share	$10.84
Class B
Net assets	$17,553,144
Shares outstanding	1,625,010
Net asset value per share	$10.80

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$352,150
Interest	2,433
Foreign taxes withheld	(163)
Total Investment Income	354,420
Expenses
Investment advisory fee	116,569
Distribution fees — Class B	39,806
Transfer agent fee	323
Pricing and bookkeeping fees	41,937
Trustees' fees	15,744
Custody fee	9,138
Audit fee	31,592
Reports to shareholders	15,749
Chief compliance officer expenses	556
Other expenses	13,267
Total Expenses	284,681
Fees waived or expenses reimbursed by investment advisor — Class A	(3,458)
Fees waived or expenses reimbursed by investment advisor — Class B	(114,704)
Custody earnings credit	— *
Net Expenses	166,519
Net Investment Income	187,901
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(3,366,188)
Foreign currency transactions	31
Net realized loss	(3,366,157)
Net change in unrealized appreciation (depreciation) on:
Investments	7,716,493
Foreign currency translations	6
Net change in unrealized appreciation (depreciation)	7,716,499
Net Gain	4,350,342
Net Increase Resulting from Operations	$4,538,243

* Rounds to less than $1.00

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income	$187,901	$241,442
Net realized loss on investments, foreign currency transactions and written options	(3,366,157)	(2,501,132)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	7,716,499	(12,390,743)
Net increase (decrease) resulting from operations	4,538,243	(14,650,433)
Distributions to Shareholders
From net investment income:
Class A	(10,898)	(16,186)
Class B	(231,980)	(300,370)
From net realized gains:
Class A	—	(238,872)
Class B	—	(4,590,353)
Total distributions to shareholders	(242,878)	(5,145,781)
Net Capital Stock Transactions	(3,656,337)	(2,332,139)
Total increase (decrease) in net assets	639,028	(22,128,353)
Net Assets
Beginning of period	17,793,892	39,922,245
End of period	$18,432,920	$17,793,892
Undistributed net investment income at end of period	$164,559	$219,506
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	7,718	$73,114	2,055	$20,849
Distributions reinvested	1,263	10,898	20,470	255,058
Redemptions	(11,902)	(107,077)	(55,705)	(717,976)
Net decrease	(2,921)	(23,065)	(33,180)	(442,069)
Class B
Subscriptions	134,166	1,152,873	159,257	1,712,254
Distributions reinvested	26,974	231,980	393,778	4,890,723
Redemptions	(587,041)	(5,018,125)	(629,760)	(8,493,047)
Net decrease	(425,901)	(3,633,272)	(76,725)	(1,890,070)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008		2007	2006(a)	2005
Net Asset Value, Beginning of Period	$8.36		$17.83		$19.24	$19.84	$17.66
Income from Investment Operations:
Net investment income (b)	0.10		0.11		0.15 (c)	0.15	0.14
Net realized and unrealized gain (loss) on investments, written options and foreign currency	2.51		(6.92)		1.54	2.88	2.04
Total from investment operations	2.61		(6.81)		1.69	3.03	2.18
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.16)		(0.16)	(0.14)	—
From net realized gains	—		(2.50)		(2.94)	(3.49)	—
Total distributions to shareholders	(0.13)		(2.66)		(3.10)	(3.63)	—
Net Asset Value, End of Period	$10.84		$8.36		$17.83	$19.24	$19.84
Total return (d)(e)	31.68	%(f)	(43.09	)%(f)	7.61%	16.91%	12.34	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.00%		1.09%		1.07%	1.04%	0.94%
Waiver/Reimbursement	0.47%		0.12%		—	—	—	%(h)
Net investment income (g)	1.12%		0.80%		0.75%	0.73%	0.70%
Portfolio turnover rate	64%		52%		46%	61%	64%
Net assets, end of period (000s)	$880		$703		$2,091	$2,234	$1,915

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$8.33	$17.78	$19.19	$19.77	$17.64
Income from Investment Operations:
Net investment income (b)	0.10	0.11	0.14 (c)	0.13	0.10
Net realized and unrealized gain (loss) on investments, written options and foreign currency	2.50	(6.90)	1.54	2.89	2.03
Total from investment operations	2.60	(6.79)	1.68	3.02	2.13
Less Distributions to Shareholders:
From net investment income	(0.13)	(0.16)	(0.15)	(0.11)	—
From net realized gains	—	(2.50)	(2.94)	(3.49)	—
Total distributions to shareholders	(0.13)	(2.66)	(3.09)	(3.60)	—
Net Asset Value, End of Period	$10.80	$8.33	$17.78	$19.19	$19.77
Total return (d)(e)(f)	31.67%	(43.12)%	7.57%	16.91%	12.07%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.00%	1.09%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.72%	0.37%	0.22%	0.19%	0.09%
Net investment income (g)	1.13%	0.85%	0.72%	0.67%	0.55%
Portfolio turnover rate	64%	52%	46%	61%	64%
Net assets, end of period (000s)	$17,553	$17,091	$37,831	$42,153	$41,416

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$30	$(31)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$242,878	$998,864
Long-Term Capital Gains	—	4,146,917

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$182,052	$—	$2,374,448

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$3,346,317
Unrealized depreciation	(971,869)
Net unrealized appreciation	$2,374,448

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$1,588,491
2017	3,970,203
$5,558,694

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $113,541 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to reimburse a portion of the Fund's expenses through April 30, 2010 so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.00% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009 was $1,329.

15

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $10,545,319 and $13,504,312, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 89.7% of the Fund's shares outstanding. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the

16

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2009

United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

18

Federal Income Tax Information (Unaudited)

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

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Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

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Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Mid Cap Value Fund, Variable Series' performance was in the fifth quintile (where the best performance would be in the first quintile) for the one- and three-year periods, and in the fourth quintile for the five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Mid Cap Value Fund, Variable Series' total expenses were in the fourth quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

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After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

29

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

30

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30219-1209 (02/10) 10-102937

Columbia Money Market Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Money Market Fund, Variable Series / December 31, 2009

Columbia Money Market Fund, Variable Series seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Summary

The past year was characterized by historically low rates across the entire money market spectrum, the result of unprecedented government intervention into the capital markets. In December 2008, the Federal Reserve (the Fed) lowered the federal funds rate (the interest rate at which depository institutions lend balances to each other overnight) from 1.00% to a range between zero and 0.25%. This "zero interest rate policy," as it became known, remained in place throughout 2009. As a result, the yield on securities with maturities of less than three months rarely exceeded 15 to 25 basis points (a basis point equals one one-hundredth of a percent). Even one-year maturities yielded less than 50 basis points. However, the fund outperformed its peer group in this environment.

Fed role in 2009

The Fed's efforts to help the nation recover from the credit crisis of 2008 were not limited to monetary policy. The Fed also established itself as the primary buyer for a wide range of financial assets, massively increasing the size of its balance sheet in an effort to improve the functioning and liquidity of the capital markets. The most important sign of the effectiveness of these policies was that the difference in yield between Treasuries and other fixed-income securities compressed during the period, meaning that the excess yields carried by certain asset classes at the height of the crisis were slowly whittled away during 2009.

In this environment, it was difficult to generate additional yield without greatly increasing risk exposure. As a result, we elected to maintain a relatively conservative positioning for the fund. Floating-rate notes, which we cut drastically at the onset of the financial crisis, were limited to less than 10% of the portfolio in 2009. Investments in corporate debt never exceeded six months to final maturity. These steps were undertaken in an effort to maintain principal stability while assuring adequate liquidity.

Looking ahead

As we enter 2010, one of the major uncertainties surrounding the money markets is how long the Fed will maintain its zero interest rate policy. The Fed has already indicated that labor market conditions and inflation measures will likely determine their next step. The question for the financial markets is the timing of this anticipated shift. Until we have greater visibility, we plan to maintain a laddered maturity distribution, with the majority of the portfolio's holdings set to mature within 90 days.

Past performance is no guarantee of future results.

Portfolio holdings are subject to change periodically and may not be representative of current holdings. Current and future holdings are subject to risk, including, but not limited to, market and credit risk.

An investment in the fund is not a bank deposit and is not insured or guaranteed by Bank of America Corporation, the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1

Performance Information

Columbia Money Market Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. An investment in the fund is not a bank deposit and is not insured or guaranteed by Bank of America Corporation, the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Columbia Money Market Fund, Variable Series (01/01/89)	0.23	3.06	2.77
Lipper VUF Money Market Funds Classification	0.19	2.87	2.70

Inception date of the fund is in parentheses.

7–day yield  0.00%

The 7-day yield reflects the earnings of the fund as of 12/31/09, while the total return reflects past holding periods.

Net asset value per share ($)	12/31/08	12/31/09
Columbia Money Market Fund, Variable Series	1.00	1.00

Annual operating expense ratio (%)*

Columbia Money Market Fund, Variable Series	0.63

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Understanding Your Expenses

Columbia Money Market Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Money Market Fund, Variable Series	1,000.00	1,000.00	1,000.00	1,022.99	2.22	2.24	0.44

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Money Market Fund, Variable Series / December 31, 2009

	Par	Value
CERTIFICATES OF DEPOSIT—39.1%
Allied Irish Banks/New York NY 1.000% 01/08/10	$1,000,000	$1,000,000
1.000% 01/11/10	2,000,000	2,000,000
1.000% 01/13/10	1,000,000	1,000,000
Banco Bilbao Vizcaya Argentaria/NY 0.235% 02/01/10	1,000,000	1,000,004
0.270% 01/29/10	1,000,000	1,000,000
0.275% 02/26/10	500,000	500,000
0.290% 02/26/10	1,000,000	1,000,000
0.290% 03/03/10	1,000,000	1,000,000
0.310% 01/21/10	1,000,000	1,000,000
0.315% 01/21/10	1,000,000	1,000,017
Bank of Ireland/Stamford CT 0.920% 01/14/10	2,300,000	2,300,000
Bank of Tokyo Mitsubishi Ltd. NY 0.205% 03/05/10	500,000	500,004
0.240% 02/09/10	2,000,000	2,000,000
0.240% 03/02/10	1,000,000	1,000,000
Barclays Bank PLC 0.440% 05/07/10	1,500,000	1,500,000
0.450% 04/27/10	1,500,000	1,500,000
0.590% 03/05/10	2,000,000	2,000,000
BNP Paribas 0.230% 02/16/10	1,000,000	1,000,000
0.230% 03/09/10	1,000,000	1,000,000
0.230% 03/10/10	1,000,000	1,000,000
0.460% 01/22/10	3,000,000	3,000,000
Credit Agricole SA 0.210% 02/18/10	2,000,000	2,000,000
0.250% 02/17/10	1,000,000	1,000,000
Credit Industriel et Commercial 0.395% 03/18/10	2,000,000	2,000,021
Dexia Credit Local SA 0.350% 01/25/10	1,000,000	1,000,000
0.360% 01/19/10	3,000,000	3,000,015
National Australia Bank Ltd. 0.400% 02/05/10	1,000,000	1,000,000
0.430% 01/12/10	1,000,000	1,000,000
Natixis/New York NY 0.230% 01/19/10	1,000,000	1,000,000
0.240% 02/03/10	1,500,000	1,500,000
Societe Generale NY 0.250% 03/01/10	2,000,000	2,000,000
Toronto Dominion Bank/NY 0.330% 03/18/10	1,000,000	1,000,042
0.450% 01/07/10	1,000,000	1,000,000
UBS AG/Stamford Branch 0.340% 04/30/10	1,000,000	1,000,000
0.460% 05/27/10	1,000,000	1,000,000
0.480% 05/28/10	1,500,000	1,500,000
0.510% 05/21/10	2,000,000	2,000,000
Total Certificates of Deposit (cost of $50,300,103)		50,300,103

	Par	Value
COMMERCIAL PAPER—36.1%
American Honda Finance Corp. 0.210% 02/16/10 (a)	$2,000,000	$1,999,463
Atlantis One Funding Corp. 0.270% 02/19/10 (a)(b)	500,000	499,816
Barton Capital Corp. 0.260% 02/02/10 (a)(b)	500,000	499,884
0.260% 02/03/10 (a)(b)	1,000,000	999,762
BNZ International Funding Ltd. 0.270% 02/02/10 (a)(b)	500,000	499,880
Cancara Asset Securitization LLC 0.320% 01/04/10 (a)(b)	2,000,000	1,999,947
Citigroup Funding, Inc. 0.250% 01/15/10 (a)	1,000,000	999,903
Coca-Cola Co. 0.180% 03/17/10 (a)	1,500,000	1,499,437
0.200% 04/13/10 (a)	1,000,000	999,433
Edison Asset Securitization LLC 0.210% 03/11/10 (a)(b)	1,000,000	999,597
0.230% 02/05/10 (a)(b)	1,000,000	999,776
ENI Finance USA, Inc. 0.200% 02/19/10 (a)	500,000	499,864
Fairway Finance LLC 0.200% 03/08/10 (a)(b)	1,000,000	999,633
0.220% 02/08/10 (a)(b)	1,952,000	1,951,547
0.250% 01/05/10 (a)(b)	1,000,000	999,972
FCAR Owner Trust 0.400% 01/20/10 (a)	1,000,000	999,789
0.400% 01/21/10 (a)	1,000,000	999,778
0.400% 01/22/10 (a)	1,000,000	999,767
General Electric Capital Corp. 0.240% 02/19/10 (a)	3,000,000	2,999,020
0.240% 03/24/10 (a)	1,000,000	999,453
0.240% 04/12/10 (a)	1,000,000	999,327
0.300% 04/16/10 (a)	500,000	499,563
Grampian Funding LLC 0.310% 03/03/10 (a)(b)	1,000,000	999,475
0.380% 01/19/10 (a)(b)	3,000,000	2,999,430
ING US Funding LLC 0.300% 02/05/10 (a)	1,000,000	999,708
Johnson & Johnson 0.200% 06/10/10 (a)	500,000	499,556
MetLife Short Term Funding LLC 0.350% 03/29/10 (a)(b)	500,000	499,577
0.400% 02/26/10 (a)(b)	1,000,000	999,378
0.400% 03/09/10 (a)(b)	1,000,000	999,256
0.430% 02/22/10 (a)(b)	1,000,000	999,379
Old Line Funding LLC 0.190% 03/08/10 (a)	1,055,000	1,054,633
Royal Park Investments Funding Corp. 0.230% 03/23/10 (a)	1,000,000	999,483
0.230% 03/24/10 (a)	500,000	499,738
0.240% 04/07/10 (a)	1,000,000	999,360

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Money Market Fund, Variable Series / December 31, 2009

	Par	Value
Santander Central Hispano Finance Delaware, Inc. 0.310% 04/30/10 (a)	$1,000,000	$998,975
Sheffield Receivables Corp. 0.270% 01/06/10 (a)(b)	1,000,000	999,962
Societe de Prise de Participation de l'Etat 0.150% 02/25/10 (a)(b)	1,000,000	999,771
0.200% 02/26/10 (a)(b)	1,000,000	999,689
0.200% 03/02/10 (a)(b)	1,000,000	999,667
0.210% 02/26/10 (a)(b)	1,000,000	999,673
0.250% 05/27/10 (a)(b)	1,000,000	998,986
Toyota Credit Canada, Inc. 0.240% 02/03/10 (a)	1,000,000	999,780
Toyota Motor Credit Corp. 0.200% 03/03/10 (a)	1,000,000	999,661
Total Commercial Paper (cost of $46,489,748)		46,489,748
GOVERNMENT & AGENCY OBLIGATIONS—8.8%
U.S. Government Agencies—7.6%
Federal Farm Credit Bank 0.194% 07/20/11 (01/20/10) (c)(d)	1,000,000	999,989
Federal Home Loan Bank 0.075% 11/05/10 (02/07/10) (c)(d)	1,000,000	999,747
0.510% 01/12/10 (e)	1,000,000	999,844
Federal Home Loan Mortgage Corp. 0.140% 02/01/11 (02/01/10) (c)(d)	2,000,000	2,000,351
0.326% 03/09/11 (03/09/10) (c)(d)	3,000,000	3,007,869
0.334% 04/07/11 (01/07/10) (c)(d)	1,800,000	1,800,554
		9,808,354
U.S. Government Obligations—1.2%
U.S. Treasury Bills 0.200% 07/01/10	500,000	499,497
2.000% 09/30/10	1,000,000	1,011,944
		1,511,441
Total Government & Agency Obligations (cost of $11,319,795)		11,319,795
MUNICIPAL BONDS—2.2%
Connecticut—1.4%
CT Housing Finance Authority Series 2008 A5, SPA: JPMorgan Chase Bank 0.250% 11/15/38 (01/07/10) (c)(d)	1,785,000	1,785,000
Maryland—0.8%
MD Easton William Hill Manor, Inc., Series 2009 B, LOC: Branch Banking & Trust 0.350% 01/01/26 (01/07/10) (c)(d)	1,000,000	1,000,000
Total Municipal Bonds (cost of $2,785,000)		2,785,000

	Par	Value
REPURCHASE AGREEMENTS—13.9%
Repurchase agreement with Barclays Capital, dated 12/31/09, due 01/04/10 at 0.212%, collateralized by a corporate bond maturing 07/26/10, market value $1,050,886 (repurchase proceeds $1,000,024)	$1,000,000	$1,000,000
Repurchase agreement with BNP Paribas, dated 12/31/09, due 01/04/10 at 0.000%, collateralized by U.S. Government Agency obligation maturing 05/01/37, market value $7,563,301 (repurchase proceeds $7,415,000)	7,415,000	7,415,000
Repurchase agreement with Deutsche Bank AG, dated 11/04/09, due 01/15/10 at 0.280%, collateralized by a commercial paper maturing 01/14/10, market value $1,030,159 (repurchase proceeds $1,000,560)	1,000,000	1,000,000
Repurchase agreement with Deutsche Bank AG, dated 12/31/09, due 01/04/10, at 0.262%, collateralized by a corporate bond maturing 02/15/15, market value $1,050,000 (repurchase proceeds $1,000,029)	1,000,000	1,000,000
Repurchase agreement with Goldman Sachs, dated 10/28/09, due 02/02/10 at 0.440%, collateralized by a corporate bond maturing 06/01/12, market value $1,050,000 (repurchase proceeds $1,001,186)	1,000,000	1,000,000
Repurchase agreement with Goldman Sachs, dated 11/02/09, due 02/05/10 at 0.440%, collateralized by a corporate bond maturing 06/01/12, market value $1,050,000 (repurchase proceeds $1,001,161)	1,000,000	1,000,000
Repurchase agreement with Greenwich Capital, dated 12/31/09, due 01/04/10 at 0.212%, collateralized by a corporate bond maturing 03/30/12, market value $1,051,170 (repurchase proceeds $1,000,024)	1,000,000	1,000,000
Repurchase agreement with JPMorgan Chase Bank, dated 12/31/09, due 01/04/10 at 0.162%, collateralized by a corporate bond maturing 01/25/10, market value $1,032,719 (repurchase proceeds $1,000,018)	1,000,000	1,000,000

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Money Market Fund, Variable Series / December 31, 2009

	Par	Value
Repurchase agreement with Royal Bank of Canada, dated 12/31/09, due 01/04/10 at 0.212%, collateralized by a corporate bond and U.S. Government Agency obligation maturing 03/03/14, market value $2,101,000 (repurchase proceeds $2,000,047)	$2,000,000	$2,000,000
Repurchase agreement with Salomon Smith Barney Citigroup, dated 12/31/09, due 01/15/10, at 0.370%, collateralized by commercial paper maturing 01/25/10, market value $1,032,719 (repurchase proceeds $1,000,154)	1,000,000	1,000,000
Repurchase agreement with UBS Securities, Inc., dated 12/31/09, due 01/04/10 at 0.162%, collateralized by a corporate bond maturing 11/10/14, market value $524,128 (repurchase proceeds $500,009)	500,000	500,000
Total Repurchase Agreements (cost of $17,915,000)		17,915,000
Total Investments—100.1% (cost of $128,809,646) (f)		128,809,646
Other Assets & Liabilities, Net—(0.1)%		(77,461)
Net Assets—100.0%		$128,732,185

Notes to Investment Portfolio:

(a)  The rate shown represents the discount rate at the date of purchase.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities, which are not illiquid, amounted to $23,944,057, which represents 18.6% of net assets.

(c)  Parenthetical date represents the effective maturity date for the security.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2009.

(e)  The rate shown represents the annualized yield at the date of purchase.

(f)  Cost for federal income tax purposes is $128,809,646.

Significant observable inputs (level 2 measurements), including quoted prices for similar securities, interest rates, prepayment speeds and others, were used in determining value for all securities in the Fund's portfolio as of December 31, 2009.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Acronym	Name
LOC	Letter of Credit

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Money Market Fund, Variable Series / December 31, 2009

Assets
Investments, at amortized cost approximating value	$110,894,646
Repurchase agreements, at amortized cost approximating value	17,915,000
Total investments, at amortized cost approximating value	128,809,646
Cash	17,094
Receivable for:
Fund shares sold	64,818
Interest	57,971
Expense reimbursement due from investment advisor	22,951
Trustees' deferred compensation plan	35,002
Prepaid expenses	4,646
Total Assets	129,012,128
Liabilities
Payable for:
Fund shares repurchased	149,047
Investment advisory fee	25,869
Administration fee	17,111
Pricing and bookkeeping fees	7,676
Transfer agent fee	22
Trustees' fees	2,396
Audit fee	30,250
Custody fee	2,948
Chief compliance officer expenses	165
Trustees' deferred compensation plan	35,002
Other liabilities	9,457
Total Liabilities	279,943
Net Assets	$128,732,185
Net Assets Consist of
Paid-in capital	$128,740,990
Overdistributed net investment income	(3,871)
Accumulated net realized loss	(4,934)
Net Assets	$128,732,185
Shares outstanding	128,784,405
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Money Market Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Interest	$1,020,839
Expenses
Investment advisory fee	516,806
Administration fee	221,487
Transfer agent fee	384
Pricing and bookkeeping fees	78,034
Trustees' fees	24,825
Custody fee	25,121
Audit fee	35,421
Chief compliance officer expenses	638
Treasury temporary guarantee program fee	47,855
Other expenses	48,502
Total Expenses	999,073
Fees waived or expenses reimbursed by investment advisor	(352,146)
Custody earnings credit	(1)
Net Expenses	646,926
Net Investment Income	$373,913

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Money Market Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$373,913	$4,581,530
Net realized gain on investments	—	596
Net change in unrealized appreciation (depreciation) on investments	—	419,814
Net increase resulting from operations	373,913	5,001,940
Distributions to Shareholders
From net investment income	(373,913)	(4,581,530)
Net Capital Stock Transactions	(35,607,725)	(17,428,574)
Total decrease in net assets	(35,607,725)	(17,008,164)
Net Assets
Beginning of period	164,339,910	181,348,074
End of period	$128,732,185	$164,339,910
Overdistributed net investment income at end of period	$(3,871)	$(3,874)
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Subscriptions	72,015,727	$72,015,727	115,223,456	$115,223,456
Distributions reinvested	373,913	373,913	4,581,530	4,581,530
Redemptions	(107,997,365)	(107,997,365)	(137,233,560)	(137,233,560)
Net decrease	(35,607,725)	(35,607,725)	(17,428,574)	(17,428,574)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007	2006(a)	2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (b)	— (c)	0.03		0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments	—	—	(c)	— (c)	—	—
Total from investment operations	— (c)	0.03		0.05	0.05	0.03
Less Distributions to Shareholders:
From net investment income	— (c)	(0.03)		(0.05)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00
Total return (d)(e)(f)	0.23%	2.58	%(g)	5.02%	4.72%	2.81%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.44%	0.46%		0.45%	0.45%	0.55%
Waiver/Reimbursement	0.23%	0.18%		0.15%	0.15%	0.04%
Net investment income (h)	0.25%	2.56%		4.91%	4.62%	2.78%
Net assets, end of period (000s)	$128,732	$164,340		$181,348	$202,738	$217,320

(a)  On May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return would have been 1.87%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Money Market Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Money Market Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class A. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Fund's Board of Directors continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Fund's Board of Directors has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board of Directors deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, should be initiated.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable

11

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2009

income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3	$(2)	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$373,913	$4,581,530
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$31,836	$—

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$707
2014	1,707
2015	2,520
Total	4,934

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

12

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2009

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

For the year ended December 31, 2009, the Fund's annualized effective investment advisory fee rate was 0.35% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, as well as the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.45% of the Fund's average daily net assets on an annualized basis. Effective May 1, 2009, Columbia has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of investment advisory and administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Fund. Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of

13

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2009

Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 82.2% of the Fund's shares outstanding. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Guarantee Program for Money Market Funds

United States Department of the Treasury Temporary Guarantee Program for Money Market Funds

On September 28, 2008, the United States Department of the Treasury (the "Treasury") opened a temporary guarantee program (the "Program") for money market mutual funds registered in the United States under the 1940 Act. On March 31, 2009, the Treasury announced the second extension of the Program from April 30, 2009 through September 18, 2009. The Program expired on September 18, 2009 and will not be further extended by the Treasury. Accordingly, effective September 18, 2009, the Program no longer provides any guarantee against any loss to shareholders with respect to Fund shares.

Under the Program, and subject to certain conditions and limitations, share amounts held by investors of the Fund as of the close of business on September 19, 2008 were guaranteed against loss in the event the market-based net asset value per share was less than $0.995 (i.e., did not round to $1.00, a "guarantee event") and the Fund subsequently liquidated. The Program only covered the amount a shareholder held in the Fund as of the close of business on September 19, 2008, or the amount a shareholder held if and when a guarantee event occurred, whichever was less.

The Fund paid $70,474 to the Treasury to participate in the Program. This fee was expensed over the period from September 19, 2008 to September 18, 2009 and is an extraordinary expense for calculating fee waivers and expense reimbursement discussed in Note 4. For the year ended December 31, 2009, the amount charged to the Fund included on the Statement of Operations under "Treasury temporary guarantee program fee" aggregated $47,855.

Note 9. Significant Risks and Contingencies

Market and Security Events—Since the third quarter of 2007, the asset-backed commercial paper ("ABCP") market has been under unprecedented pressure and scrutiny as concerns over the subprime mortgage sector are impacting the short-term fixed income markets. ABCP is a type of commercial paper that is backed by a pool of assets. That pool of assets is generally a mix of debt obligations, including, among others, credit card debt, automobile loans and leases, prime and subprime mortgage-backed securities, student loans, trade receivables and other asset-backed securities. A number of funds, including the Fund, invest in ABCP. The value of

14

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2009

asset-backed securities may be affected by, among other things, changes in interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

16

Fund Governance

Columbia Money Market Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

17

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

Columbia Money Market Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance

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of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Money Market Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Money Market Fund, Variable Series' total expenses were in the first quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related

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funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

26

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

27

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Important Information About This Report

A description of the policies and procedures that Columbia Money Market Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

SHC-42/30324-1209 (02/10) 10-102943

Columbia S&P 500® Index Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

Columbia S&P 500® Index Fund, Variable Series seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500 Index.

Cheryl D'Hollander and Alfred F. Alley III, CFA have co-managed the fund since 2009.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares performed in line with the fund's benchmark, the S&P 500 Index,1 and slightly outperformed the average return of its peer group, in the Lipper VUF S&P 500 Index Objective Funds Classification.2 The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund is managed to allocate assets among common stocks in approximately the same weightings as the S&P 500 Index, although the fund may not hold all common stocks held in the index.

Stocks stage a recovery

After a dismal showing in 2008 and a weak start in 2009, the U.S. stock market took off as investors responded favorably to government stimulus spending, stabilizing capital markets and signs of economic improvement. The S&P 500 Index finished the year with a 26.5% gain. During this period, the information technology, materials and consumer discretionary sectors turned in the best results; materials and technology were among the worst-performing sectors in 2008. Within technology, Apple, Microsoft, International Business Machines and Google (1.9%, 2.4%, 1.7% and 1.5% of net assets, respectively) were the most significant contributors to positive performance. Materials companies Freeport-McMoRan Copper & Gold and Dow Chemical (0.3% and 0.3% of net assets, respectively) also aided results. On-line retailer Amazon.com (0.5% of net assets) was an especially strong performer within the consumer discretionary sector, while Ford Motor and Walt Disney (0.3% and 0.6% of net assets, respectively) were also positive contributors. While the financials sector lagged the broad index, two stocks added strongly to portfolio performance: global financial services firms JPMorgan Chase and Goldman Sachs (1.7% and 0.9% of net assets, respectively).

A reversal of fortune for telecommunications, utilities, energy and consumer staples

Some of the sectors that held up the best in 2008 were those whose businesses were less sensitive to the U.S. economy. When the economy began to show signs of life in 2009, these sectors lagged. Telecommunication services, utilities, energy and consumer staples all underperformed the benchmark average. The single largest detractor from fund performance was Exxon Mobil (3.3% of net assets) within the energy sector, as falling demand took a toll on revenues and oil prices remained below last year's high. Consumer staples firm Procter & Gamble (1.8% of net assets) also disappointed. The financial sector was home to banking giants Wells Fargo and Citigroup (1.4% and 0.7% of net assets, respectively), which were laggards. Multinational conglomerate General Electric (1.6% of net assets) disappointed as well, in part due to mounting losses in its GE Capital Services unit.

Looking ahead

After a strong 2009, stocks appear to be fairly valued and it is not clear that there are huge gains to be made in the short term. The unusual nature of the recent recession—driven by a financial crisis—leads us to believe that the economy will recover at a relatively slow pace. We expect the imbalances created by a housing market decline, excessive debt levels and the near absence of credit to adjust slowly, as consumers rebuild their balance sheets, reduce debt and curb spending. Housing and home prices appear to be in a bottoming phase. Credit tightening has begun to reverse, although lending standards will remain stringent. And, we believe inflation is likely to remain under control, at least in the near term, as the gap between output and consumption remains. Against this backdrop, we are cautious in our outlook for the stock market in 2010. However, it appears that the Fed has succeeded in engineering growth that is self-sustaining—which makes us more optimistic about the longer term.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk, derivatives risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative or other expenses and transaction costs in trading stocks. The fund may not hold all common stocks included in the index.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	Life
Class A (05/30/00)	26.37	0.09	-0.95
Class B (05/30/00)	25.96	-0.17	-1.13
S&P 500 Index[1]	26.46	0.42	-0.38

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	7.90	9.67
Class B	7.86	9.62

Performance of a $10,000 investment,
05/30/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.71
Class B	0.96

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,225.00	1,024.45	0.84	0.77	0.15
Class B	1,000.00	1,000.00	1,222.30	1,023.19	2.24	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—100.2%
Consumer Discretionary—9.6%
Auto Components—0.2%
Goodyear Tire & Rubber Co. (a)	579	$8,164
Johnson Controls, Inc.	1,602	43,639
		51,803
Automobiles—0.4%
Ford Motor Co. (a)	7,938	79,380
Harley-Davidson, Inc.	561	14,137
		93,517
Distributors—0.1%
Genuine Parts Co.	374	14,197
Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A (a)	304	18,416
DeVry, Inc.	150	8,510
H&R Block, Inc.	806	18,232
		45,158
Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (a)	1,058	33,528
Darden Restaurants, Inc.	336	11,784
International Game Technology	706	13,252
Marriott International, Inc., Class A	611	16,650
McDonald's Corp.	2,594	161,969
Starbucks Corp. (a)	1,772	40,862
Starwood Hotels & Resorts Worldwide, Inc.	438	16,018
Wyndham Worldwide Corp.	425	8,572
Wynn Resorts Ltd.	165	9,608
Yum! Brands, Inc.	1,122	39,236
		351,479
Household Durables—0.3%
Black & Decker Corp.	147	9,530
D.R. Horton, Inc.	655	7,120
Fortune Brands, Inc.	349	15,077
Harman International Industries, Inc.	163	5,751
Leggett & Platt, Inc.	366	7,466
Lennar Corp., Class A	398	5,082
Newell Rubbermaid, Inc.	655	9,832
Pulte Homes, Inc. (a)	756	7,560
Whirlpool Corp.	185	14,922
		82,340
Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a)	805	108,288
Expedia, Inc. (a)	494	12,701
Priceline.com, Inc. (a)	100	21,850
		142,839
Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a)	633	2,671
Hasbro, Inc.	302	9,682
Mattel, Inc.	862	17,223
		29,576
Media—2.9%
CBS Corp., Class B	1,617	22,719
Comcast Corp., Class A	6,852	115,525

	Shares	Value
DIRECTV, Class A (a)	2,293	$76,472
Gannett Co., Inc.	570	8,464
Interpublic Group of Companies, Inc. (a)	1,170	8,635
McGraw-Hill Companies, Inc.	760	25,468
Meredith Corp.	77	2,375
New York Times Co., Class A (a)	280	3,461
News Corp., Class A	5,415	74,131
Omnicom Group, Inc.	754	29,519
Scripps Networks Interactive Inc., Class A	206	8,549
Time Warner Cable, Inc.	850	35,181
Time Warner, Inc.	2,799	81,563
Viacom, Inc., Class B (a)	1,463	43,495
Walt Disney Co.	4,614	148,801
Washington Post Co., Class B	18	7,913
		692,271
Multiline Retail—0.8%
Big Lots, Inc. (a)	208	6,028
Family Dollar Stores, Inc.	343	9,546
J.C. Penney Co., Inc.	577	15,354
Kohl's Corp. (a)	736	39,692
Macy's, Inc.	1,010	16,927
Nordstrom, Inc.	402	15,107
Sears Holdings Corp. (a)	128	10,682
Target Corp.	1,799	87,018
		200,354
Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A	223	7,772
AutoNation, Inc. (a)	229	4,385
Autozone, Inc. (a)	84	13,278
Bed Bath & Beyond, Inc. (a)	631	24,375
Best Buy Co., Inc.	830	32,752
GameStop Corp., Class A (a)	388	8,513
Gap, Inc.	1,140	23,883
Home Depot, Inc.	4,082	118,092
Limited Brands, Inc.	640	12,314
Lowe's Companies, Inc.	3,533	82,637
O'Reilly Automotive, Inc. (a)	325	12,389
Office Depot, Inc. (a)	649	4,186
RadioShack Corp.	303	5,908
Ross Stores, Inc.	300	12,813
Sherwin-Williams Co.	227	13,995
Staples, Inc.	1,739	42,762
Tiffany & Co.	297	12,771
TJX Companies, Inc.	1,001	36,586
		469,411
Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	757	27,653
NIKE, Inc., Class B	941	62,172
Polo Ralph Lauren Corp.	133	10,770
V.F. Corp.	223	16,333
		116,928

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Shares	Value
Consumer Staples—11.4%
Beverages—2.6%
Brown-Forman Corp., Class B	275	$14,732
Coca-Cola Co.	5,568	317,376
Coca-Cola Enterprises, Inc.	768	16,282
Constellation Brands, Inc., Class A (a)	474	7,551
Dr Pepper Snapple Group, Inc.	616	17,433
Molson Coors Brewing Co., Class B	371	16,754
Pepsi Bottling Group, Inc.	334	12,525
PepsiCo, Inc.	3,743	227,574
		630,227
Food & Staples Retailing—2.7%
Costco Wholesale Corp.	1,047	61,951
CVS Caremark Corp.	3,383	108,967
Kroger Co.	1,568	32,191
Safeway, Inc.	984	20,949
SUPERVALU, Inc.	499	6,342
Sysco Corp.	1,412	39,451
Wal-Mart Stores, Inc.	5,132	274,306
Walgreen Co.	2,385	87,577
Whole Foods Market, Inc. (a)	345	9,470
		641,204
Food Products—1.6%
Archer-Daniels-Midland Co.	1,537	48,123
Campbell Soup Co.	452	15,278
ConAgra Foods, Inc.	1,061	24,456
Dean Foods Co. (a)	436	7,865
General Mills, Inc.	775	54,878
H.J. Heinz Co.	764	32,669
Hershey Co.	395	14,137
Hormel Foods Corp.	170	6,537
J.M. Smucker Co.	284	17,537
Kellogg Co.	611	32,505
Kraft Foods, Inc., Class A	3,548	96,435
McCormick & Co., Inc. Non-Voting Shares	317	11,453
Sara Lee Corp.	1,686	20,535
Tyson Foods, Inc., Class A	728	8,933
		391,341
Household Products—2.6%
Clorox Co.	344	20,984
Colgate-Palmolive Co.	1,187	97,512
Kimberly-Clark Corp.	994	63,328
Procter & Gamble Co.	7,017	425,440
		607,264
Personal Products—0.3%
Avon Products, Inc.	1,030	32,445
Estee Lauder Companies, Inc., Class A	275	13,299
Mead Johnson Nutrition Co., Class A	500	21,850
		67,594
Tobacco—1.6%
Altria Group, Inc.	4,981	97,777
Lorillard, Inc.	375	30,086
Philip Morris International, Inc.	4,581	220,759
Reynolds American, Inc.	403	21,347
		369,969

	Shares	Value
Energy—11.5%
Energy Equipment & Services—1.8%
Baker Hughes, Inc.	747	$30,239
BJ Services Co.	701	13,039
Cameron International Corp. (a)	589	24,620
Diamond Offshore Drilling, Inc.	170	16,731
FMC Technologies, Inc. (a)	300	17,352
Halliburton Co.	2,155	64,844
Nabors Industries Ltd. (a)	674	14,754
National-Oilwell Varco, Inc.	1,005	44,310
Rowan Companies, Inc. (a)	269	6,090
Schlumberger Ltd.	2,875	187,134
Smith International, Inc.	594	16,139
		435,252
Oil, Gas & Consumable Fuels—9.7%
Anadarko Petroleum Corp.	1,172	73,156
Apache Corp.	795	82,020
Cabot Oil & Gas Corp.	241	10,505
Chesapeake Energy Corp.	1,563	40,450
Chevron Corp.	4,806	370,014
ConocoPhillips	3,554	181,503
CONSOL Energy, Inc.	437	21,763
Denbury Resources, Inc. (a)	600	8,880
Devon Energy Corp.	1,078	79,233
El Paso Corp.	1,695	16,662
EOG Resources, Inc.	606	58,964
Exxon Mobil Corp. (b)	11,393	776,889
Hess Corp.	703	42,531
Marathon Oil Corp.	1,698	53,012
Massey Energy Co.	215	9,032
Murphy Oil Corp.	464	25,149
Noble Energy, Inc.	411	29,271
Occidental Petroleum Corp.	1,938	157,656
Peabody Energy Corp.	655	29,613
Pioneer Natural Resources Co.	274	13,199
Range Resources Corp.	389	19,392
Southwestern Energy Co. (a)	821	39,572
Spectra Energy Corp.	1,540	31,585
Sunoco, Inc.	281	7,334
Tesoro Corp.	338	4,580
Valero Energy Corp.	1,358	22,746
Williams Companies, Inc.	1,411	29,744
XTO Energy, Inc.	1,386	64,491
		2,298,946
Financials—14.4%
Capital Markets—2.8%
Ameriprise Financial, Inc.	617	23,952
Bank of New York Mellon Corp.	2,892	80,889
Charles Schwab Corp.	2,296	43,211
E*TRADE Financial Corp. (a)	3,715	6,501
Federated Investors, Inc., Class B	200	5,500
Franklin Resources, Inc.	351	36,978
Goldman Sachs Group, Inc.	1,226	206,998
Invesco Ltd.	1,020	23,960
Janus Capital Group, Inc.	448	6,026

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Shares	Value
Legg Mason, Inc.	380	$11,461
Morgan Stanley	3,257	96,407
Northern Trust Corp.	579	30,339
State Street Corp.	1,193	51,943
T. Rowe Price Group, Inc.	621	33,068
		657,233
Commercial Banks—2.8%
BB&T Corp.	1,651	41,886
Comerica, Inc.	375	11,089
Fifth Third Bancorp.	1,904	18,564
First Horizon National Corp. (a)	522	6,996
Huntington Bancshares, Inc.	1,709	6,238
KeyCorp	2,119	11,760
M&T Bank Corp.	193	12,910
Marshall & Ilsley Corp.	1,248	6,802
PNC Financial Services Group, Inc.	1,105	58,333
Regions Financial Corp.	2,851	15,082
SunTrust Banks, Inc.	1,207	24,490
U.S. Bancorp	4,601	103,568
Wells Fargo & Co.	12,255	330,762
Zions Bancorporation	324	4,157
		652,637
Consumer Finance—0.8%
American Express Co.	2,856	115,725
Capital One Financial Corp.	1,082	41,484
Discover Financial Services	1,309	19,255
SLM Corp. (a)	1,143	12,882
		189,346
Diversified Financial Services—4.3%
Bank of America Corp. (c)	23,839	359,015
Citigroup, Inc.	46,802	154,915
CME Group, Inc.	162	54,424
IntercontinentalExchange, Inc. (a)	178	19,989
JPMorgan Chase & Co.	9,453	393,907
Leucadia National Corp. (a)	459	10,920
Moody's Corp.	464	12,435
NASDAQ OMX Group, Inc. (a)	360	7,135
NYSE Euronext	632	15,990
		1,028,730
Insurance—2.4%
AFLAC, Inc.	1,119	51,754
Allstate Corp.	1,288	38,691
American International Group, Inc. (a)	318	9,534
Aon Corp.	647	24,806
Assurant, Inc.	281	8,284
Chubb Corp.	817	40,180
Cincinnati Financial Corp.	386	10,129
Genworth Financial, Inc., Class A (a)	1,172	13,302
Hartford Financial Services Group, Inc.	917	21,329
Lincoln National Corp.	720	17,914
Loews Corp.	867	31,515
Marsh & McLennan Companies, Inc.	1,278	28,218
MetLife, Inc.	1,959	69,251
Principal Financial Group, Inc.	757	18,198
Progressive Corp. (a)	1,609	28,946

	Shares	Value
Prudential Financial, Inc.	1,119	$55,681
Torchmark Corp.	188	8,263
Travelers Companies, Inc.	1,299	64,768
Unum Group	808	15,772
XL Capital Ltd., Class A	814	14,921
		571,456
Real Estate Investment Trusts (REITs)—1.2%
Apartment Investment & Management Co., Class A	279	4,442
AvalonBay Communities, Inc.	200	16,422
Boston Properties, Inc.	340	22,804
Equity Residential Property Trust	672	22,700
HCP, Inc.	715	21,836
Health Care REIT, Inc.	285	12,631
Host Hotels & Resorts, Inc. (a)	1,538	17,949
Kimco Realty Corp.	957	12,948
Plum Creek Timber Co., Inc.	391	14,764
ProLogis	1,132	15,497
Public Storage	331	26,960
Simon Property Group, Inc.	676	53,945
Ventas, Inc.	380	16,621
Vornado Realty Trust	377	26,367
		285,886
Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A (a)	659	8,943
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	1,123	15,419
People's United Financial, Inc.	835	13,944
		29,363
Health Care—12.6%
Biotechnology—1.6%
Amgen, Inc. (a)	2,441	138,087
Biogen Idec, Inc. (a)	689	36,862
Celgene Corp. (a)	1,096	61,025
Cephalon, Inc. (a)	179	11,171
Genzyme Corp. (a)	640	31,367
Gilead Sciences, Inc. (a)	2,168	93,831
		372,343
Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	1,458	85,556
Becton Dickinson & Co.	576	45,423
Boston Scientific Corp. (a)	3,616	32,544
C.R. Bard, Inc.	229	17,839
CareFusion Corp. (a)	421	10,529
DENTSPLY International, Inc.	370	13,013
Hospira, Inc. (a)	377	19,227
Intuitive Surgical, Inc. (a)	98	29,725
Medtronic, Inc.	2,654	116,723
St. Jude Medical, Inc. (a)	802	29,498
Stryker Corp.	672	33,849
Varian Medical Systems, Inc. (a)	300	14,055
Zimmer Holdings, Inc. (a)	502	29,673
		477,654

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Shares	Value
Health Care Providers & Services—2.1%
Aetna, Inc.	1,031	$32,683
AmerisourceBergen Corp.	683	17,806
Cardinal Health, Inc.	868	27,984
CIGNA Corp.	663	23,384
Coventry Health Care, Inc. (a)	343	8,331
DaVita, Inc. (a)	244	14,333
Express Scripts, Inc. (a)	650	56,192
Humana, Inc. (a)	400	17,556
Laboratory Corp. of America Holdings (a)	254	19,009
McKesson Corp.	647	40,438
Medco Health Solutions, Inc. (a)	1,137	72,666
Patterson Companies, Inc. (a)	235	6,575
Quest Diagnostics, Inc.	363	21,918
Tenet Healthcare Corp. (a)	1,048	5,649
UnitedHealth Group, Inc.	2,779	84,704
WellPoint, Inc. (a)	1,108	64,585
		513,813
Health Care Technology—0.0%
IMS Health, Inc.	438	9,224
Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	439	22,929
Millipore Corp. (a)	133	9,622
PerkinElmer, Inc.	279	5,745
Thermo Fisher Scientific, Inc. (a)	980	46,736
Waters Corp. (a)	223	13,817
		98,849
Pharmaceuticals—6.5%
Abbott Laboratories	3,712	200,411
Allergan, Inc.	745	46,942
Bristol-Myers Squibb Co.	4,109	103,752
Eli Lilly & Co.	2,426	86,632
Forest Laboratories, Inc. (a)	727	23,344
Johnson & Johnson	6,631	427,103
King Pharmaceuticals, Inc. (a)	595	7,301
Merck & Co., Inc.	7,326	267,692
Mylan, Inc. (a)	736	13,565
Pfizer, Inc.	19,364	352,231
Watson Pharmaceuticals, Inc. (a)	244	9,665
		1,538,638
Industrials—10.3%
Aerospace & Defense—2.8%
Boeing Co.	1,751	94,782
General Dynamics Corp.	916	62,444
Goodrich Corp.	300	19,275
Honeywell International, Inc.	1,823	71,461
ITT Corp.	438	21,786
L-3 Communications Holdings, Inc.	284	24,694
Lockheed Martin Corp.	760	57,266
Northrop Grumman Corp.	749	41,832
Precision Castparts Corp.	347	38,291
Raytheon Co.	929	47,862
Rockwell Collins, Inc.	372	20,594
United Technologies Corp.	2,259	156,797
		657,084

	Shares	Value
Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.	403	$23,668
Expeditors International of Washington, Inc.	521	18,094
FedEx Corp.	751	62,671
United Parcel Service, Inc., Class B	2,384	136,770
		241,203
Airlines—0.1%
Southwest Airlines Co.	1,787	20,425
Building Products—0.1%
Masco Corp.	865	11,946
Commercial Services & Supplies—0.5%
Avery Dennison Corp.	270	9,852
Cintas Corp.	321	8,362
Iron Mountain, Inc. (a)	430	9,787
Pitney Bowes, Inc.	505	11,494
R.R. Donnelley & Sons Co.	502	11,180
Republic Services, Inc.	785	22,223
Stericycle, Inc. (a)	190	10,482
Waste Management, Inc.	1,187	40,133
		123,513
Construction & Engineering—0.2%
Fluor Corp.	435	19,593
Jacobs Engineering Group, Inc. (a)	297	11,170
Quanta Services, Inc. (a)	500	10,420
		41,183
Electrical Equipment—0.5%
Emerson Electric Co.	1,807	76,978
First Solar, Inc. (a)	125	16,925
Rockwell Automation, Inc.	351	16,490
Roper Industries, Inc.	225	11,783
		122,176
Industrial Conglomerates—2.3%
3M Co.	1,709	141,283
General Electric Co. (b)	25,549	386,556
Textron, Inc.	661	12,434
		540,273
Machinery—1.6%
Caterpillar, Inc.	1,497	85,314
Cummins, Inc.	495	22,701
Danaher Corp.	620	46,624
Deere & Co.	1,019	55,118
Dover Corp.	451	18,766
Eaton Corp.	392	24,939
Flowserve Corp.	135	12,761
Illinois Tool Works, Inc.	934	44,823
PACCAR, Inc.	875	31,736
Pall Corp.	285	10,317
Parker Hannifin Corp.	376	20,259
Snap-On, Inc.	135	5,705
Stanley Works	198	10,199
		389,262
Professional Services—0.1%
Dun & Bradstreet Corp.	125	10,546
Equifax, Inc.	305	9,422

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Shares	Value
Monster Worldwide, Inc. (a)	312	$5,429
Robert Half International, Inc.	351	9,382
		34,779
Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	636	62,722
CSX Corp.	951	46,114
Norfolk Southern Corp.	885	46,392
Ryder System, Inc.	132	5,434
Union Pacific Corp.	1,222	78,086
		238,748
Trading Companies & Distributors—0.1%
Fastenal Co.	317	13,200
W.W. Grainger, Inc.	157	15,202
		28,402
Information Technology—19.9%
Communications Equipment—2.6%
Cisco Systems, Inc. (a)	13,818	330,803
Harris Corp.	327	15,549
JDS Uniphase Corp. (a)	534	4,405
Juniper Networks, Inc. (a)	1,249	33,311
Motorola, Inc. (a)	5,550	43,068
QUALCOMM, Inc.	4,002	185,132
Tellabs, Inc. (a)	917	5,209
		617,477
Computers & Peripherals—5.9%
Apple, Inc. (a)	2,162	455,879
Dell, Inc. (a)	4,134	59,364
EMC Corp. (a)	4,903	85,655
Hewlett-Packard Co.	5,689	293,040
International Business Machines Corp.	3,160	413,644
Lexmark International, Inc., Class A (a)	195	5,066
NetApp, Inc. (a)	809	27,822
QLogic Corp. (a)	268	5,057
SanDisk Corp. (a)	536	15,539
Sun Microsystems, Inc. (a)	1,803	16,894
Teradata Corp. (a)	413	12,981
Western Digital Corp. (a)	550	24,283
		1,415,224
Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)	818	25,415
Amphenol Corp., Class A	408	18,842
Corning, Inc.	3,740	72,220
FLIR Systems, Inc. (a)	375	12,270
Jabil Circuit, Inc.	452	7,851
Molex, Inc.	317	6,831
		143,429
Internet Software & Services—2.1%
Akamai Technologies, Inc. (a)	406	10,284
eBay, Inc. (a)	2,693	63,393
Google, Inc., Class A (a)	579	358,968
VeriSign, Inc. (a)	467	11,320
Yahoo!, Inc. (a)	2,861	48,008
		491,973

	Shares	Value
IT Services—1.6%
Affiliated Computer Services, Inc., Class A (a)	223	$13,311
Automatic Data Processing, Inc.	1,201	51,427
Cognizant Technology Solutions Corp., Class A (a)	698	31,619
Computer Sciences Corp. (a)	378	21,746
Fidelity National Information Services, Inc.	787	18,447
Fiserv, Inc. (a)	365	17,695
MasterCard, Inc., Class A	231	59,131
Paychex, Inc.	780	23,899
SAIC, Inc. (a)	725	13,732
Total System Services, Inc.	480	8,290
Visa, Inc., Class A	1,075	94,020
Western Union Co.	1,653	31,159
		384,476
Office Electronics—0.1%
Xerox Corp.	2,092	17,698
Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	1,357	13,136
Altera Corp.	705	15,954
Analog Devices, Inc.	695	21,948
Applied Materials, Inc.	3,201	44,622
Broadcom Corp., Class A (a)	1,026	32,268
Intel Corp.	13,244	270,178
KLA-Tencor Corp.	403	14,572
Linear Technology Corp.	526	16,064
LSI Corp. (a)	1,580	9,496
MEMC Electronic Materials, Inc. (a)	529	7,205
Microchip Technology, Inc.	440	12,786
Micron Technology, Inc. (a)	2,032	21,458
National Semiconductor Corp.	577	8,863
Novellus Systems, Inc. (a)	223	5,205
NVIDIA Corp. (a)	1,342	25,069
Teradyne, Inc. (a)	410	4,399
Texas Instruments, Inc.	3,000	78,180
Xilinx, Inc.	673	16,865
		618,268
Software—4.4%
Adobe Systems, Inc. (a)	1,255	46,159
Autodesk, Inc. (a)	561	14,255
BMC Software, Inc. (a)	447	17,925
CA, Inc.	961	21,584
Citrix Systems, Inc. (a)	435	18,100
Compuware Corp. (a)	544	3,933
Electronic Arts, Inc. (a)	784	13,916
Intuit, Inc. (a)	755	23,186
McAfee, Inc. (a)	385	15,620
Microsoft Corp.	18,550	565,590
Novell, Inc. (a)	822	3,411
Oracle Corp.	9,372	229,989
Red Hat, Inc. (a)	450	13,905
Salesforce.com, Inc. (a)	273	20,139
Symantec Corp. (a)	1,943	34,760
		1,042,472

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Shares	Value
Materials—3.6%
Chemicals—2.0%
Air Products & Chemicals, Inc.	517	$41,908
Airgas, Inc.	200	9,520
CF Industries Holdings, Inc.	112	10,167
Dow Chemical Co.	2,733	75,513
E.I. Du Pont de Nemours & Co.	2,170	73,064
Eastman Chemical Co.	181	10,903
Ecolab, Inc.	575	25,634
FMC Corp.	175	9,758
International Flavors & Fragrances, Inc.	198	8,146
Monsanto Co.	1,298	106,111
PPG Industries, Inc.	411	24,060
Praxair, Inc.	742	59,590
Sigma-Aldrich Corp.	293	14,805
		469,179
Construction Materials—0.1%
Vulcan Materials Co.	310	16,328
Containers & Packaging—0.2%
Ball Corp.	216	11,167
Bemis Co., Inc.	255	7,561
Owens-Illinois, Inc. (a)	395	12,984
Pactiv Corp. (a)	322	7,773
Sealed Air Corp.	393	8,591
		48,076
Metals & Mining—1.1%
AK Steel Holding Corp.	262	5,594
Alcoa, Inc.	2,332	37,592
Allegheny Technologies, Inc.	227	10,163
Cliffs Natural Resources, Inc.	325	14,979
Freeport-McMoRan Copper & Gold, Inc. (a)	1,036	83,181
Newmont Mining Corp.	1,182	55,920
Nucor Corp.	762	35,547
Titanium Metals Corp. (a)	192	2,404
United States Steel Corp.	353	19,457
		264,837
Paper & Forest Products—0.2%
International Paper Co.	1,030	27,583
MeadWestvaco Corp.	406	11,624
Weyerhaeuser Co.	495	21,354
		60,561
Telecommunication Services—3.2%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	14,151	396,652
CenturyTel, Inc.	708	25,637
Frontier Communications Corp.	755	5,897
Qwest Communications International, Inc.	3,573	15,042
Verizon Communications, Inc.	6,813	225,715
Windstream Corp.	1,046	11,495
		680,438

	Shares	Value
Wireless Telecommunication Services—0.3%
American Tower Corp., Class A (a)	971	$41,957
MetroPCS Communications, Inc. (a)	625	4,769
Sprint Nextel Corp. (a)	7,132	26,103
		72,829
Utilities—3.7%
Electric Utilities—2.0%
Allegheny Energy, Inc.	405	9,509
American Electric Power Co., Inc.	1,146	39,869
Duke Energy Corp.	3,139	54,022
Edison International	794	27,615
Entergy Corp.	462	37,810
Exelon Corp.	1,580	77,215
FirstEnergy Corp.	737	34,234
FPL Group, Inc.	1,004	53,031
Northeast Utilities	410	10,574
Pepco Holdings, Inc.	542	9,133
Pinnacle West Capital Corp.	233	8,523
PPL Corp.	908	29,338
Progress Energy, Inc.	680	27,887
Southern Co.	1,920	63,974
		482,734
Gas Utilities—0.1%
EQT Corp.	320	14,054
Nicor, Inc.	104	4,378
Questar Corp.	413	17,169
		35,601
Independent Power Producers & Energy Traders—0.2%
AES Corp. (a)	1,606	21,376
Constellation Energy Group, Inc.	488	17,163
		38,539
Multi-Utilities—1.4%
Ameren Corp.	577	16,127
CenterPoint Energy, Inc.	932	13,523
CMS Energy Corp.	562	8,801
Consolidated Edison, Inc.	674	30,620
Dominion Resources, Inc.	1,421	55,305
DTE Energy Co.	388	16,913
Integrys Energy Group, Inc.	191	8,020
NiSource, Inc.	672	10,335
PG&E Corp.	881	39,337
Public Service Enterprise Group, Inc.	1,205	40,066
SCANA Corp.	265	9,985
Sempra Energy	589	32,972
TECO Energy, Inc.	525	8,516
Wisconsin Energy Corp.	280	13,953
Xcel Energy, Inc.	1,105	23,448
		327,921
Total Common Stocks (cost of $18,726,168)		23,842,839

See Accompanying Notes to Financial Statements.

9

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

	Par	Value
SHORT-TERM OBLIGATION—0.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 01/16/13, market value $207,900 (repurchase proceeds $201,000)	$201,000	$201,000
Total Short-Term Obligation (cost of $201,000)		201,000
Total Investments—101.0% (cost of $18,927,168) (d)		24,043,839
Other Assets & Liabilities, Net—(1.0)%		(243,875)
Net Assets—100.0%		$23,799,964

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $908,850 is pledged as collateral for open futures contracts.

(c)  Investments in affiliates during the year ended December 31, 2009:

Security name:	Bank of America Corp.
Shares as of 12/31/08:	14,120
Shares purchased:	8,895
Shares sold:	(3,050)
Shares from spin off:	3,874
Shares as of 12/31/09:	23,839
Net realized loss:	$(95,599)
Dividend income earned:	$826
Value at end of period:	$359,015

(d)  Cost for federal income tax purposes is $20,432,655.

The following table summarizes the inputs used, as of December 31, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$23,842,839	$—	$—	$23,842,839
Total Short-Term Obligation	—	201,000	—	201,000
Total Investments	23,842,839	201,000	—	24,043,839
Unrealized Appreciation on Futures Contracts	1,345	—	—	1,345
Total	$23,844,184	$201,000	$—	$24,045,184

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held the following open long futures contracts:

Risk Exposure/Type

Equity Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	1	$277,675	$276,330	Mar-2010	$1,345

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	19.9
Financials	14.4
Health Care	12.6
Energy	11.5
Consumer Staples	11.4
Industrials	10.3
Consumer Discretionary	9.6
Utilities	3.7
Materials	3.6
Telecommunication Services	3.2
100.2
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(1.0)
100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

Assets
Unaffiliated investments, at identified cost	$18,405,660
Affiliated investments, at identified cost	521,508
Total investments, at identified cost	18,927,168
Unaffiliated investments, at value	$23,684,824
Affiliated investments, at value	359,015
Total investments, at value	24,043,839
Cash	824
Dividends receivable	32,380
Expense reimbursement due from investment advisor	14,192
Trustees' deferred compensation plan	14,251
Other assets	10,930
Prepaid expenses	763
Total Assets	24,117,179
Liabilities
Payable for:
Investments purchased	4,838
Fund shares repurchased	245,022
Futures variation margin	2,850
Investment advisory fee	4,089
Pricing and bookkeeping fees	3,978
Transfer agent fee	10
Trustees' fees	92
Audit fee	27,675
Custody fee	1,999
Distribution fees — Class B	5,081
Chief compliance officer expenses	150
Reports to shareholders	7,180
Trustees' deferred compensation plan	14,251
Total Liabilities	317,215
Net Assets	$23,799,964
Net Assets Consist of
Paid-in capital	$21,955,588
Undistributed net investment income	388,440
Accumulated net realized loss	(3,662,080)
Net unrealized appreciation (depreciation) on:
Investments	5,116,671
Futures contracts	1,345
Net Assets	$23,799,964
Class A
Net assets	$91,312
Shares outstanding	9,441
Net asset value per share	$9.67
Class B
Net assets	$23,708,652
Shares outstanding	2,463,409
Net asset value per share	$9.62

See Accompanying Notes to Financial Statements.

11

Statement of Operations

Columbia S&P 500® Index Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$522,747
Dividends from affiliates	826
Interest	2,145
Total Investment Income	525,718
Expenses
Investment advisory fee	44,766
Distribution fees — Class B	55,765
Transfer agent fee	92
Pricing and bookkeeping fees	47,827
Trustees' fees	16,111
Custody fee	12,952
Audit fee	32,830
Legal fees	10,257
Reports to shareholders	18,787
Chief compliance officer expenses	575
AUM license fee on S&P 500 product	14,378
Other expenses	4,511
Total Expenses	258,851
Fees waived or expenses reimbursed by investment advisor	(154,464)
Custody earnings credit	— *
Net Expenses	104,387
Net Investment Income	421,331
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss on:
Unaffiliated investments	(496,443)
Affiliated investments	(95,599)
Futures contracts	67,790
Net realized loss	(524,252)
Net change in unrealized appreciation (depreciation) on:
Investments	5,350,210
Futures contracts	(7,004)
Net change in unrealized appreciation (depreciation)	5,343,206
Net Gain	4,818,954
Net Increase Resulting from Operations	$5,240,285

* Rounds to less than $1.

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets

Columbia S&P 500® Index Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income	$421,331	$624,640
Net realized loss on investments and futures contracts	(524,252)	(150,539)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,343,206	(15,674,871)
Net increase (decrease) resulting from operations	5,240,285	(15,200,770)
Distributions to Shareholders
From net investment income:
Class A	(2,374)	(2,070)
Class B	(630,612)	(637,701)
Total distributions to shareholders	(632,986)	(639,771)
Net Capital Stock Transactions	(4,344,431)	(7,625,712)
Total increase (decrease) in net assets	262,868	(23,466,253)
Net Assets
Beginning of period	23,537,096	47,003,349
End of period	$23,799,964	$23,537,096
Undistributed net investment income at end of period	$388,440	$600,192
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Distributions reinvested	297	$2,374	192	$2,070
Net increase	297	2,374	192	2,070
Class B
Subscriptions	159,395	1,184,589	246,074	2,383,711
Distributions reinvested	79,024	630,612	59,431	637,701
Redemptions	(760,739)	(6,162,006)	(985,936)	(10,649,194)
Net decrease	(522,320)	(4,346,805)	(680,431)	(7,627,782)

See Accompanying Notes to Financial Statements.

13

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$7.90	$12.87	$12.40	$10.92	$10.45
Income from Investment Operations:
Net investment income (b)	0.18	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss) on investments and futures contracts	1.85	(4.96)	0.46	1.49	0.32
Total from investment operations	2.03	(4.74)	0.66	1.66	0.47
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.23)	(0.19)	(0.18)	—
Net Asset Value, End of Period	$9.67	$7.90	$12.87	$12.40	$10.92
Total return (c)(d)(e)	26.37%	(37.30)%	5.23%	15.31%	4.50	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.22%	0.37%	0.47%	0.48%	0.44%
Waiver/Reimbursement	0.69%	0.34%	0.12%	0.06%	0.01%
Net investment income (g)	2.12%	2.05%	1.53%	1.47%	1.44%
Portfolio turnover rate	6%	5%	4%	5%	7%
Net assets, end of period (000s)	$91	$72	$115	$110	$95

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500® Index Fund, Variable Series

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$7.86	$12.79	$12.34	$10.87	$10.43
Income from Investment Operations:
Net investment income (b)	0.15	0.19	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investments and futures contracts	1.84	(4.92)	0.45	1.48	0.32
Total from investment operations	1.99	(4.73)	0.61	1.62	0.44
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.20)	(0.16)	(0.15)	—
Net Asset Value, End of Period	$9.62	$7.86	$12.79	$12.34	$10.87
Total return (c)(d)(e)	25.96%	(37.40)%	4.87%	15.03%	4.22	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.47%	0.62%	0.72%	0.73%	0.69%
Waiver/Reimbursement	0.69%	0.34%	0.12%	0.06%	0.01%
Net investment income (g)	1.88%	1.79%	1.27%	1.22%	1.19%
Portfolio turnover rate	6%	5%	4%	5%	7%
Net assets, end of period (000s)	$23,709	$23,465	$46,888	$50,712	$52,431

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500® Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia S&P 500® Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500 Index.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent

16

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(97)	$177	$(80)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$632,986	$639,771
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

17

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$406,011	$—	$3,611,184

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,501,363
Unrealized depreciation	(2,890,179)
Net unrealized appreciation	$3,611,184

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$53,470
2013	717,217
2014	523,352
2016	283,376
2017	513,097
$2,090,512

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $64,731 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer

18

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.15% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2009, Columbia contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that the Fund's ordinary operating expenses did not exceed 0.37% annually of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivatives Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia.

19

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended December 31, 2009, the Fund entered into 5,250 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2009:

Fair Value of Derivative Instruments Statement of Assets and Liabilities
Liability	Fair Value
Futures Variation Margin	$(2,850	)*

*  Includes only current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Risk Exposure	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures Contracts
Equity Risk	$67,790	$(7,004)

Note 7. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,245,080 and $4,084,221, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 99.5% of the Fund's shares outstanding. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has

20

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / December 31, 2009

been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia S&P 500® Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500® Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

22

Federal Income Tax Information (Unaudited)

83.36% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

23

Fund Governance

Columbia S&P 500® Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

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Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia S&P 500® Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information

27

prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia S&P 500® Index Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one- and three-year periods, in the fourth quintile for the five-year period and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia S&P 500® Index Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

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fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

33

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

34

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Important Information About This Report

A description of the policies and procedures that Columbia S&P 500® Index Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30130-1209 (02/10) 10/102935

Columbia Select Large Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Columbia Select Large Cap Growth Fund, Variable Series seeks long-term capital appreciation.

Thomas Galvin has managed or co-managed the fund since September 2008. Richard A. Carter and Todd D. Herget have co-managed the fund since March 2009.

For the 12-month period that ended December 31, 2009, the fund's Class A shares outperformed both the benchmark, the Russell 1000 Growth Index,1 and the average return of the peer group, the Lipper VUF Large-Cap Growth Funds Classification2, by a comfortable margin. Positive stock selection in eight out of ten market sectors contributed to the fund's strong showing during the year. Holdings in the information technology, energy and financials sectors drove the fund's results. The fund also benefited from reduced exposure to the underperforming consumer staples sector, while exposure to certain consumer and industrial names detracted from returns.

Smart phone makers, energy and financial names helped returns

Soaring sales volumes drove returns for smart phone manufacturers Apple and Research In Motion (4.3% and 4.0% of net assets, respectively), as demand improved for mobile handsets with greater functionality. In the technology sector, web content delivery platform provider Akamai Technologies (2.9% of net assets), also aided performance. The company's prospects improved with rising bandwidth requirements for the delivery of video-related online applications.

In the energy sector, returns were helped by FMC Technologies (3.1% of net assets), which supplies oil companies with subsea production and processing systems. As oil companies increased their deep-water drilling and exploration activity, the company's stock benefited.

Among financials holdings, asset manager T. Rowe Price Group and derivatives clearing house CME Group (3.9% and 3.7% of net assets, respectively) were also stand-out performers, the former due to renewed stock market strength and the latter to the anticipated stabilization of the derivatives trading market. The fund's significant underweight position in consumer staples also helped relative returns, as the sector did not keep pace with the broader market during 2009.

Increased competition and economic concerns hit consumer and industrial names

Negative stock selection in the consumer discretionary and industrial sectors detracted from the fund's return. Video game retailer GameStop (1.0% of net assets) was hurt by investor concerns that "big box" retailers would soon enter the high margin used video game business that GameStop has dominated for years. The stock of for-profit education company Apollo Group (4.2% of net assets) underperformed during the market rally, as investors worried that the company's recent strong enrollment growth, experienced during a time of economic weakness, would not continue. Solar module manufacturer First Solar faced increased competition as the price of polysilicon, a key input cost, fell and sales margins declined. We subsequently sold the position.

Looking ahead

Leading economic indicators—including an improving job picture, signs of a pick-up in corporate spending, unspent government stimulus funds and a positive export environment—suggest a global recovery is underway. However, we believe much of that recovery is already priced into stocks at current levels. Therefore, we believe that earnings growth will once again become the greatest driver of stock price appreciation. In this environment, we believe there will be opportunities for the fund's management team to identify high-quality companies capable of delivering strong, sustainable earnings growth beyond the levels a cyclical recovery would suggest.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in growth stock incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	Life
Class A (09/02/08)	46.87	-7.60
Class B (09/02/08)	46.35	-7.84
Russell 1000 Growth Index[1]	37.21	-4.02

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	6.13	9.00
Class B	6.13	8.97

Performance of a $10,000 investment, 09/02/08 – 12/31/09

Annual operating expense ratio (%)*

Class A	4.64
Class B	4.89

Annual operating expense ratio after contractual waivers (%)*

Class A	0.85
Class B	1.10

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1Index performance for the life of the fund is from September 2, 2008.

2

Understanding Your Expenses

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,211.70	1,020.92	4.74	4.33	0.85
Class B	1,000.00	1,000.00	1,209.10	1,019.66	6.12	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—101.6%
Consumer Discretionary—18.2%
Diversified Consumer Services—4.2%
Apollo Group, Inc., Class A (a)	3,110	$188,404
Hotels, Restaurants & Leisure—2.6%
Carnival Corp. (a)	3,670	116,302
Internet & Catalog Retail—7.0%
Amazon.com, Inc. (a)	1,500	201,780
Priceline.com, Inc. (a)	508	110,998
		312,778
Specialty Retail—4.4%
GameStop Corp., Class A (a)	2,102	46,118
Staples, Inc.	6,240	153,442
		199,560
Consumer Staples—4.1%
Food & Staples Retailing—4.1%
Costco Wholesale Corp.	3,132	185,320
Energy—3.1%
Energy Equipment & Services—3.1%
FMC Technologies, Inc. (a)	2,437	140,956
Financials—7.7%
Capital Markets—3.9%
T. Rowe Price Group, Inc.	3,296	175,512
Diversified Financial Services—3.8%
CME Group, Inc.	500	167,975
Health Care—29.5%
Biotechnology—7.6%
Celgene Corp. (a)	3,126	174,055
Gilead Sciences, Inc. (a)	3,835	165,979
		340,034
Health Care Equipment & Supplies—6.2%
Alcon, Inc.	781	128,357
St. Jude Medical, Inc. (a)	4,120	151,534
		279,891
Health Care Providers & Services—3.7%
Medco Health Solutions, Inc. (a)	2,638	168,595
Life Sciences Tools & Services—7.7%
Covance, Inc. (a)	1,809	98,717
Illumina, Inc. (a)	4,199	128,699
QIAGEN N.V. (a)	5,331	118,988
		346,404
Pharmaceuticals—4.3%
Allergan, Inc.	3,053	192,370

	Shares	Value
Industrials—3.1%
Air Freight & Logistics—3.1%
Expeditors International of Washington, Inc.	4,046	$140,518
Information Technology—28.6%
Communications Equipment—7.7%
QUALCOMM, Inc.	3,599	166,490
Research In Motion Ltd. (a)	2,677	180,804
		347,294
Computers & Peripherals—7.3%
Apple, Inc. (a)	923	194,624
EMC Corp. (a)	7,500	131,025
		325,649
Internet Software & Services—7.1%
Akamai Technologies, Inc. (a)	5,100	129,183
Google, Inc., Class A (a)	306	189,714
		318,897
IT Services—4.4%
MasterCard, Inc., Class A	777	198,896
Software—2.1%
Salesforce.com, Inc. (a)	1,300	95,901
Materials—3.8%
Chemicals—3.8%
Mosaic Co.	2,825	168,737
Telecommunication Services—3.5%
Wireless Telecommunication Services—3.5%
America Movil SAB de CV, Series L, ADR	3,355	157,618
Total Common Stocks (cost of $4,014,206)		4,567,611
Total Investments—101.6% (cost of $4,014,206) (b)		4,567,611
Other Assets & Liabilities, Net—(1.6)%		(71,916)
Net Assets—100.0%		$4,495,695

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,027,842.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Fund's portfolio as of December 31, 2009.

For more information on valuation inputs, and their aggregation into the levels used above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	29.5
Information Technology	28.6
Consumer Discretionary	18.2
Financials	7.7
Consumer Staples	4.1
Materials	3.8
Telecommunication Services	3.5
Energy	3.1
Industrials	3.1
101.6
Other Assets & Liabilities, Net	(1.6)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$4,014,206
Investments, at value	$4,567,611
Receivable for:
Investments sold	60,650
Dividends	515
Foreign tax reclaims	788
Expense reimbursement due from investment advisor	17,675
Trustees' deferred compensation plan	2,908
Prepaid expenses	138
Total Assets	4,650,285
Liabilities
Payable to custodian bank	19,222
Payable for:
Investments purchased	72,124
Investment advisory fee	2,806
Administration fee	880
Pricing and bookkeeping fees	3,274
Transfer agent fee	136
Trustees' fees	148
Audit fee	33,375
Legal fee	3,732
Custody fee	107
Distribution fees — Class B	467
Chief compliance officer expenses	151
Reports to shareholders	15,228
Trustees' deferred compensation plan	2,908
Other liabilities	32
Total Liabilities	154,590
Net Assets	$4,495,695
Net Assets Consist of
Paid-in capital	$4,991,254
Accumulated net investment loss	(2,027)
Accumulated net realized loss	(1,046,937)
Net unrealized appreciation on investments	553,405
Net Assets	$4,495,695
Class A
Net assets	$2,251,585
Shares outstanding	250,081
Net asset value per share	$9.00
Class B
Net assets	$2,244,110
Shares outstanding	250,040
Net asset value per share	$8.97 (a)

(a)  Net asset value rounds to $8.97 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Select Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$26,320
Interest	7
Foreign taxes withheld	(591)
Total Investment Income	25,736
Expenses
Investment advisory fee	27,681
Administration fee	5,536
Distribution fees — Class B	4,609
Pricing and bookkeeping fees	32,341
Trustees' fees	11,990
Custody fee	1,543
Audit fee	35,997
Legal fees	10,412
Reports to shareholders	39,090
Chief compliance officer expenses	459
Other expenses	3,523
Total Expenses	173,181
Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(137,199)
Custody earnings credit	(2)
Net Expenses	35,980
Net Investment Loss	(10,244)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(500,214)
Net change in unrealized appreciation (depreciation) on investments	1,940,607
Net Gain	1,440,393
Net Increase Resulting from Operations	$1,430,149

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Select Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Operations
Net investment loss	$(10,244)	$(529)
Net realized loss on investments	(500,214)	(546,723)
Net change in unrealized appreciation (depreciation) on investments	1,940,607	(1,387,202)
Net increase (decrease) resulting from operations	1,430,149	(1,934,454)
Distributions to Shareholders
From net investment income:
Class A	(600)	—
Class B	(300)	—
Total distributions to shareholders	(900)	—
Net Capital Stock Transactions	900	5,000,000
Total increase in net assets	1,430,149	3,065,546
Net Assets
Beginning of period	3,065,546	—
End of period	$4,495,695	$3,065,546
Undistributed (overdistributed) net investment income at end of period	$(2,027)	$627

Capital Stock Activity

	Year Ended December 31, 2009		Period Ended December 31, 2008(a)
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	—	$—	250,000	$2,500,000
Distributions reinvested	81	600	—	—
Net increase	81	600	250,000	2,500,000
Class B
Subscriptions	—	—	250,000	2,500,000
Distributions reinvested	40	300	—	—
Net increase	40	300	250,000	2,500,000

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$6.13	$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)	—	(c)
Net realized and unrealized gain (loss) on investments	2.88	(3.87)
Total from investment operations	2.87	(3.87)
Less Distributions to Shareholders:
From net investment income	— (c)	—
Net Asset Value, End of Period	$9.00	$6.13
Total return (d)(e)(f)	46.87%	(38.70	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.85%	0.85	%(i)
Waiver/Reimbursement	3.71%	6.79	%(i)
Net investment income (loss) (h)	(0.15)%	0.08	%(i)
Portfolio turnover rate	46%	31	%(g)
Net assets, end of period (000s)	$2,252	$1,533

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$6.13	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.03)	—	(c)
Net realized and unrealized gain (loss) on investments	2.87	(3.87)
Total from investment operations	2.84	(3.87)
Less Distributions to Shareholders:
From net investment income	— (c)	—
Net Asset Value, End of Period	$8.97	$6.13
Total return (d)(e)(f)	46.35%	(38.70	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.10%	1.10	%(i)
Waiver/Reimbursement	3.71%	6.79	%(i)
Net investment loss (h)	(0.40)%	(0.17	)%(i)
Portfolio turnover rate	46%	31	%(g)
Net assets, end of period (000s)	$2,244	$1,532

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Select Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks

11

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$8,490	$—	$(8,490)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

December 31, 2009
Ordinary Income	$900	*

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$539,769

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$735,347
Unrealized depreciation	(195,578)
Net unrealized appreciation	$539,769

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$419,828
2017	613,474
Total	$1,033,302

12

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets. Prior to January 12, 2009, Columbia voluntarily waived 0.05% of its administration fee.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

13

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to bear a portion of the Fund's expenses through April 30, 2010, so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.85% of the Fund's average daily net assets on an annualized basis.

Columbia is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery, if any.

At December 31, 2009, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring December 31:		Total Potential	Amount Recovered During the Year Ended
2012	2011	Recovery	12/31/09
$137,199	$78,321	$215,520	$—

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009 was $117.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,832,307 and $1,702,939, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had one shareholder that held 100.0% of the Fund's shares outstanding.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

14

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / December 31, 2009

Legal Proceedings—Columbia Select Large Cap Growth Fund, Variable Series did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Select Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 2, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

16

Fund Governance

Columbia Select Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

17

Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

18

Fund Governance (continued)

Columbia Select Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

19

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including

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information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Select Large Cap Growth Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Select Large Cap Growth Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

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fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The

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implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

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22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

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7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Select Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30128-1209 (02/10) 10-102928

Columbia Select Opportunities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

Columbia Select Opportunities Fund, Variable Series seeks long-term capital appreciation.

Emil A. Gjester, Jonas Patrikson, Michael T. Welter and Mary-Ann Ward have co-managed the fund since February 2009.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares outperformed the fund's benchmarks, the S&P 500 Index and the Russell 1000 Index,1 by a substantial margin. The fund's return was also higher than the average return of funds in its peer group, the Lipper VUF Multi-Cap Core Funds Classification.2 Stock selection across a range of sectors generally accounted for the fund's strong relative performance and more than made up for the negative contribution to relative performance from sector allocation decisions.

Stock selection across a range of sectors aided performance

The fund's relative performance was led by the energy, financials, consumer staples, and industrials sectors. In the energy and financials sectors, the fund benefited from holdings such as Petroleo Brasileiro, Cimarex Energy, Goldman Sachs and Wells Fargo (0.5%, 0.8%, 0.7% and 1.9% of net assets, respectively). In the consumer staples and industrials sectors, the fund's relative performance benefited from holdings such as Wilmar International, Herbalife, and American Superconductor. All of these positions were sold during the period. Consumer discretionary stocks, such as Bally Technologies, and Jo-Ann Stores (0.6%, and 1.3% of net assets, respectively) also made a positive contribution to the fund's relative performance. In the utilities sector, AES (0.6% of net assets) rose sharply during the period.

Sector allocation affected fund performance

Relative sector weights had an impact on the relative performance of several sectors, including sectors such as the industrials, technology and materials sectors. In industrials and technology, the relative sector weights were a drag on relative performance. However, in the industrials sector, stock selection more than compensated for the shortfall attributable to sector allocation. In the technology sector, stock selection only partially offset the shortfall attributable to sector allocation. On the positive side, the relative performance of the materials sector benefited from sector allocation.

Disappointments in 2009

While the overall performance of the fund was strong during the period, it did experience disappointments. Stock selection in the health care sector detracted from relative performance. Disappointments included Senomyx and Illumina, both of which were sold during the period, and NuVasive (0.3% of net assets). Other disappointments included names such as NASDAQ OMX, Simpson Manufacturing, Vulcan Materials, National Instruments and Sprint Nextel, and all were sold during the period.

Looking ahead

We believe that the U.S. economy has stabilized and that a recovery will continue to unfold throughout the course of 2010. We are mindful, however, that headwinds in the United States, such as a deleveraging consumer, joblessness and a still-fragile property market may cause growth to be muted when compared to past recoveries. Nonetheless, we feel that opportunities remain. We are maintaining our long-held belief in the growth potential for emerging markets.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	Life
Class A (09/02/08)	36.18	-4.17
Class B (09/02/08)	35.76	-4.47
S&P 500 Index[1]	26.46	-7.40
Russell 1000 Index[1]	28.43	-7.19

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	6.90	9.35
Class B	6.90	9.34

Performance of a $10,000 investment, 09/02/08 – 12/31/09

Annual operating expense ratio (%)*

Class A	4.90
Class B	5.15

Annual operating expense ratio after contractual waivers (%)*

Class A	0.91
Class B	1.16

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1  Index performance for the life of the fund is from September 2, 2008.

2

Understanding Your Expenses

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,256.20	1,020.67	5.12	4.58	0.90
Class B	1,000.00	1,000.00	1,252.30	1,019.41	6.53	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—10.3%
Auto Components—0.4%
Nokian Renkaat Oyj	892	$21,643
Diversified Consumer Services—0.6%
H&R Block, Inc.	1,169	26,443
Hotels, Restaurants & Leisure—1.3%
Bally Technologies, Inc. (a)	698	28,820
Brinker International, Inc.	1,246	18,590
Burger King Holdings, Inc.	792	14,906
		62,316
Media—1.0%
Comcast Corp., Class A	1,075	18,124
DIRECTV, Class A (a)	856	28,548
		46,672
Multiline Retail—2.1%
Big Lots, Inc. (a)	1,371	39,731
J.C. Penney Co., Inc.	518	13,784
Target Corp.	908	43,920
		97,435
Specialty Retail—3.6%
Belle International Holdings Ltd.	17,000	19,637
Collective Brands, Inc. (a)	1,774	40,394
GameStop Corp., Class A (a)	1,470	32,252
Jo-Ann Stores, Inc. (a)	1,650	59,796
Urban Outfitters, Inc. (a)	486	17,005
		169,084
Textiles, Apparel & Luxury Goods—1.3%
Hanesbrands, Inc. (a)	1,007	24,279
NIKE, Inc., Class B	502	33,167
Ports Design Ltd.	1,000	3,097
		60,543
Consumer Staples—9.0%
Beverages—2.7%
Carlsberg A/S, Class B	486	35,865
Molson Coors Brewing Co., Class B	644	29,083
PepsiCo, Inc.	994	60,435
		125,383
Food & Staples Retailing—2.8%
BJ's Wholesale Club, Inc. (a)	953	31,173
Wal-Mart Stores, Inc.	1,282	68,523
Walgreen Co.	928	34,076
		133,772
Food Products—0.9%
Archer-Daniels-Midland Co.	887	27,772
Sanderson Farms, Inc.	349	14,714
		42,486
Personal Products—1.4%
Avon Products, Inc.	1,163	36,634
Hypermarcas SA (a)	1,300	29,839
		66,473

	Shares	Value
Tobacco—1.2%
Philip Morris International, Inc.	1,203	$57,973
Energy—13.8%
Energy Equipment & Services—4.9%
Cameron International Corp. (a)	654	27,337
CARBO Ceramics, Inc.	301	20,519
National Oilwell Varco, Inc.	630	27,777
Noble Corp.	486	19,780
Pioneer Drilling Co. (a)	1,437	11,352
Schlumberger Ltd.	386	25,125
Smith International, Inc.	503	13,667
Tenaris SA, ADR	563	24,012
Transocean Ltd. (a)	208	17,223
Weatherford International Ltd. (a)	1,407	25,199
Wellstream Holdings PLC	2,192	18,684
		230,675
Oil, Gas & Consumable Fuels—8.9%
Apache Corp.	337	34,768
Cimarex Energy Co.	752	39,834
Comstock Resources, Inc. (a)	228	9,250
Continental Resources, Inc. (a)	358	15,355
Denbury Resources, Inc. (a)	2,148	31,790
Devon Energy Corp.	419	30,797
EOG Resources, Inc.	384	37,363
Exxon Mobil Corp.	1,123	76,577
Hess Corp.	459	27,770
Occidental Petroleum Corp.	584	47,508
Peabody Energy Corp.	411	18,581
Petroleo Brasileiro SA, ADR	449	21,408
StatoilHydro ASA, ADR	1,078	26,853
		417,854
Financials—15.1%
Capital Markets—4.4%
Charles Schwab Corp.	1,827	34,384
Goldman Sachs Group, Inc.	206	34,781
Invesco Ltd.	1,141	26,802
Morgan Stanley	1,273	37,681
Raymond James Financial, Inc.	1,305	31,020
TD Ameritrade Holding Corp. (a)	1,279	24,787
Waddell & Reed Financial, Inc., Class A	613	18,721
		208,176
Commercial Banks—4.7%
Fifth Third Bancorp.	3,818	37,225
First Horizon National Corp. (a)	2,148	28,779
HDFC Bank Ltd., ADR	149	19,382
Itau Unibanco Holding SA, ADR	877	20,031
TCF Financial Corp.	1,929	26,273
Wells Fargo & Co.	3,314	89,445
		221,135
Consumer Finance—0.8%
American Express Co.	903	36,589

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

	Shares	Value
Diversified Financial Services—2.6%
Hong Kong Exchanges & Clearing Ltd.	1,100	$19,583
JPMorgan Chase & Co.	2,262	94,257
Portfolio Recovery Associates, Inc. (a)	211	9,470
		123,310
Insurance—2.3%
ACE Ltd. (a)	292	14,717
Aon Corp.	479	18,365
Axis Capital Holdings Ltd.	429	12,188
Principal Financial Group, Inc.	1,413	33,968
Prudential Financial, Inc.	606	30,155
		109,393
Real Estate Investment Trusts (REITs)—0.3%
Redwood Trust, Inc.	963	13,925
Health Care—10.7%
Biotechnology—0.5%
Gilead Sciences, Inc. (a)	596	25,795
Health Care Equipment & Supplies—2.4%
Baxter International, Inc.	724	42,484
Covidien PLC	430	20,593
Hospira, Inc. (a)	384	19,584
NuVasive, Inc. (a)	377	12,056
Smith & Nephew PLC, ADR	331	16,964
		111,681
Health Care Providers & Services—1.8%
Express Scripts, Inc. (a)	343	29,652
Mednax, Inc. (a)	282	16,951
UnitedHealth Group, Inc.	1,327	40,447
		87,050
Health Care Technology—0.3%
MedAssets, Inc. (a)	592	12,556
Life Sciences Tools & Services—0.8%
Life Technologies Corp. (a)	487	25,436
QIAGEN N.V. (a)	552	12,321
		37,757
Pharmaceuticals—4.9%
Abbott Laboratories	835	45,082
Allergan, Inc.	312	19,659
AstraZeneca PLC, ADR	414	19,433
Bayer AG	425	33,968
Merck & Co., Inc.	1,224	44,725
Sanofi-Aventis SA, ADR	1,169	45,907
Teva Pharmaceutical Industries Ltd., ADR	390	21,910
		230,684
Industrials—10.4%
Aerospace & Defense—0.9%
United Technologies Corp.	631	43,798

	Shares	Value
Air Freight & Logistics—0.6%
Atlas Air Worldwide Holdings, Inc. (a)	258	$9,610
UTI Worldwide, Inc.	1,262	18,072
		27,682
Construction & Engineering—0.9%
EMCOR Group, Inc. (a)	789	21,224
Insituform Technologies, Inc., Class A (a)	966	21,948
		43,172
Industrial Conglomerates—1.8%
General Electric Co.	2,164	32,742
Siemens AG, ADR	346	31,728
Tyco International Ltd. (a)	584	20,837
		85,307
Machinery—2.7%
Caterpillar, Inc.	575	32,769
Dover Corp.	500	20,805
Joy Global, Inc.	414	21,358
Kubota Corp.	2,000	18,392
Parker Hannifin Corp.	581	31,304
		124,628
Marine—1.7%
A.P. Moller - Maersk A/S, Class B	6	41,956
Diana Shipping, Inc. (a)	1,266	18,332
Genco Shipping & Trading Ltd.	910	20,366
		80,654
Professional Services—0.9%
Huron Consulting Group, Inc. (a)	614	14,146
Monster Worldwide, Inc. (a)	892	15,521
TrueBlue, Inc. (a)	989	14,647
		44,314
Road & Rail—0.9%
Landstar System, Inc.	430	16,671
Union Pacific Corp.	405	25,880
		42,551
Information Technology—18.9%
Communications Equipment—1.6%
Adtran, Inc.	826	18,626
QUALCOMM, Inc.	1,233	57,039
		75,665
Computers & Peripherals—5.3%
Apple, Inc. (a)	356	75,066
Hewlett-Packard Co.	1,692	87,155
International Business Machines Corp.	682	89,274
		251,495
Electronic Equipment, Instruments & Components—1.3%
Agilent Technologies, Inc. (a)	688	21,376
Brightpoint, Inc. (a)	1,454	10,687
Tyco Electronics Ltd.	1,227	30,123
		62,186

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

	Shares	Value
Internet Software & Services—2.4%
DealerTrack Holdings, Inc. (a)	736	$13,830
Google, Inc., Class A (a)	115	71,298
Yahoo!, Inc. (a)	1,702	28,559
		113,687
IT Services—1.9%
Hewitt Associates, Inc., Class A (a)	428	18,087
MasterCard, Inc., Class A	79	20,222
Redecard SA	1,500	24,717
Western Union Co.	1,257	23,695
		86,721
Semiconductors & Semiconductor Equipment—2.3%
Advanced Energy Industries, Inc. (a)	1,139	17,176
Atmel Corp. (a)	4,593	21,174
Disco Corp.	200	12,449
Intel Corp.	1,978	40,351
Micron Technology, Inc. (a)	1,536	16,220
		107,370
Software—4.1%
Electronic Arts, Inc. (a)	1,379	24,477
Microsoft Corp.	3,832	116,838
Nuance Communications, Inc. (a)	1,001	15,555
Oracle Corp.	1,494	36,663
		193,533
Materials—6.2%
Chemicals—1.1%
Albemarle Corp.	391	14,221
Monsanto Co.	239	19,538
Potash Corp. of Saskatchewan, Inc.	183	19,856
		53,615
Construction Materials—0.8%
Cemex SA de CV, ADR, COP (a)	3,033	35,850
Containers & Packaging—0.3%
Owens-Illinois, Inc. (a)	453	14,890
Metals & Mining—4.0%
AK Steel Holding Corp.	998	21,307
Allegheny Technologies, Inc.	439	19,654
ArcelorMittal, NY Registered Shares	740	33,855
Freeport-McMoRan Copper & Gold, Inc. (a)	586	47,050
Kaiser Aluminum Corp.	461	19,187
Nucor Corp.	483	22,532
Thompson Creek Metals Co., Inc. (a)	1,917	22,467
		186,052

	Shares	Value
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
American Tower Corp., Class A (a)	552	$23,852
Millicom International Cellular SA	246	18,147
Mobile TeleSystems OJSC, ADR	489	23,907
		65,906
Utilities—2.5%
Gas Utilities—0.7%
PT Perusahaan Gas Negara	82,500	34,072
Independent Power Producers & Energy Traders—0.6%
AES Corp. (a)	2,117	28,177
Multi-Utilities—1.2%
Alliant Energy Corp.	904	27,355
Public Service Enterprise Group, Inc .	854	28,396
		55,751
Total Common Stocks (cost of $3,623,085)		4,633,879
	Par
SHORT-TERM OBLIGATION—2.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 06/15/12, market value $129,675 (repurchase proceeds $123,000)	$123,000	123,000
Total Short-Term Obligation (cost of $123,000)		123,000
Total Investments—100.9% (cost of $3,746,085) (b)		4,756,879
Other Assets & Liabilities, Net—(0.9)%		(42,182)
Net Assets—100.0%		$4,714,697

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,758,073.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$439,759	$44,377	$—	$484,136
Consumer Staples	360,383	65,704	—	426,087
Energy	629,845	18,684	—	648,529
Financials	692,945	19,583	—	712,528
Health Care	471,555	33,968	—	505,523
Industrials	431,758	60,348	—	492,106
Information Technology	853,491	37,166	—	890,657
Materials	290,407	—	—	290,407
Telecommunication Services	65,906	—	—	65,906
Utilities	83,928	34,072	—	118,000
Total Common Stocks	4,319,977	313,902	—	4,633,879
Total Short-Term Obligation	—	123,000	—	123,000
Total Investments	$4,319,977	$436,902	$—	$4,756,879

The Fund's assets assigned to Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, The Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.9
Financials	15.1
Energy	13.8
Health Care	10.7
Industrials	10.4
Consumer Discretionary	10.3
Consumer Staples	9.0
Materials	6.2
Utilities	2.5
Telecommunication Services	1.4
98.3
Short-Term Obligation	2.6
Other Assets & Liabilities, Net	(0.9)
100.0

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$3,746,085
Investments, at value	$4,756,879
Cash	931
Foreign currency (cost of $220)	215
Dividends receivable	4,426
Expense reimbursement due from investment advisor	15,308
Trustees' deferred compensation plan	2,910
Prepaid expenses	147
Total Assets	4,780,816
Liabilities
Payable for:
Investment advisory fee	2,939
Administration fee	928
Pricing and bookkeeping fees	4,212
Transfer agent fee	218
Trustees' fees	114
Audit fee	33,375
Custody fee	1,897
Distribution fees — Class B	489
Chief compliance officer expenses	152
Reports to shareholders	14,300
Trustees' deferred compensation plan	2,910
Other liabilities	4,585
Total Liabilities	66,119
Net Assets	$4,714,697
Net Assets Consist of
Paid-in capital	$5,030,798
Overdistributed net investment income	(2,154)
Accumulated net realized loss	(1,324,736)
Net unrealized appreciation (depreciation) on:
Investments	1,010,794
Foreign currency translations	(5)
Net Assets	$4,714,697
Class A
Net assets	$2,361,267
Shares outstanding	252,652
Net asset value per share	$9.35
Class B
Net assets	$2,353,430
Shares outstanding	251,886
Net asset value per share	$9.34

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Select Opportunities Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$56,055
Interest	63
Foreign taxes withheld	(1,185)
Total Investment Income	54,933
Expenses
Investment advisory fee	29,135
Administration fee	5,827
Distribution fees — Class B	4,850
Transfer agent fee	82
Pricing and bookkeeping fees	47,960
Trustees' fees	11,001
Custody fee	9,905
Audit fee	36,089
Legal fees	10,406
Reports to shareholders	36,715
Chief compliance officer expenses	660
Other expenses	4,360
Total Expenses	196,990
Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(156,743)
Custody earnings credit	(2)
Net Expenses	40,245
Net Investment Income	14,688
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	(733,865)
Foreign currency transactions	(878)
Net realized loss	(734,743)
Net change in unrealized appreciation (depreciation) on:
Investments	1,965,983
Foreign currency translations	(5)
Net change in unrealized appreciation (depreciation)	1,965,978
Net Gain	1,231,235
Net Increase Resulting from Operations	$1,245,923

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Select Opportunities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Operations
Net investment income	$14,688	$18,426
Net realized loss on investments and foreign currency transactions	(734,743)	(594,463)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,965,978	(955,189)
Net increase (decrease) resulting from operations	1,245,923	(1,531,226)
Distributions to Shareholders
From net investment income:
Class A	(10,083)	(9,150)
Class B	(5,253)	(7,550)
From return of capital:
Class A	(1,557)	—
Class B	(1,553)	—
Total distributions to shareholders	(18,446)	(16,700)
Net Capital Stock Transactions	18,446	5,016,700
Total increase in net assets	1,245,923	3,468,774
Net Assets
Beginning of period	3,468,774	—
End of period	$4,714,697	$3,468,774
Overdistributed net investment income at end of period	$(2,154)	$(626)
Capital Stock Activity

	Year Ended December 31, 2009		Period Ended December 31, 2008(a)
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	—	$—	250,000	$2,500,000
Distributions reinvested	1,257	11,640	1,395	9,150
Net increase	1,257	11,640	251,395	2,509,150
Class B
Subscriptions	—	—	250,000	2,500,000
Distributions reinvested	735	6,806	1,151	7,550
Net increase	735	6,806	251,151	2,507,550

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Select Opportunities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$6.90	$10.00
Income from Investment Operations:
Net investment income (b)	0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.46	(3.10)
Total from investment operations	2.50	(3.06)
Less Distributions to Shareholders:
From net investment income	(0.04)	(0.04)
From return of capital	(0.01)	—
Total distributions to shareholders	(0.05)	(0.04)
Net Asset Value, End of Period	$9.35	$6.90
Total return (c)(d)(e)	36.18%	(30.62	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.91%	0.91	%(h)
Waiver/Reimbursement	4.03%	6.26	%(h)
Net investment income (g)	0.50%	1.60	%(h)
Portfolio turnover rate	133%	24	%(f)
Net assets, end of period (000s)	$2,361	$1,735

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Select Opportunities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$6.90	$10.00
Income from Investment Operations:
Net investment income (b)	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.45	(3.10)
Total from investment operations	2.47	(3.07)
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.03)
From return of capital	(0.01)	—
Total distributions to shareholders	(0.03)	(0.03)
Net Asset Value, End of Period	$9.34	$6.90
Total return (c)(d)(e)	35.76%	(30.68	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.16%	1.16	%(h)
Waiver/Reimbursement	4.03%	6.26	%(h)
Net investment income (g)	0.25%	1.35	%(h)
Portfolio turnover rate	133%	24	%(f)
Net assets, end of period (000s)	$2,353	$1,734

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Select Opportunities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the

13

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing

14

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

treatments for Section 988 reclass were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(880)	$879	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2009 and period ended December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$15,336	$16,700
Return of Capital	3,110	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$998,806

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,041,449
Unrealized depreciation	(42,643)
Net unrealized appreciation	$998,806

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$273,985
2017	1,038,764
Total	$1,312,749

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October currency losses of $126 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets. Prior to January 12, 2009, Columbia voluntarily waived 0.05% of its administration fee.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement,

15

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to bear a portion of the Fund's expenses through April 30, 2010, so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.91% of the Fund's average daily net assets on an annualized basis.

Columbia is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery, if any.

At December 31, 2009, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring December 31:		Total Potential	Amount Recovered During the Year Ended
2012	2011	Recovery	12/31/09
$156,743	$78,238	$234,981	$—

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended December 31, 2009 was $65.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with

16

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $5,032,779 and $5,112,440, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had one shareholder that held 100% of the Fund's shares outstanding.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—Columbia Select Opportunities Fund, Variable Series did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated

17

Notes to Financial Statements (continued)

Columbia Select Opportunities Fund, Variable Series / December 31, 2009

or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Select Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 2, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

19

Federal Income Tax Information (Unaudited)

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Select Opportunities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

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Fund Governance (continued)

Columbia Select Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Select Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including

24

information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Select Opportunities Fund, Variable Series' performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Select Opportunities Fund, Variable Series' total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

25

fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The

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implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

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22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

30

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Select Opportunities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SH2-42/30129-1209 (02/10) 10-102933

Columbia Small Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

Columbia Small Cap Value Fund, Variable Series seeks long-term capital appreciation.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

Summary

For the 12-month period that ended December 31, 2009, stocks staged a solid comeback, and the fund, its benchmark and peer group all enjoyed returns in excess of 20%. The fund's Class A shares outperformed the fund's benchmark, the Russell 2000 Value Index,1 but lagged the average return of funds in the Lipper VUF Small Value Funds Classification.2 The fund's long-standing focus on small-cap companies with strong balance sheets, steady cash flows and attractive stock valuations contributed to strong stock selection relative to the Russell index. Sector allocations were also helpful. We believe the fund underperformed its peer group because it had more exposure to microcaps and financials plus a higher-quality bias as the market rallied from depressed levels. All three of these areas underperformed during the past year.

Strong gains for small-cap stocks

After a rocky start to the year, stocks mounted a sharp rebound in March 2009, and continued to rise through the end of the year. Riskier assets, including small-cap stocks, did especially well in this recovery. Within the small-cap sector, growth stocks outperformed value stocks, as financials, which account for a substantial percentage of the Russell 2000 Value Index, lagged other sectors. Within the index, the year's biggest winners were materials, consumer discretionary and information technology stocks.

Boost from financials and materials

Investments in the financials, materials and industrials sectors helped the fund outperform the index. In financials, the fund benefited from favorable stock selection and from having less exposure to the sector than the index. The financials sector suffered as regional banks were pressured by rising credit costs and insurers were hindered by low-quality assets in their investment portfolios. Our stock selection strategy helped us to avoid many of the financial sector's worst performers and led us to names that held up relatively well. Winners included DuPont Fabros Technology (0.3% of net assets), a real estate investment and development company. The company benefited as the credit markets thawed, enabling it to continue building new Internet data centers, which are in high demand by technology companies. Gains from DuPont Fabros were partially offset by a loss from Phoenix Cos., a life insurer. We sold Phoenix Cos. at a loss.

In the materials sector, fund performance was led by Clearwater Paper, which makes store brand, private label tissue. It rallied sharply after being spun out of a real estate investment trust (REIT). Investments in metals stocks, particularly steel, further aided results. In industrials, stock selection was strong. Standouts included MPS Group, a U.S. staffing company that was acquired by a larger European company at a handsome premium. Both Clearwater and MPS were eliminated from the portfolio before period end.

Mixed results from consumer discretionary

The fund's consumer discretionary holdings gained more than 55%, yet trailed the sector's gain in the index. The fund's focus on higher-quality restaurants, including Benihana (0.2% of net assets), detracted from returns as consumers cut back on eating out. In addition, underweights in the auto and media industries — typically the kind of low-quality companies we avoid — further hampered relative performance as both rallied sharply. However, the fund got a boost from its emphasis on specialty retail. Shares of Pacific Sunwear of California (0.7% of net assets), a premier teen retailer, climbed after restructuring its operations for greater profitability.

Opportunity ahead

We expect lethargic economic growth in 2010 and have positioned the fund accordingly. Late in 2009, we took some profits in consumer discretionary, energy and REITs, and added to sectors that are less sensitive to the economy, such as health care and utilities. Looking ahead, we plan to focus on small-cap companies that we believe can gain market share, step up dividend payments or yield to stronger players through mergers and acquisitions. We believe our strategy of targeting companies with strong balance sheets, healthy cash flows and attractive stock valuations will help us find companies that meet these criteria.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company's stock may not approach the value the manager has placed on it.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (05/19/98)	25.16	2.13	8.76
Class B (06/01/00)	25.00	1.95	8.64
Russell 2000 Value Index	20.58	-0.01	8.27

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	11.35	14.01
Class B	11.31	13.98

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.89
Class B	1.14

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,241.80	1,020.67	5.09	4.58	0.90
Class B	1,000.00	1,000.00	1,241.20	1,019.66	6.21	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class B shares, Class B shares account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—99.4%
Consumer Discretionary—10.4%
Diversified Consumer Services—0.8%
Regis Corp.	126,432	$1,968,546
Sotheby's	73,020	1,641,490
		3,610,036
Hotels, Restaurants & Leisure—1.7%
Benihana, Inc., Class A (a)	228,652	866,591
Bob Evans Farms, Inc.	83,320	2,412,114
CEC Entertainment, Inc. (a)	50,880	1,624,090
Jack in the Box, Inc. (a)	69,920	1,375,326
Red Robin Gourmet Burgers, Inc. (a)	78,000	1,396,200
		7,674,321
Household Durables—1.1%
American Greetings Corp., Class A	77,130	1,680,662
Cavco Industries, Inc. (a)	48,213	1,731,811
CSS Industries, Inc.	89,588	1,741,591
		5,154,064
Leisure Equipment & Products—0.7%
Brunswick Corp.	132,518	1,684,304
Jakks Pacific, Inc. (a)	116,800	1,415,616
		3,099,920
Media—0.4%
Scholastic Corp.	66,730	1,990,556
Specialty Retail—4.8%
America's Car-Mart, Inc. (a)	74,088	1,950,737
AnnTaylor Stores Corp. (a)	180,110	2,456,700
Christopher & Banks Corp.	227,500	1,733,550
Finish Line, Inc., Class A	166,090	2,084,430
Foot Locker, Inc.	158,298	1,763,440
Men's Wearhouse, Inc.	98,051	2,064,954
OfficeMax, Inc. (a)	169,610	2,152,351
Pacific Sunwear of California, Inc. (a)	757,213	3,013,708
Rent-A-Center, Inc. (a)	151,983	2,693,139
Shoe Carnival, Inc. (a)	100,722	2,061,779
		21,974,788
Textiles, Apparel & Luxury Goods—0.9%
Movado Group, Inc.	137,340	1,334,945
Phillips-Van Heusen Corp.	36,060	1,466,921
Wolverine World Wide, Inc.	49,380	1,344,123
		4,145,989
Consumer Staples—2.7%
Food & Staples Retailing—2.0%
Casey's General Stores, Inc.	87,010	2,777,359
Ruddick Corp.	62,410	1,605,809
Spartan Stores, Inc.	79,860	1,141,200
Weis Markets, Inc.	93,461	3,398,242
		8,922,610
Food Products—0.7%
Fresh Del Monte Produce, Inc. (a)	148,000	3,270,800

	Shares	Value
Energy—5.8%
Energy Equipment & Services—3.0%
Dawson Geophysical Co. (a)	56,840	$1,313,572
Gulf Island Fabrication, Inc.	89,780	1,888,073
Lufkin Industries, Inc.	24,110	1,764,852
Matrix Service Co. (a)	134,330	1,430,615
Patterson-UTI Energy, Inc.	104,130	1,598,396
T-3 Energy Services, Inc. (a)	70,290	1,792,395
TGC Industries, Inc. (a)	150,225	587,380
Tidewater, Inc.	45,220	2,168,299
Union Drilling, Inc. (a)	240,533	1,503,331
		14,046,913
Oil, Gas & Consumable Fuels—2.8%
Berry Petroleum Co., Class A	58,070	1,692,740
Cimarex Energy Co.	32,410	1,716,758
Forest Oil Corp. (a)	57,140	1,271,365
Holly Corp.	74,090	1,898,927
Mariner Energy, Inc. (a)	138,500	1,607,985
Stone Energy Corp. (a)	126,787	2,288,505
Swift Energy Co. (a)	93,700	2,245,052
		12,721,332
Financials—29.9%
Capital Markets—2.3%
Federated Investors, Inc., Class B	50,091	1,377,502
Investment Technology Group, Inc. (a)	124,628	2,455,172
Mass Financial Corp., Class A (a)	154,340	1,435,362
optionsXpress Holdings, Inc.	89,200	1,378,140
Piper Jaffray Companies, Inc. (a)	43,484	2,200,725
Raymond James Financial, Inc.	74,327	1,766,753
		10,613,654
Commercial Banks—6.7%
BancFirst Corp.	54,684	2,025,495
BancTrust Financial Group, Inc.	162,948	467,661
Bryn Mawr Bank Corp.	101,729	1,535,091
Chemical Financial Corp.	141,881	3,345,554
Columbia Banking System, Inc.	123,749	2,002,259
Community Trust Bancorp, Inc.	75,919	1,856,219
First Citizens BancShares, Inc., Class A	21,373	3,505,386
First Commonwealth Financial Corp.	457,132	2,125,664
First Financial Corp.	87,593	2,673,338
First National Bank of Alaska	730	1,259,250
Investors Bancorp, Inc. (a)	184,948	2,023,331
Merchants Bancshares, Inc.	90,641	2,052,112
Northfield Bancorp, Inc.	133,807	1,809,071
Northrim BanCorp, Inc.	109,310	1,845,153
West Coast Bancorp	137,400	288,540
Whitney Holding Corp.	193,423	1,762,083
		30,576,207
Consumer Finance—0.8%
Cash America International, Inc.	108,330	3,787,217

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
Diversified Financial Services—0.6%
Medallion Financial Corp.	178,962	$1,462,120
Pico Holdings, Inc. (a)	39,510	1,293,162
		2,755,282
Insurance—7.3%
American Safety Insurance Holdings Ltd. (a)	11,615	167,837
Baldwin & Lyons, Inc., Class B	88,912	2,188,124
CNA Surety Corp. (a)	157,931	2,351,593
EMC Insurance Group, Inc.	98,085	2,109,808
FBL Financial Group, Inc. Class A	126,155	2,336,391
First Mercury Financial Corp.	167,446	2,295,685
Harleysville Group, Inc.	53,651	1,705,565
Horace Mann Educators Corp.	201,986	2,524,825
National Western Life Insurance Co., Class A	10,146	1,761,549
Navigators Group, Inc. (a)	45,850	2,159,993
RLI Corp.	39,557	2,106,410
Safety Insurance Group, Inc.	85,350	3,092,230
Stewart Information Services Corp.	131,120	1,479,034
United America Indemnity Ltd., Class A (a)	557,803	4,417,800
United Fire & Casualty Co.	148,354	2,704,493
		33,401,337
Real Estate Investment Trusts (REITs)—6.7%
DCT Industrial Trust, Inc.	441,768	2,217,675
DiamondRock Hospitality Co.	343,540	2,909,784
DuPont Fabros Technology, Inc.	80,222	1,443,194
Franklin Street Properties Corp.	193,742	2,830,571
Getty Realty Corp.	66,383	1,561,992
National Health Investors, Inc.	84,235	3,115,853
National Retail Properties, Inc.	138,450	2,937,909
Potlatch Corp.	110,045	3,508,235
Starwood Property Trust, Inc.	107,000	2,021,230
Sun Communities, Inc.	66,627	1,315,883
Sunstone Hotel Investors, Inc. (a)	279,665	2,483,425
Universal Health Realty Income Trust	72,107	2,309,587
Urstadt Biddle Properties, Inc., Class A	137,408	2,098,220
		30,753,558
Real Estate Management & Development—0.4%
Avatar Holdings, Inc. (a)	97,690	1,661,707
Maui Land & Pineapple Co., Inc. (a)	71,975	399,461
		2,061,168
Thrifts & Mortgage Finance—5.1%
Bank Mutual Corp.	363,257	2,513,738
BankFinancial Corp.	219,914	2,177,149
Beneficial Mutual Bancorp, Inc. (a)	257,403	2,532,845
Brookline Bancorp, Inc.	259,090	2,567,582
Clifton Savings Bancorp, Inc.	163,024	1,527,535
ESSA Bancorp, Inc.	111,086	1,299,706
Home Federal Bancorp, Inc.	213,884	2,846,796
TrustCo Bank Corp. NY	227,736	1,434,737
United Financial Bancorp, Inc.	128,851	1,689,237

	Shares	Value
Washington Federal, Inc.	134,470	$2,600,650
Westfield Financial, Inc.	275,446	2,272,429
		23,462,404
Health Care—4.8%
Health Care Equipment & Supplies—1.0%
Analogic Corp.	27,220	1,048,242
Cantel Medical Corp. (a)	69,971	1,412,015
Symmetry Medical, Inc. (a)	146,870	1,183,772
Young Innovations, Inc.	41,013	1,016,302
		4,660,331
Health Care Providers & Services—3.8%
AmSurg Corp. (a)	70,051	1,542,523
Healthspring, Inc. (a)	167,502	2,949,710
Kindred Healthcare, Inc. (a)	125,760	2,321,530
Magellan Health Services, Inc. (a)	48,940	1,993,326
Medcath Corp. (a)	159,070	1,258,244
NovaMed, Inc. (a)	298,936	1,159,872
Owens & Minor, Inc.	35,210	1,511,565
Res-Care, Inc. (a)	170,452	1,909,062
Triple-S Management Corp., Class B (a)	90,380	1,590,688
U.S. Physical Therapy, Inc. (a)	71,115	1,203,977
		17,440,497
Industrials—17.8%
Aerospace & Defense—1.6%
AAR Corp. (a)	78,060	1,793,819
Ceradyne, Inc. (a)	96,323	1,850,365
Esterline Technologies Corp. (a)	49,260	2,008,330
Ladish Co., Inc. (a)	122,330	1,844,736
		7,497,250
Air Freight & Logistics—0.2%
Pacer International, Inc. (a)	294,628	931,024
Airlines—0.6%
Skywest, Inc.	146,980	2,486,902
Building Products—1.2%
Ameron International Corp.	28,618	1,816,098
Builders FirstSource, Inc. (a)	90,859	349,807
Lennox International, Inc.	35,460	1,384,359
NCI Building Systems, Inc. (a)	150,670	272,713
Universal Forest Products, Inc.	50,920	1,874,365
		5,697,342
Commercial Services & Supplies—2.2%
ABM Industries, Inc.	71,730	1,481,942
ATC Technology Corp. (a)	83,240	1,985,274
Consolidated Graphics, Inc. (a)	62,950	2,204,509
Ennis, Inc.	103,818	1,743,104
United Stationers, Inc. (a)	45,360	2,578,716
		9,993,545
Construction & Engineering—3.1%
Comfort Systems USA, Inc.	131,093	1,617,688
Dycom Industries, Inc. (a)	174,720	1,403,002

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
EMCOR Group, Inc. (a)	116,660	$3,138,154
KBR, Inc.	105,550	2,005,450
KHD Humboldt Wedag International Ltd. (a)	104,692	1,424,858
Layne Christensen Co. (a)	57,810	1,659,725
Pike Electric Corp. (a)	128,254	1,190,197
Sterling Construction Co., Inc. (a)	85,789	1,645,433
		14,084,507
Electrical Equipment—1.9%
A.O. Smith Corp.	49,760	2,159,086
Acuity Brands, Inc.	45,430	1,619,125
Belden, Inc.	82,890	1,816,949
GrafTech International Ltd. (a)	213,069	3,313,223
		8,908,383
Machinery—3.3%
Astec Industries, Inc. (a)	58,721	1,581,944
CIRCOR International, Inc.	59,020	1,486,124
EnPro Industries, Inc. (a)	88,662	2,341,563
FreightCar America, Inc.	66,978	1,328,174
Harsco Corp.	56,494	1,820,802
Kadant, Inc. (a)	104,320	1,664,947
LB Foster Co., Class A (a)	47,574	1,418,181
Mueller Industries, Inc.	75,860	1,884,362
Robbins & Myers, Inc.	68,170	1,603,358
		15,129,455
Professional Services—1.5%
CDI Corp.	108,429	1,404,155
Kforce, Inc. (a)	101,464	1,268,300
Korn/Ferry International (a)	111,110	1,833,315
LECG Corp. (a)	323,431	967,059
Navigant Consulting, Inc. (a)	82,960	1,232,786
		6,705,615
Road & Rail—1.8%
Arkansas Best Corp.	46,900	1,380,267
Heartland Express, Inc.	96,180	1,468,669
Ryder System, Inc.	39,040	1,607,277
Werner Enterprises, Inc.	196,960	3,897,838
		8,354,051
Trading Companies & Distributors—0.4%
Kaman Corp.	84,769	1,957,316
Information Technology—13.9%
Communications Equipment—2.5%
ADC Telecommunications, Inc. (a)	189,010	1,173,752
Anaren, Inc. (a)	104,431	1,571,686
Bel Fuse, Inc., Class B	42,729	918,246
Black Box Corp.	69,612	1,972,804
Plantronics, Inc.	70,020	1,819,120
Symmetricom, Inc. (a)	244,190	1,269,788
Tekelec (a)	77,350	1,181,908
Tellabs, Inc. (a)	293,720	1,668,330
		11,575,634

	Shares	Value
Computers & Peripherals—0.4%
Adaptec, Inc. (a)	356,700	$1,194,945
Electronics for Imaging, Inc. (a)	43,531	566,338
		1,761,283
Electronic Equipment, Instruments & Components—4.1%
Anixter International, Inc. (a)	58,090	2,736,039
Benchmark Electronics, Inc. (a)	173,255	3,276,252
Brightpoint, Inc. (a)	293,514	2,157,328
CPI International, Inc. (a)	119,841	1,586,695
CTS Corp.	151,745	1,459,787
Electro Scientific Industries, Inc. (a)	116,990	1,265,832
Littelfuse, Inc. (a)	52,103	1,675,111
Methode Electronics, Inc.	167,412	1,453,136
MTS Systems Corp.	66,677	1,916,297
NAM TAI Electronics, Inc. (a)	296,253	1,549,403
		19,075,880
Internet Software & Services—0.5%
InfoSpace, Inc. (a)	136,480	1,169,634
United Online, Inc.	148,290	1,066,205
		2,235,839
IT Services—1.6%
Acxiom Corp. (a)	136,950	1,837,869
CACI International, Inc., Class A (a)	43,103	2,105,582
CSG Systems International, Inc. (a)	93,255	1,780,238
MAXIMUS, Inc.	30,830	1,541,500
		7,265,189
Semiconductors & Semiconductor Equipment—3.1%
Amkor Technology, Inc. (a)	211,140	1,511,762
ATMI, Inc. (a)	90,180	1,679,152
Cirrus Logic, Inc. (a)	238,710	1,628,002
Fairchild Semiconductor International, Inc. (a)	169,527	1,693,575
Kulicke & Soffa Industries, Inc. (a)	219,906	1,185,293
MKS Instruments, Inc. (a)	79,252	1,379,777
OmniVision Technologies, Inc. (a)	145,435	2,113,171
Verigy Ltd. (a)	147,448	1,897,656
Zoran Corp. (a)	122,617	1,354,918
		14,443,306
Software—1.7%
Jack Henry & Associates, Inc.	46,190	1,067,913
Mentor Graphics Corp. (a)	223,440	1,972,975
Monotype Imaging Holdings, Inc. (a)	133,850	1,208,665
Parametric Technology Corp. (a)	86,650	1,415,861
Progress Software Corp. (a)	67,100	1,959,991
		7,625,405
Materials—6.1%
Chemicals—1.8%
Cytec Industries, Inc.	54,323	1,978,444
H.B. Fuller Co.	164,720	3,747,380
OM Group, Inc. (a)	85,870	2,695,459
		8,421,283

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

	Shares	Value
Construction Materials—0.3%
Eagle Materials, Inc.	48,141	$1,254,073
Containers & Packaging—1.7%
Greif, Inc., Class A	33,229	1,793,701
Greif, Inc., Class B	83,512	4,188,127
Packaging Corp. of America	84,678	1,948,441
		7,930,269
Metals & Mining—2.3%
Carpenter Technology Corp.	64,940	1,750,133
Harry Winston Diamond Corp.	179,883	1,710,687
Haynes International, Inc.	62,997	2,077,011
Olympic Steel, Inc.	75,125	2,447,573
RTI International Metals, Inc. (a)	103,070	2,594,272
		10,579,676
Telecommunication Services—1.3%
Diversified Telecommunication Services—0.3%
Warwick Valley Telephone Co.	114,814	1,498,322
Wireless Telecommunication Services—1.0%
NTELOS Holdings Corp.	132,350	2,358,477
Syniverse Holdings, Inc. (a)	120,085	2,099,086
		4,457,563
Utilities—6.7%
Electric Utilities—3.0%
ALLETE, Inc.	82,570	2,698,388
El Paso Electric Co. (a)	131,601	2,668,868
Great Plains Energy, Inc.	87,130	1,689,451
Hawaiian Electric Industries, Inc.	61,650	1,288,485
Maine & Maritimes Corp.	24,245	843,726
MGE Energy, Inc.	71,043	2,539,077
UIL Holdings Corp.	74,494	2,091,791
		13,819,786
Gas Utilities—1.3%
Laclede Group, Inc.	78,410	2,647,906
Nicor, Inc.	81,220	3,419,362
		6,067,268
Independent Power Producers & Energy Traders—0.7%
Black Hills Corp.	118,970	3,168,171
Multi-Utilities—1.7%
Avista Corp.	155,260	3,352,064
CH Energy Group, Inc.	42,575	1,810,289
NorthWestern Corp.	107,520	2,797,670
		7,960,023
Total Common Stocks (cost of $463,628,801)		457,007,344

	Shares	Value
RIGHTS—0.0%
Industrials—0.0%
Building Products—0.0%
Builders FirstSource, Inc. Expires 01/ 14 /10	144,775	$35,427
Total Rights (cost of $—)		35,427
	Par
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 12/31/16, market value $4,113,913 (repurchase proceeds $4,031,000)	$4,031,000	4,031,000
Total Short-Term Obligation (cost of $4,031,000)		4,031,000
Total Investments—100.3% (cost of $467,659,801) (b)		461,073,771
Other Assets & Liabilities, Net—(0.3)%		(1,189,573)
Net Assets—100.0%		$459,884,198

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $468,118,025.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$457,007,344	$—	$—	$457,007,344
Total Rights	35,427	—	—	35,427
Total Short-Term Obligation	—	4,031,000	—	4,031,000
Total Investments	$457,042,771	$4,031,000	$—	$461,073,771

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.9
Industrials	17.8
Information Technology	13.9
Consumer Discretionary	10.4
Utilities	6.7
Materials	6.1
Energy	5.8
Health Care	4.8
Consumer Staples	2.7
Telecommunication Services	1.3
99.4
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(0.3)
100.0

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$467,659,801
Investments, at value	$461,073,771
Cash	118
Receivable for:
Investments sold	2,079,558
Fund shares sold	624,956
Dividends	681,709
Expense reimbursement due from investment advisor	50,864
Trustees' deferred compensation plan	32,863
Prepaid expenses	13,797
Total Assets	464,557,636
Liabilities
Payable for:
Investments purchased	3,948,286
Fund shares repurchased	209,779
Investment advisory fee	304,283
Transfer agent fee	71
Pricing and bookkeeping fees	9,118
Trustees' fees	129
Custody fee	10,510
Distribution fees — Class B	90,130
Chief compliance officer expenses	194
Trustees' deferred compensation plan	32,863
Other liabilities	68,075
Total Liabilities	4,673,438
Net Assets	$459,884,198
Net Assets Consist of
Paid-in capital	$491,869,280
Undistributed net investment income	2,885,372
Accumulated net realized loss	(28,284,424)
Net unrealized depreciation on investments	(6,586,030)
Net Assets	$459,884,198
Class A
Net assets	$23,538,205
Shares outstanding	1,679,554
Net asset value per share	$14.01
Class B
Net assets	$436,345,993
Shares outstanding	31,222,246
Net asset value per share	$13.98

See Accompanying Notes to Financial Statements.

9

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$7,076,656
Interest	1,360
Foreign taxes withheld	(942)
Total Investment Income	7,077,074
Expenses
Investment advisory fee	2,971,191
Distribution fees — Class B	879,546
Transfer agent fee	645
Pricing and bookkeeping fees	99,953
Trustees' fees	31,771
Custody fee	98,469
Chief compliance officer expenses	711
Other expenses	197,185
Total Expenses	4,279,471
Fees waived by distributor — Class B	(230,925)
Custody earnings credit	(2)
Net Expenses	4,048,544
Net Investment Income	3,028,530
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(19,915,372)
Foreign currency transactions	1,204
Net realized loss	(19,914,168)
Net change in unrealized appreciation (depreciation) on investments	111,319,807
Net Gain	91,405,639
Net Increase Resulting from Operations	$94,434,169

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment income	$3,028,530	$3,544,295
Net realized loss on investments and foreign currency transactions	(19,914,168)	(7,504,997)
Net change in unrealized appreciation (depreciation) on investments	111,319,807	(125,580,154)
Net increase (decrease) resulting from operations	94,434,169	(129,540,856)
Distributions to Shareholders
From net investment income:
Class A	(240,039)	(178,440)
Class B	(3,381,359)	(1,871,619)
From net realized gains:
Class A	(38,297)	(3,051,415)
Class B	(699,376)	(50,276,086)
Total distributions to shareholders	(4,359,071)	(55,377,560)
Net Capital Stock Transactions	36,392,747	40,168,870
Total increase (decrease) in net assets	126,467,845	(144,749,546)
Net Assets
Beginning of period	333,416,353	478,165,899
End of period	$459,884,198	$333,416,353
Undistributed net investment income at end of period	$2,885,372	$3,481,965
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	200,460	$2,277,667	1,187,524	$19,972,992
Distributions reinvested	23,891	278,336	224,764	3,229,855
Redemptions	(250,269)	(2,897,151)	(292,979)	(4,369,746)
Net increase (decrease)	(25,918)	(341,148)	1,119,309	18,833,101
Class B
Subscriptions	6,745,976	75,113,962	3,651,497	52,331,932
Distributions reinvested	350,880	4,080,735	3,639,058	52,147,705
Redemptions	(3,648,320)	(42,460,802)	(5,482,431)	(83,143,868)
Net increase	3,448,536	36,733,895	1,808,124	21,335,769

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007		2006(a)		2005
Net Asset Value, Beginning of Period	$11.35	$18.08		$20.67		$17.86		$16.94
Income from Investment Operations:
Net investment income (b)	0.12	0.17		0.13		0.11		0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	(4.79)		(0.38)		3.33		0.83
Total from investment operations	2.82	(4.62)		(0.25)		3.44		0.95
Less Distributions to Shareholders:
From net investment income	(0.14)	(0.12)		(0.10)		(0.10)		—
From net realized gains	(0.02)	(1.99)		(2.24)		(0.53)		(0.03)
Total distributions to shareholders	(0.16)	(2.11)		(2.34)		(0.63)		(0.03)
Net Asset Value, End of Period	$14.01	$11.35		$18.08		$20.67		$17.86
Total return (c)(d)	25.16%	(28.02)%		(2.36)%		19.57%		5.64	%(e)(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.92%	0.89%		0.89%		0.91%		0.90%
Interest expense	—	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	0.92%	0.89%		0.89%		0.91%		0.90%
Waiver/Reimbursement	—	—		—		—		—	%(h)
Net investment income (g)	0.99%	1.16%		0.63%		0.57%		0.67%
Portfolio turnover rate	43%	48%		51%		35%		38%
Net assets, end of period (000s)	$23,538	$19,357		$10,598		$13,668		$13,711

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008		2007		2006(a)		2005
Net Asset Value, Beginning of Period	$11.31	$18.01		$20.61		$17.81		$16.92
Income from Investment Operations:
Net investment income (b)	0.10	0.13		0.09		0.07		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	(4.77)		(0.39)		3.33		0.84
Total from investment operations	2.80	(4.64)		(0.30)		3.40		0.92
Less Distributions to Shareholders:
From net investment income	(0.11)	(0.07)		(0.06)		(0.07)		—
From net realized gains	(0.02)	(1.99)		(2.24)		(0.53)		(0.03)
Total distributions to shareholders	(0.13)	(2.06)		(2.30)		(0.60)		(0.03)
Net Asset Value, End of Period	$13.98	$11.31		$18.01		$20.61		$17.81
Total return (c)(d)(e)	25.00%	(28.15)%		(2.58)%		19.36%		5.47	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.10%	1.10%		1.10%		1.10%		1.10%
Interest expense	—	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	1.10%	1.10%		1.10%		1.10%		1.10%
Waiver/Reimbursement	0.07%	0.04%		0.04%		0.06%		0.05%
Net investment income (g)	0.81%	0.83%		0.44%		0.38%		0.47%
Portfolio turnover rate	43%	48%		51%		35%		38%
Net assets, end of period (000s)	$436,346	$314,060		$467,568		$426,877		$399,540

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclasses and passive foreign investment company ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(3,725)	$(6,805)	$10,530

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$3,637,334	$5,607,905
Long-Term Capital Gains	721,737	49,769,655

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$2,966,364	$—	$(7,044,254)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$61,693,886
Unrealized depreciation	(68,738,140)
Net unrealized depreciation	$(7,044,254)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$24,373,187

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $3,495,501 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

16

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets on an annualized basis. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 1.10% of the average daily net assets attributable to Class B shares. Columbia or the Distributor, in their discretion, may revise or discontinue these arrangements at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one broker that is an affiliate of BOA. The total brokerage commissions paid to the affiliated broker for the year ended December 31, 2009 was $1,865.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits.

17

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $190,221,801 and $158,847,384, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had three shareholders that collectively held 89.6% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state

18

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2009

common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

20

Federal Income Tax Information (Unaudited)

Columbia Small Cap Value Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

21

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

22

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

23

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

24

Board Consideration and Approval of Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

25

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Small Cap Value Fund, Variable Series' performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and ten-year periods, and in the second quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Cap Value Fund, Variable Series' total expenses and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

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After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The

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implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

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22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

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7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Small Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

SHC-42/30216-1209 (02/10) 10-102448

Columbia Small Company Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

Columbia Small Company Growth Fund, Variable Series seeks long-term capital appreciation.

Christian Pineno has been the lead portfolio manager for the fund since June 2005. Daniele M. Donahoe and Jon Michael Morgan have been co-managers of the fund since December 2005.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares underperformed the fund's benchmark, the Russell 2000 Growth Index.1 The fund's return was also lower than the average return of the funds in its peer group, the Lipper VUF Small-Cap Growth Funds Classification.2 While the fund participated in the market rally that drove stock prices during the period, an emphasis on higher-quality names hurt relative performance as lower-quality issues prevailed. Stock selection in the health care and consumer discretionary sectors also detracted, but positive stock selection in the information technology, materials, and financial sectors helped the fund achieve a solid double-digit return.

Information technology, materials and financials holdings aided returns

In the information technology sector, the fund benefited from its positions in Switch & Data Facilities (0.9% of net assets) and 3Com when both companies agreed to be acquired by larger rivals. We subsequently sold 3Com, locking in the market's positive reaction to the news. Among materials names, specialty chemical maker Solutia (0.6% of net assets) posted strong earnings results, driven by improving sales volumes and aggressive cost cutting measures. Fund holding NewMarket also added to relative returns as demand for its petroleum and lubricant additives improved along with the economy. We subsequently sold the position. Positive performers in the financials area included asset manager Waddell & Reed Financial and brokerage house Stifel Financial (1.0% of net assets), which reported record earnings and revenues due to the stock market rally. We sold our position in Waddell & Reed after the stock appreciated.

Health care and consumer discretionary disappointments

Health care and consumer discretionary holdings detracted from the fund's relative performance during the period. Behavioral hospital operator Psychiatric Solutions (0.9% of net assets) reported disappointing earnings results. A slowdown in orthopedic procedures hurt Wright Medical, and we subsequently sold the name given the deteriorating sales trends. Among consumer discretionary holdings, tax preparer Jackson-Hewitt's business was hampered by weak economic conditions, which drove many individuals to file their own tax returns early in the year. We subsequently sold the position. Apparel brand owner and licensor Iconix Brand Group (1.1% of net assets) overestimated the ability of one of its brands, Ocean Pacific, to generate year-round profits. The company also issued more stock mid-year, diluting the value of existing positions.

Positioned for the return of a rational market

Similar to 2003, the stock market rally of 2009 was driven largely by appreciation of lower-quality and lower-priced stocks, which stood to benefit most from an improved liquidity picture in the short term. While our bias toward higher-quality companies restrained performance in this environment, we believe the market may behave more rationally going forward. In such an environment, we anticipate investors may be more likely to reward quality growth companies with strong balance sheets and higher potential returns on capital. We have positioned the portfolio to benefit by investing in stocks that we believe can capitalize on a cyclical economic recovery and that are available at valuations that represent the best risk-reward scenarios for fund shareholders.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies. Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (01/01/89)	25.66	-0.53	0.09
Class B (06/01/00)	25.27	-0.67	-0.04
Russell 2000 Growth Index	34.47	0.87	-1.37

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	7.60	9.55
Class B	7.52	9.42

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.16

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

2

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,176.10	1,021.17	4.39	4.08	0.80
Class B	1,000.00	1,000.00	1,174.60	1,019.91	5.76	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in each share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—98.1%
Consumer Discretionary—15.6%
Diversified Consumer Services—0.6%
Brink's Home Security Holdings, Inc. (a)	8,430	$275,155
Hotels, Restaurants & Leisure—3.5%
Ameristar Casinos, Inc.	19,060	290,284
Bally Technologies, Inc. (a)	9,590	395,971
DineEquity, Inc. (a)	16,100	391,069
Scientific Games Corp., Class A (a)	22,090	321,409
Vail Resorts, Inc. (a)	6,660	251,748
		1,650,481
Household Durables—1.5%
Tempur-Pedic International, Inc. (a)	17,000	401,710
Tupperware Brands Corp.	6,560	305,499
		707,209
Internet & Catalog Retail—0.3%
HSN, Inc. (a)	8,440	170,404
Media—2.6%
Imax Corp. (a)	10,810	143,773
Knology, Inc. (a)	70,987	777,308
LodgeNet Interactive Corp. (a)	53,080	293,532
		1,214,613
Specialty Retail—3.8%
Group 1 Automotive, Inc.	8,906	252,485
hhgregg, Inc. (a)	12,530	276,036
J Crew Group, Inc. (a)	7,780	348,077
OfficeMax, Inc. (a)	17,550	222,709
Pier 1 Imports, Inc. (a)	63,030	320,823
Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,780	250,245
Vitamin Shoppe, Inc. (a)	5,241	116,560
		1,786,935
Textiles, Apparel & Luxury Goods—3.3%
Fossil, Inc. (a)	12,609	423,158
Iconix Brand Group, Inc. (a)	42,130	532,945
True Religion Apparel, Inc. (a)	12,220	225,948
Warnaco Group, Inc. (a)	8,670	365,787
		1,547,838
Consumer Staples—3.6%
Food & Staples Retailing—0.4%
Casey's General Stores, Inc.	6,480	206,842
Food Products—1.9%
American Italian Pasta Co., Class A (a)	13,750	478,363
Darling International, Inc. (a)	46,982	393,709
		872,072
Household Products—0.8%
Central Garden & Pet Co., Class A (a)	37,340	371,159

	Shares	Value
Personal Products—0.5%
Nu Skin Enterprises, Inc., Class A	8,910	$239,412
Energy—4.2%
Energy Equipment & Services—0.4%
Pioneer Drilling Co. (a)	26,131	206,435
Oil, Gas & Consumable Fuels—3.8%
Arena Resources, Inc. (a)	7,770	335,042
Atlas Energy, Inc.	10,090	304,415
Comstock Resources, Inc. (a)	9,070	367,970
Contango Oil & Gas Co. (a)	5,200	244,452
GMX Resources, Inc. (a)	13,159	180,805
Resolute Energy Corp. (a)	14,550	167,616
Stone Energy Corp. (a)	11,000	198,550
		1,798,850
Financials—5.7%
Capital Markets—2.8%
Evercore Partners, Inc., Class A	7,719	234,658
FBR Capital Markets Corp. (a)	21,146	130,682
Greenhill & Co., Inc.	1,910	153,258
Stifel Financial Corp. (a)	8,091	479,311
Waddell & Reed Financial, Inc., Class A	10,938	334,046
		1,331,955
Commercial Banks—0.7%
Pinnacle Financial Partners, Inc. (a)	21,640	307,721
Diversified Financial Services—1.1%
Portfolio Recovery Associates, Inc. (a)	12,028	539,817
Insurance—0.3%
Platinum Underwriters Holdings Ltd.	3,620	138,610
Real Estate Investment Trusts (REITs)—0.8%
DuPont Fabros Technology, Inc.	6,480	116,575
Home Properties, Inc.	5,139	245,182
		361,757
Health Care—23.6%
Biotechnology—9.6%
Alexion Pharmaceuticals, Inc. (a)	8,892	434,107
Alkermes, Inc. (a)	32,980	310,342
BioMarin Pharmaceuticals, Inc. (a)	18,697	351,691
Human Genome Sciences, Inc. (a)	21,200	648,720
Immunogen, Inc. (a)	22,727	178,634
Incyte Corp. Ltd. (a)	14,080	128,269
Isis Pharmaceuticals, Inc. (a)	21,160	234,876
Martek Biosciences Corp. (a)	11,060	209,476
Onyx Pharmaceuticals, Inc. (a)	14,389	422,173
Regeneron Pharmaceuticals, Inc. (a)	18,121	438,166
Rigel Pharmaceuticals, Inc. (a)	22,506	214,032
Savient Pharmaceuticals, Inc. (a)	15,781	214,779
Seattle Genetics, Inc. (a)	31,562	320,670

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

	Shares	Value
Theravance, Inc. (a)	6,880	$89,922
United Therapeutics Corp. (a)	5,952	313,373
		4,509,230
Health Care Equipment & Supplies—5.8%
American Medical Systems Holdings, Inc. (a)	30,160	581,787
Cyberonics, Inc. (a)	5,530	113,033
Masimo Corp. (a)	11,033	335,624
Meridian Bioscience, Inc.	8,526	183,735
NuVasive, Inc. (a)	9,924	317,370
Quidel Corp. (a)	9,240	127,327
Sirona Dental Systems, Inc. (a)	11,650	369,771
STERIS Corp.	16,930	473,532
Thoratec Corp. (a)	8,300	223,436
		2,725,615
Health Care Providers & Services—3.5%
AMERIGROUP Corp. (a)	9,450	254,772
Catalyst Health Solutions, Inc. (a)	2,748	100,220
HMS Holdings Corp. (a)	2,950	143,635
inVentiv Health, Inc. (a)	14,841	239,979
Owens & Minor, Inc.	11,240	482,533
Psychiatric Solutions, Inc. (a)	19,776	418,065
		1,639,204
Health Care Technology—0.9%
Computer Programs & Systems, Inc.	4,080	187,884
Quality Systems, Inc.	4,170	261,834
		449,718
Life Sciences Tools & Services—2.4%
Albany Molecular Research, Inc. (a)	21,670	196,764
Bio-Rad Laboratories, Inc., Class A (a)	2,288	220,700
Dionex Corp. (a)	7,340	542,206
ICON PLC, ADR (a)	9,310	202,306
		1,161,976
Pharmaceuticals—1.4%
Eurand NV (a)	19,434	250,698
Impax Laboratories, Inc. (a)	12,020	163,472
Vivus, Inc. (a)	27,530	253,001
		667,171
Industrials—14.5%
Aerospace & Defense—2.1%
HEICO Corp.	4,616	204,627
Hexcel Corp. (a)	30,540	396,409
Teledyne Technologies, Inc. (a)	10,032	384,828
		985,864
Air Freight & Logistics—0.9%
HUB Group, Inc., Class A (a)	16,603	445,458
Commercial Services & Supplies—0.8%
Geo Group, Inc. (a)	16,829	368,219
Construction & Engineering—1.0%
Great Lakes Dredge & Dock Corp.	70,478	456,697

	Shares	Value
Electrical Equipment—3.4%
American Superconductor Corp. (a)	3,680	$150,512
AZZ, Inc. (a)	6,020	196,854
General Cable Corp. (a)	7,820	230,064
II-VI, Inc. (a)	16,952	539,074
Thomas & Betts Corp. (a)	13,280	475,291
		1,591,795
Machinery—2.8%
Chart Industries, Inc. (a)	9,200	152,260
Columbus McKinnon Corp. (a)	16,590	226,619
Dynamic Materials Corp.	10,680	214,134
Trinity Industries, Inc.	17,900	312,176
Wabtec Corp.	10,432	426,043
		1,331,232
Marine—1.0%
Genco Shipping & Trading Ltd. (a)	9,830	219,995
Kirby Corp. (a)	7,480	260,529
		480,524
Professional Services—1.1%
Korn/Ferry International (a)	31,066	512,589
Road & Rail—0.7%
Dollar Thrifty Automotive Group, Inc. (a)	3,560	91,172
Old Dominion Freight Line, Inc. (a)	7,180	220,426
		311,598
Trading Companies & Distributors—0.7%
Beacon Roofing Supply, Inc. (a)	21,030	336,480
Information Technology—27.0%
Communications Equipment—3.7%
Arris Group, Inc. (a)	25,985	297,009
Brocade Communications Systems, Inc. (a)	29,240	223,101
Comtech Telecommunications Corp. (a)	7,550	264,628
Digi International, Inc. (a)	19,517	177,995
Polycom, Inc. (a)	31,189	778,789
		1,741,522
Computers & Peripherals—0.7%
Synaptics, Inc. (a)	10,900	334,085
Electronic Equipment, Instruments & Components—2.9%
Anixter International, Inc. (a)	6,070	285,897
Brightpoint, Inc. (a)	73,071	537,072
Plexus Corp. (a)	9,730	277,305
TTM Technologies, Inc. (a)	23,683	273,065
		1,373,339
Internet Software & Services—3.3%
comScore, Inc. (a)	12,771	224,131
MercadoLibre, Inc. (a)	3,620	187,769
Perficient, Inc. (a)	33,160	279,539
Rackspace Hosting, Inc. (a)	6,970	145,325
Switch & Data Facilities Co., Inc. (a)	21,140	427,239
ValueClick, Inc. (a)	26,780	271,014
		1,535,017

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

	Shares	Value
IT Services—4.3%
CACI International, Inc., Class A (a)	8,340	$407,409
Cybersource Corp. (a)	13,350	268,468
Syntel, Inc.	8,260	314,128
TeleTech Holdings, Inc. (a)	33,917	679,357
Wright Express Corp. (a)	11,010	350,779
		2,020,141
Semiconductors & Semiconductor Equipment—6.1%
Amkor Technology, Inc. (a)	29,650	212,294
Atheros Communications, Inc. (a)	13,700	469,088
Cabot Microelectronics Corp. (a)	7,590	250,166
Cavium Networks, Inc. (a)	13,860	330,284
Cirrus Logic, Inc. (a)	26,290	179,298
Monolithic Power Systems, Inc. (a)	13,398	321,150
Semtech Corp. (a)	27,200	462,672
Skyworks Solutions, Inc. (a)	34,920	495,515
Tessera Technologies, Inc. (a)	7,500	174,525
		2,894,992
Software—6.0%
ANSYS, Inc. (a)	10,586	460,068
Cadence Design Systems, Inc. (a)	38,020	227,740
Concur Technologies, Inc. (a)	4,664	199,386
Monotype Imaging Holdings, Inc. (a)	8,490	76,665
Net 1 UEPS Technologies, Inc. (a)	22,294	432,949
Progress Software Corp. (a)	13,460	393,167
Solera Holdings, Inc.	12,440	447,964
TeleCommunication Systems, Inc., Class A (a)	29,230	282,946
THQ, Inc. (a)	62,610	315,554
		2,836,439
Materials—2.5%
Chemicals—1.2%
Koppers Holdings, Inc.	9,673	294,446
Solutia, Inc. (a)	22,575	286,703
		581,149
Containers & Packaging—0.9%
Greif, Inc., Class A	7,506	405,174
Metals & Mining—0.4%
Compass Minerals International, Inc.	2,640	177,381
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.7%
Neutral Tandem, Inc. (a)	14,750	335,562
Wireless Telecommunication Services—0.7%
NTELOS Holdings Corp.	17,640	314,345
Total Common Stocks (cost of $42,588,762)		46,249,781

	Par	Value
SHORT-TERM OBLIGATION—1.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10, at 0.00%, collateralized by a U.S. Government obligation maturing 12/31/11, market value of $617,675 (repurchase proceeds $603,000)	$603,000	$603,000
Total Short-Term Obligation (cost of $603,000)		603,000
Total Investments—99.4% (cost of $43,191,762) (b)		46,852,781
Other Assets & Liabilities, Net—0.6%		282,273
Net Assets—100.0%		$47,135,054

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $43,879,707.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$46,249,781	$—	$—	$46,249,781
Total Short-Term Obligation	—	603,000	—	603,000
Total Investments	$46,249,781	$603,000	$—	$46,852,781

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	27.0
Health Care	23.6
Consumer Discretionary	15.6
Industrials	14.5
Financials	5.7
Energy	4.2
Consumer Staples	3.6
Materials	2.5
Telecommunication Services	1.4
98.1
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	0.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$43,191,762
Investments, at value	$46,852,781
Cash	885
Receivable for:
Investments sold	371,872
Fund shares sold	20,441
Dividends	16,092
Expense reimbursement due from investment advisor	10,512
Trustees' deferred compensation plan	18,299
Prepaid expenses	1,450
Total Assets	47,292,332
Liabilities
Payable for:
Fund shares repurchased	38,313
Investment advisory fee	19,601
Administration fee	5,880
Transfer agent fee	56
Pricing and bookkeeping fees	3,923
Trustees' fees	17,547
Audit fee	36,075
Custody fee	1,906
Distribution fees — Class B	248
Chief compliance officer expenses	155
Trustees' deferred compensation plan	18,299
Other liabilities	15,275
Total Liabilities	157,278
Net Assets	$47,135,054
Net Assets Consist of
Paid-in capital	$66,500,298
Accumulated net investment loss	(20,597)
Accumulated net realized loss	(23,005,666)
Net unrealized appreciation on investments	3,661,019
Net Assets	$47,135,054
Class A
Net assets	$45,883,866
Shares outstanding	4,803,191
Net asset value per share	$9.55
Class B
Net assets	$1,251,188
Shares outstanding	132,833
Net asset value per share	$9.42

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$197,317
Interest	379
Total Investment Income	197,696
Expenses
Investment advisory fee	211,514
Administration fee	63,310
Distribution fees — Class B	1,454
Transfer agent fee	558
Pricing and bookkeeping fees	46,205
Trustees' fees	7,740
Custody fee	14,200
Audit fee	41,204
Reports to shareholders	57,094
Chief compliance officer expenses	573
Other expenses	17,205
Total Expenses	461,057
Fees waived or expenses reimbursed by investment advisor	(121,222)
Custody earnings credit	— *
Net Expenses	339,835
Net Investment Loss	(142,139)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(8,274,532)
Net change in unrealized appreciation (depreciation) on investments	18,153,573
Net Gain	9,879,041
Net Increase Resulting from Operations	$9,736,902

* Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations
Net investment loss	$(142,139)	$(241,931)
Net realized loss on investments and written options	(8,274,532)	(12,214,717)
Net change in unrealized appreciation (depreciation) on investments and written options	18,153,573	(19,147,875)
Net increase (decrease) resulting from operations	9,736,902	(31,604,523)
Distributions to Shareholders
From net realized gains:
Class A	—	(8,036,611)
Class B	—	(3,782)
Total distributions to shareholders	—	(8,040,393)
Net Capital Stock Transactions	(6,186,492)	(3,661,242)
Total increase (decrease) in net assets	3,550,410	(43,306,158)
Net Assets
Beginning of period	43,584,644	86,890,802
End of period	$47,135,054	$43,584,644
Accumulated net investment loss at end of period	$(20,597)	$(18,114)
Capital Stock Activity

	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	193,853	$1,532,390	377,553	$3,572,532
Distributions reinvested	—	—	696,413	8,036,611
Redemptions	(1,103,059)	(8,663,570)	(1,354,552)	(15,460,796)
Net decrease	(909,206)	(7,131,180)	(280,586)	(3,851,653)
Class B
Subscriptions	118,088	982,573	20,745	202,762
Distributions reinvested	—	—	331	3,782
Redemptions	(4,992)	(37,885)	(1,437)	(16,133)
Net increase	113,096	944,688	19,639	190,411

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$7.60	$14.50	$12.78		$11.37	$11.07
Income from Investment Operations:
Net investment loss (b)	(0.03)	(0.04)	(0.06)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and written options	1.98	(5.37)	1.78		1.46	0.35
Total from investment operations	1.95	(5.41)	1.72		1.41	0.30
Less Distributions to Shareholders:
From net realized gains	—	(1.49)	—		—	—
Net Asset Value, End of Period	$9.55	$7.60	$14.50		$12.78	$11.37
Total return (c)(d)(e)	25.66%	(40.82)%	13.46%		12.40%	2.71%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.80%	0.80%	0.80%		0.80%	0.80%
Interest expense	—	—	—	%(g)	—	—
Net expenses (f)	0.80%	0.80%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.29%	0.11%	0.10%		0.07%	0.08%
Net investment loss (f)	(0.33)%	(0.37)%	(0.43)%		(0.42)%	(0.44)%
Portfolio turnover rate	112%	135%	210%		174%	138%
Net assets, end of period (000s)	$45,884	$43,436	$86,889		$91,233	$51,692

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$7.52	$14.35	$12.67		$11.29	$10.98
Income from Investment Operations:
Net investment loss (b)	(0.05)	(0.05)	(0.10)		(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and written options	1.95	(5.33)	1.78		1.46	0.36
Total from investment operations	1.90	(5.38)	1.68		1.38	0.31
Less Distributions to Shareholders:
From net realized gains	—	(1.45)	—		—	—
Net Asset Value, End of Period	$9.42	$7.52	$14.35		$12.67	$11.29
Total return (c)(d)(e)	25.27%	(40.93)%	13.26%		12.22%	2.82%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.05%	1.05%	1.05%		1.05%	1.05%
Interest expense	—	—	—	%(g)	—	—
Net expenses (f)	1.05%	1.05%	1.05%		1.05%	1.05%
Waiver/Reimbursement	0.29%	0.11%	0.10%		0.07%	0.08%
Net investment loss (f)	(0.53)%	(0.54)%	(0.68)%		(0.69)%	(0.48)%
Portfolio turnover rate	112%	135%	210%		174%	138%
Net assets, end of period (000s)	$1,251	$148	$1		$1	$1

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$139,656	$79,475	$(219,131)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$—	$5,426,304
Long-Term Capital Gains	—	2,614,089

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$2,973,074

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,014,442
Unrealized depreciation	(3,041,368)
Net unrealized appreciation	$2,973,074

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$252,721
2016	7,038,667
2017	14,922,914
$22,214,302

Of the capital loss carryforwards attributable to the Fund, $252,721 which expires on December 31, 2010, remains from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $79,475 expired during the year ended December 31, 2009. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $103,416 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expense (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used one broker that is an affiliate of BOA. The total brokerage commissions paid to the affiliated broker for the year ended December 31, 2009 was $951.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $46,938,552 and $53,609,601, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned

15

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2009

among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had three shareholders that collectively held 78.7% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

17

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

18

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

19

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance

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of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Small Company Growth Fund, Variable Series' performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Company Growth Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related

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funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

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8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Small Company Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

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One Financial Center, Boston, MA 02111-2621

SHC-42/30132-1209 (02/10) 10/102947

Columbia Strategic Income Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Columbia Strategic Income Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk has co-managed the fund since May 2005.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares outperformed the fund's primary benchmark, the Barclays Capital Government/Credit Bond Index.1 Investments in high-yield, emerging market and non-dollar denominated bonds, which are not included in the index, helped the fund outperform. The fund lagged the return of its new blended benchmark,2 which was adopted in June 2009, and performed in line with the return of the average fund in its peer group, the Lipper VUF General Bond Funds Classification.3 Positioning within high yield as well as an underweight for most of 2009 in this top-performing sector hampered results relative to the blended benchmark. We believe that the fund had more exposure to high-yield bonds than the average exposure for funds in its peer group but this advantage was offset by a lower allocation to securitized assets, such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), which also rallied nicely.

Best returns from higher-risk assets

Within the fixed-income markets, lower-quality assets outperformed higher-quality assets as economic conditions improved and investors began taking on more risk. The biggest gains came from high-yield bonds, with the JPMorgan Global High Yield Index returning 58.90% in 2009, followed by emerging market bonds, which climbed 29.81% as measured by the JPMorgan Emerging Markets Bond Index – Global Diversified (the "JPMorgan EMBI Global Diversified Index"). Within high yield, the lowest-rated (CCC)4 bonds significantly outperformed higher-rated issues. Over the year, U.S. Treasury returns declined, as yields rose. In particular, longer-term issues were pressured by concerns over inflation and the nation's mounting debt. Developed market foreign government bonds outperformed U.S. Treasuries, as yields rose less (and prices held up better) on the former. Foreign government debt further benefited as the U.S. dollar weakened against most currencies except the Japanese yen. Non-dollar bonds largely outperformed their dollar-denominated counterparts.

Biggest positive impact from high-yield and emerging market bonds

We estimate that over 70% of the fund's return this past year came from high-yield investments, which accounted for over one-third of assets at period end. The fund's high-yield returns, however, lagged those in the blended benchmark and peer group because the fund had an underweight in the sector for much of 2009. It also had less exposure to CCC-rated issues, which were the year's best performers, with returns of over 110%. Approximately 25% of the fund's performance came from foreign government bonds, especially those issued by emerging markets. The fund's emerging market bond returns, however, trailed those in the blended benchmark mainly because of the fund's bias toward higher-quality countries, such as Mexico, Russia and Brazil, all of which delivered lower total returns than countries with lower credit-quality ratings. An underweight in emerging market bonds, particularly issues denominated in local currencies, further detracted from performance relative to the peer group. The issues that the fund did own that were denominated in local currencies, mainly bonds denominated in the South African rand and Brazilian real, were helpful to performance. An overweight in U.S. Treasuries and agency mortgage-backed securities and an underweight in securitized assets further detracted from returns versus both the blended benchmark and peer group average.

Cautious outlook

By year end, emerging market and high-yield bonds had grown to roughly 17% and 36% of net assets, respectively, while the fund's stakes in U.S. Treasuries, government agency bonds and developed market foreign government bonds had declined. Early in 2009, we began adding a position in investment-grade bonds, which was about 5% of assets at period end.

Past performance is no guarantee of future results.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investments in high-yield bonds (sometimes referred to as "junk bonds") offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Barclays Capital Government/Credit Bond Index is an index that tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

2  The Blended Benchmark is a custom composite established by the fund's Advisor which consists of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S.World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S.World Government Bond Index – Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign entities including Brady bonds, Eurobonds and quasi-sovereign entities, while limiting exposure to any one country.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4  The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

1

Performance Information

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	5-year	10-year
Class A (07/05/94)	20.40	5.07	6.53
Class B (06/01/00)	20.14	4.86	6.33
Barclays Capital Government/ Credit Bond Index	4.52	4.71	6.34
Blended Benchmark[1]	25.98	6.12	7.49

Inception date of share class is in parentheses.

1A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

Net asset value per share ($)	12/31/08	12/31/09
Class A	8.01	8.60
Class B	7.98	8.56

Performance of a $10,000 investment, 01/01/00 – 12/31/09

Annual operating expense ratio (%)*

Class A	0.84
Class B	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to June 1, 2000, the date on which Class B shares were first offered by the fund. The returns shown have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares for periods prior to June 1, 2000 would be lower.

2

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.60	1,021.93	3.44	3.31	0.65
Class B	1,000.00	1,000.00	1,098.20	1,020.67	4.76	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)		Value
CORPORATE FIXED-INCOME BONDS & NOTES—45.3%
Basic Materials—4.2%
Chemicals—1.1%
Agricultural Chemicals—0.1%
Terra Capital, Inc. 7.750% 11/01/19 (b)		50,000	$53,500
Chemicals – Diversified—1.0%
Dow Chemical Co. 5.900% 02/15/15		55,000	59,102
8.550% 05/15/19		45,000	53,691
Georgia Gulf Corp. 9.000% 01/15/17 (b)		15,000	15,150
Huntsman International LLC 6.875% 11/15/13 (b)	EUR	40,000	53,185
7.875% 11/15/14		110,000	107,525
INEOS Group Holdings PLC 8.500% 02/15/16 (b)		180,000	121,050
INVISTA 9.250% 05/01/12 (b)		150,000	152,250
NOVA Chemicals Corp. 8.375% 11/01/16 (b)		35,000	35,525
8.625% 11/01/19 (b)		60,000	61,050
Solutia, Inc. 8.750% 11/01/17		70,000	72,887
			731,415
Forest Products & Paper—0.9%
Paper & Related Products—0.9%
Clearwater Paper Corp. 10.625% 06/15/16 (b)		35,000	39,069
Domtar Corp. 10.750% 06/01/17		65,000	76,375
Georgia-Pacific Corp. 8.000% 01/15/24		205,000	209,100
NewPage Corp. 10.000% 05/01/12		115,000	82,225
11.375% 12/31/14 (b)		95,000	95,950
PE Paper Escrow GmbH 12.000% 08/01/14 (b)		100,000	110,500
			613,219
Iron/Steel—0.6%
Steel – Producers—0.6%
ArcelorMittal 7.000% 10/15/39		60,000	63,175
Russel Metals, Inc. 6.375% 03/01/14		75,000	71,250
Steel Dynamics, Inc. 7.750% 04/15/16 (04/07/10) (c)(d)		175,000	182,219
United States Steel Corp. 7.000% 02/01/18		90,000	88,154
			404,798

	Par (a)	Value
Metals & Mining—1.6%
Diversified Minerals—0.5%
FMG Finance Ltd. 10.625% 09/01/16 (b)	155,000	$171,469
Teck Resources Ltd. 10.750% 05/15/19	130,000	155,350
		326,819
Metal – Diversified—0.4%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	175,000	191,625
Vedanta Resources PLC 9.500% 07/18/18 (b)	100,000	101,500
		293,125
Mining Services—0.1%
Noranda Aluminium Holding Corp. PIK, 7.024% 11/15/14 (05/15/10) (c)(d)	157,590	104,367
Non-Ferrous Metals—0.6%
Codelco, Inc. 7.500% 01/15/19 (b)	380,000	445,515
Communications—8.7%
Advertising—0.1%
Advertising Agencies—0.1%
Interpublic Group of Companies, Inc. 6.250% 11/15/14	25,000	24,000
10.000% 07/15/17	25,000	27,750
		51,750
Media—2.1%
Broadcast Services/Programs—0.2%
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17 (b)	90,000	92,700
Liberty Media LLC 8.250% 02/01/30	95,000	87,044
		179,744
Cable TV—1.1%
CCH II LLC / CCH II Capital Corp. 13.500% 11/30/16	105,339	124,037
Cequel Communications Holdings I LLC & Cequel Capital Corp. 8.625% 11/15/17 (b)	80,000	80,800
Comcast Corp. 6.950% 08/15/37	85,000	92,641
CSC Holdings, Inc. 8.500% 04/15/14 (b)	130,000	138,450
8.500% 06/15/15 (b)	45,000	47,925
DirecTV Holdings LLC 6.375% 06/15/15	10,000	10,387

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)		Value
DISH DBS Corp. 7.875% 09/01/19		60,000	$62,925
EchoStar DBS Corp. 6.625% 10/01/14		155,000	156,356
Time Warner Cable, Inc. 5.000% 02/01/20		14,000	13,576
7.300% 07/01/38		45,000	49,888
			776,985
Multimedia—0.1%
News America, Inc. 6.400% 12/15/35		20,000	20,537
6.550% 03/15/33		40,000	40,969
			61,506
Publishing – Books—0.3%
TL Acquisitions, Inc. 10.500% 01/15/15 (b)		220,000	210,375
Radio—0.2%
CMP Susquehanna Corp. 3.273% 05/15/14 (02/13/10) (c)(d)(e)		12,000	5,400
Sirius XM Radio, Inc. 9.750% 09/01/15 (b)		125,000	131,563
			136,963
Television—0.2%
Local TV Finance LLC PIK, 9.250% 06/15/15 (b)		110,250	46,955
Sinclair Television Group, Inc. 9.250% 11/01/17 (b)		110,000	114,400
			161,355
Telecommunication Services—6.5%
Cellular Telecommunications—2.0%
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14		110,000	119,381
8.500% 11/15/18		30,000	37,211
Cricket Communications, Inc. 9.375% 11/01/14		165,000	165,825
Digicel Group Ltd. 8.875% 01/15/15 (b)		240,000	232,800
MetroPCS Wireless, Inc. 9.250% 11/01/14		180,000	182,250
Nextel Communications, Inc. 7.375% 08/01/15		200,000	194,500
NII Capital Corp. 10.000% 08/15/16 (b)		50,000	52,375
Orascom Telecom Finance SCA 7.875% 02/08/14 (b)		100,000	90,500
Wind Acquisition Finance SA 11.750% 07/15/17 (b)	EUR	300,000	351,074
			1,425,916

	Par (a)	Value
Media—0.5%
Nielsen Finance LLC/Nielsen Finance Co. 11.500% 05/01/16	145,000	$162,038
Quebecor Media, Inc. 7.750% 03/15/16	210,000	209,475
		371,513
Satellite Telecommunications—0.8%
GeoEye, Inc. 9.625% 10/01/15 (b)	100,000	102,875
Intelsat Bermuda Ltd. 11.250% 02/04/17 (b)	205,000	205,513
Intelsat Jackson Holdings Ltd. 11.250% 06/15/16	195,000	211,087
		519,475
Telecommunication Equipment—0.3%
Lucent Technologies, Inc. 6.450% 03/15/29	260,000	186,225
Telecommunication Services—1.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000% 12/01/15 (b)	105,000	106,575
Global Crossing Ltd. 12.000% 09/15/15 (b)	120,000	131,700
Hellas Telecommunications Luxembourg II 6.259% 01/15/15 (01/15/10) (b)(c)(d)(f)	75,000	2,250
Nordic Telephone Co. Holdings ApS 8.875% 05/01/16 (b)	125,000	132,187
SBA Telecommunications, Inc. 8.250% 08/15/19 (b)	45,000	47,700
Syniverse Technologies, Inc. 7.750% 08/15/13	95,000	94,406
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14	90,000	92,813
West Corp. 11.000% 10/15/16	160,000	167,200
		774,831
Telephone – Integrated—1.7%
BellSouth Corp. 5.200% 09/15/14	65,000	69,615
British Telecommunications PLC 5.950% 01/15/18	25,000	25,409
Citizens Communications Co. 7.875% 01/15/27	200,000	184,000
Level 3 Financing, Inc. 8.750% 02/15/17	65,000	59,313
Qwest Communications International, Inc. 7.500% 02/15/14	150,000	150,562
Qwest Corp. 7.500% 10/01/14	80,000	83,100
7.500% 06/15/23	170,000	160,650

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
Sprint Capital Corp. 6.875% 11/15/28	45,000	$37,406
Telefonica Emisiones SAU 6.421% 06/20/16	95,000	105,444
Virgin Media Finance PLC 9.500% 08/15/16	130,000	139,587
Windstream Corp. 8.625% 08/01/16	205,000	208,587
		1,223,673
Wireless Equipment—0.1%
Crown Castle International Corp. 9.000% 01/15/15	70,000	74,550
Consumer Cyclical—5.2%
Airlines—0.1%
Airlines—0.1%
American Airlines, Inc. 10.500% 10/15/12 (b)	80,000	83,600
Apparel—0.2%
Apparel Manufacturers—0.2%
Levi Strauss & Co. 9.750% 01/15/15	155,000	162,750
Auto Manufacturers—0.3%
Auto-Cars/Light Trucks—0.1%
General Motors Corp. 7.200% 01/15/11 (f)	90,000	24,300
8.375% 07/15/33 (f)	185,000	49,950
		74,250
Auto-Medium & Heavy Duty Trucks—0.2%
Navistar International Corp. 8.250% 11/01/21	130,000	133,250
Auto Parts & Equipment—0.3%
Auto/Truck Parts & Equipment-Original—0.1%
TRW Automotive, Inc. 7.000% 03/15/14 (b)	75,000	73,500
Rubber-Tires—0.2%
Goodyear Tire & Rubber Co. 9.000% 07/01/15	94,000	97,760
10.500% 05/15/16	50,000	55,250
		153,010
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
McJunkin Red Man Corp. 9.500% 12/15/16 (b)	75,000	73,313
Entertainment—0.8%
Casino Services—0.1%
American Casino & Entertainment Properties LLC 11.000% 06/15/14 (b)	85,000	71,612
Gambling (Non-Hotel)—0.5%
Boyd Gaming Corp. 6.750% 04/15/14	125,000	112,656

	Par (a)	Value
Jacobs Entertainment, Inc. 9.750% 06/15/14	85,000	$79,263
Mohegan Tribal Gaming Authority 11.500% 11/01/17 (b)	70,000	71,400
Pinnacle Entertainment, Inc. 8.625% 08/01/17 (b)	65,000	66,300
		329,619
Music—0.2%
WMG Acquisition Corp. 7.375% 04/15/14	80,000	77,300
WMG Holdings Corp. 9.500% 12/15/14	85,000	86,062
		163,362
Resorts/Theme Parks—0.0%
Six Flags, Inc. 9.625% 06/01/14 (f)	95,000	30,519
Home Builders—0.7%
Building – Residential/Commercial—0.7%
Beazer Homes USA, Inc. 8.625% 05/15/11	50,000	48,750
D.R. Horton, Inc. 5.625% 09/15/14	95,000	91,913
5.625% 01/15/16	40,000	37,400
KB Home 5.875% 01/15/15	170,000	157,250
Ryland Group, Inc. 8.400% 05/15/17	45,000	48,150
Standard Pacific Corp. 7.000% 08/15/15	90,000	78,300
		461,763
Leisure Time—0.2%
Cruise Lines—0.2%
Royal Caribbean Cruises Ltd. 7.500% 10/15/27	135,000	111,206
Lodging—1.2%
Casino Hotels—0.6%
Harrah's Operating Co., Inc. 10.000% 12/15/18 (b)	89,000	71,423
11.250% 06/01/17 (b)	40,000	41,850
Harrah's Operating Escrow LLC/Harrah's Escrow Corp. 11.250% 06/01/17 (b)	90,000	94,162
MGM Mirage 6.750% 09/01/12	175,000	156,187
Snoqualmie Entertainment Authority 4.680% 02/01/14 (02/01/10) (b)(c)(d)	30,000	14,700
9.125% 02/01/15 (b)	100,000	53,000
		431,322

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
Gambling (Non-Hotel)—0.3%
Mashantucket Western Pequot Tribe 8.500% 11/15/15 (b)(g)	185,000	$45,325
Seminole Indian Tribe of Florida 7.804% 10/01/20 (b)	185,000	156,921
		202,246
Hotels & Motels—0.3%
Host Hotels & Resorts LP 6.750% 06/01/16	105,000	104,475
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	100,000	100,250
		204,725
Retail—1.3%
Retail – Apparel/Shoe—0.1%
Limited Brands, Inc. 8.500% 06/15/19 (b)	100,000	108,750
Retail – Discount—0.2%
Dollar General Corp. PIK, 11.875% 07/15/17	100,000	115,500
Retail – Drug Stores—0.2%
CVS Pass-Through Trust 8.353% 07/10/31 (b)	19,864	21,855
Rite Aid Corp. 9.500% 06/15/17	155,000	134,850
		156,705
Retail – Propane Distributors—0.4%
AmeriGas Partners LP 7.125% 05/20/16	135,000	135,000
Inergy LP/Inergy Finance Corp. 8.250% 03/01/16	45,000	45,675
8.750% 03/01/15	85,000	87,337
		268,012
Retail – Restaurants—0.2%
Landry's Restaurants, Inc. 11.625% 12/01/15 (b)	55,000	58,300
McDonald's Corp. 5.700% 02/01/39	50,000	51,001
		109,301
Retail – Toy Store—0.2%
Toys R US, Inc. 7.375% 10/15/18	175,000	160,125
Retail – Vitamins/Nutritional Supplements—0.0%
General Nutrition Centers, Inc. PIK, 5.178% 03/15/14 (03/15/10) (c)(d)	30,000	27,975

	Par (a)	Value
Consumer Non-Cyclical—5.3%
Beverages—0.1%
Beverages – Non-Alcoholic—0.0%
Cott Beverages, Inc. 8.375% 11/15/17 (b)	25,000	$25,813
Brewery—0.1%
Anheuser-Busch InBev Worldwide, Inc. 7.200% 01/15/14 (b)	40,000	45,366
7.750% 01/15/19 (b)	30,000	35,124
		80,490
Commercial Services—1.1%
Commercial Services—0.4%
ARAMARK Corp. 8.500% 02/01/15	150,000	154,500
Iron Mountain, Inc. 8.000% 06/15/20	110,000	111,650
		266,150
Commercial Services-Finance—0.1%
ACE Cash Express, Inc. 10.250% 10/01/14 (b)	115,000	83,950
Funeral Services & Related Items—0.1%
Service Corp. International 6.750% 04/01/16	80,000	77,400
7.000% 06/15/17	15,000	14,550
		91,950
Private Corrections—0.1%
Corrections Corp. of America 6.250% 03/15/13	80,000	80,400
Rental Auto/Equipment—0.4%
Ashtead Holdings PLC 8.625% 08/01/15 (b)	130,000	130,650
Rental Service Corp. 9.500% 12/01/14	105,000	105,131
		235,781
Cosmetics/Personal Care—0.1%
Cosmetics & Toiletries—0.1%
Revlon Consumer Products Corp. 9.750% 11/15/15 (b)	55,000	56,787
Food—1.0%
Food – Meat Products—0.5%
JBS USA LLC/JBS USA Finance, Inc. 11.625% 05/01/14 (b)	165,000	186,862
Smithfield Foods, Inc. 10.000% 07/15/14 (b)	120,000	130,200
		317,062
Food – Miscellaneous/Diversified—0.4%
Campbell Soup Co. 4.500% 02/15/19	30,000	30,021

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
ConAgra Foods, Inc. 7.000% 10/01/28	45,000	$48,224
Pinnacle Foods Finance LLC 9.250% 04/01/15	115,000	116,725
9.250% 04/01/15 (b)	35,000	35,525
Reddy Ice Holdings, Inc. 10.500% 11/01/12	60,000	55,800
		286,295
Retail – Hypermarkets—0.1%
New Albertsons, Inc. 8.000% 05/01/31	85,000	77,138
Healthcare Products—0.4%
Medical Products—0.4%
Biomet, Inc. PIK, 10.375% 10/15/17	245,000	265,825
Healthcare Services—1.9%
Dialysis Centers—0.1%
DaVita, Inc. 7.250% 03/15/15	65,000	65,163
Medical Labs & Testing Services—0.1%
Roche Holdings, Inc. 6.000% 03/01/19 (b)	70,000	76,920
Medical – HMO—0.2%
Health Net, Inc. 6.375% 06/01/17	110,000	98,450
WellPoint, Inc. 7.000% 02/15/19	40,000	44,737
		143,187
Medical – Hospitals—1.1%
Community Health Systems, Inc. 8.875% 07/15/15	190,000	196,650
HCA, Inc. 9.250% 11/15/16	10,000	10,737
PIK, 9.625% 11/15/16	514,000	556,405
		763,792
Physical Therapy/Rehab Centers—0.2%
Healthsouth Corp. 8.125% 02/15/20	50,000	49,250
10.750% 06/15/16	70,000	76,125
		125,375
Physician Practice Management—0.2%
U.S. Oncology Holdings, Inc. PIK, 6.428% 03/15/12 (03/15/10) (c)(d)	84,000	76,929
U.S. Oncology, Inc. 9.125% 08/15/17	70,000	73,500
		150,429
Household Products/Wares—0.1%
Consumer Products – Miscellaneous—0.1%
American Greetings Corp. 7.375% 06/01/16	65,000	63,375
Jostens IH Corp. 7.625% 10/01/12	50,000	50,250
		113,625

	Par (a)	Value
Pharmaceuticals—0.6%
Medical – Drugs—0.4%
Elan Finance PLC 8.875% 12/01/13	130,000	$129,350
Novartis Securities Investment Ltd. 5.125% 02/10/19	50,000	52,526
Valeant Pharmaceuticals International 8.375% 06/15/16 (b)	95,000	97,850
		279,726
Pharmacy Services—0.2%
Omnicare, Inc. 6.750% 12/15/13	145,000	142,100
Energy—7.1%
Coal—0.6%
Coal—0.6%
Arch Western Finance LLC 6.750% 07/01/13	170,000	168,725
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.500% 12/15/19 (b)	45,000	45,900
Massey Energy Co. 6.875% 12/15/13	185,000	184,769
		399,394
Energy – Alternate Sources—0.1%
Energy – Alternate Sources—0.1%
Headwaters, Inc. 11.375% 11/01/14 (b)	70,000	72,975
Oil & Gas—4.9%
Oil Companies – Exploration & Production—4.3%
Antero Resources Finance Corp. 9.375% 12/01/17 (b)	50,000	51,000
Chaparral Energy, Inc. 8.875% 02/01/17	50,000	44,125
Chesapeake Energy Corp. 6.375% 06/15/15	255,000	249,900
Cimarex Energy Co. 7.125% 05/01/17	130,000	131,300
Compton Petroleum Corp. 7.625% 12/01/13	80,000	63,800
Connacher Oil & Gas Ltd. 11.750% 07/15/14 (b)	115,000	127,075
Forest Oil Corp. 8.500% 02/15/14 (b)	145,000	151,525
Newfield Exploration Co. 6.625% 04/15/16	140,000	140,350
Nexen, Inc. 5.875% 03/10/35	40,000	37,762
7.500% 07/30/39	30,000	34,393
OPTI Canada, Inc. 8.250% 12/15/14	195,000	160,631

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
Pemex Finance Ltd. 9.150% 11/15/18	310,000	$363,807
10.610% 08/15/17	215,000	263,723
Penn Virginia Corp. 10.375% 06/15/16	70,000	76,300
Petrobras International Finance Co. 5.875% 03/01/18	150,000	151,262
7.875% 03/15/19	120,000	138,337
PetroHawk Energy Corp. 7.875% 06/01/15	205,000	207,050
Quicksilver Resources, Inc. 7.125% 04/01/16	170,000	158,525
Range Resources Corp. 7.500% 05/15/16	45,000	46,238
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832% 09/30/16 (b)	335,000	350,815
Southwestern Energy Co. 7.500% 02/01/18	70,000	74,200
		3,022,118
Oil Refining & Marketing—0.3%
Frontier Oil Corp. 8.500% 09/15/16	65,000	67,600
Tesoro Corp. 6.625% 11/01/15	100,000	95,000
United Refining Co. 10.500% 08/15/12	50,000	47,125
		209,725
Oil – Field Services—0.3%
Gazprom International SA 7.201% 02/01/20	191,510	195,436
Oil & Gas Services—0.1%
Oil – Field Services—0.1%
Halliburton Co. 5.900% 09/15/18	20,000	21,784
Smith International, Inc. 9.750% 03/15/19	20,000	25,335
Weatherford International Ltd. 5.150% 03/15/13	40,000	41,889
		89,008
Oil, Gas & Consumable Fuels—0.2%
Oil Company – Integrated—0.2%
Ecopetrol SA 7.625% 07/23/19	150,000	166,275
Pipelines—1.2%
Pipelines—1.2%
Atlas Pipeline Partners LP 8.125% 12/15/15	110,000	97,350
El Paso Corp. 6.875% 06/15/14	140,000	139,896
7.250% 06/01/18	75,000	74,100
Kinder Morgan Energy Partners LP 6.500% 09/01/39	20,000	20,156
6.950% 01/15/38	30,000	31,973

	Par (a)	Value
Kinder Morgan Finance Co. ULC 5.700% 01/05/16	130,000	$124,800
MarkWest Energy Partners LP 6.875% 11/01/14	105,000	100,275
8.500% 07/15/16	50,000	50,875
Plains All American Pipeline LP/PAA Finance Corp. 5.750% 01/15/20	5,000	5,004
6.500% 05/01/18	75,000	80,204
8.750% 05/01/19	5,000	5,895
TransCanada Pipelines Ltd. 6.350% 05/15/67 (05/15/17) (c)(d)	70,000	65,679
7.625% 01/15/39	25,000	30,790
Williams Companies, Inc. 7.875% 09/01/21	40,000	45,881
		872,878
Financials—7.3%
Banks—2.6%
Commercial Banks – Non US—0.2%
Barclays Bank PLC 5.000% 09/22/16	25,000	25,545
7.375% 06/29/49 (12/01/11) (b)(c)(d)	15,000	13,350
Lloyds TSB Group PLC 6.267% 11/29/49 (11/14/16) (b)(c)(d)	5,000	3,000
Westpac Banking Corp. 4.200% 02/27/15	70,000	71,153
		113,048
Commercial Banks – Western U.S.—1.5%
Citibank NA 1.875% 05/07/12 (h)	1,000,000	1,005,321
Zions Bancorporation 7.750% 09/23/14	50,000	44,125
		1,049,446
Diversified Banking Institutional—0.2%
Citigroup, Inc. 6.375% 08/12/14	107,500	112,543
8.125% 07/15/39	20,000	22,573
		135,116
Fiduciary Banks—0.1%
Bank of New York Mellon Corp. 5.450% 05/15/19	50,000	52,494
Northern Trust Corp. 5.500% 08/15/13	50,000	54,695
		107,189
Money Center Banks—0.2%
Deutsche Bank AG/London 4.875% 05/20/13	120,000	127,486

See Accompanying Notes to Financial Statements.

9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)		Value
Super-Regional Banks – US—0.4%
Capital One Financial Corp. 5.700% 09/15/11		55,000	$57,771
7.375% 05/23/14		35,000	39,628
Keycorp 6.500% 05/14/13		75,000	77,410
National City Corp. 4.900% 01/15/15		80,000	81,726
USB Capital IX 6.189% 10/29/49		65,000	52,244
USB Capital XIII Trust 6.625% 12/15/39		15,000	15,245
			324,024
Diversified Financial Services—3.5%
Diversified Financial Services—0.5%
Capital One Capital IV 6.745% 02/17/37 (02/17/32) (c)(d)		35,000	29,050
Capital One Capital V 10.250% 08/15/39		75,000	87,187
CIT Group, Inc. 7.000% 05/01/17		145,000	125,787
General Electric Capital Corp. 6.000% 08/07/19		25,000	25,951
JPMorgan Chase Capital XVIII 6.950% 08/17/36		5,000	4,858
JPMorgan Chase Capital XX 6.550% 09/29/36		115,000	105,397
			378,230
Finance – Auto Loans—1.2%
Ford Motor Credit Co., LLC 7.500% 08/01/12		55,000	55,465
7.800% 06/01/12		285,000	288,065
8.000% 12/15/16		110,000	110,146
GMAC LLC 6.875% 09/15/11 (b)		203,000	199,955
8.000% 11/01/31 (b)		201,000	180,900
			834,531
Finance – Consumer Loans—0.9%
American General Finance Corp. 6.900% 12/15/17		70,000	48,605
Sears Roebuck Acceptance Corp. 7.000% 02/01/11		30,000	30,150
SLM Corp. 5.000% 10/01/13		60,000	55,196
6.500% 06/15/10	NZD	725,000	512,319
			646,270
Finance – Investment Banker/Broker—0.3%
Cemex Finance LLC 9.500% 12/14/16 (b)		125,000	130,938
E*Trade Financial Corp. PIK,12.500% 11/30/17		53,000	59,651
			190,589

	Par (a)	Value
Finance – Leasing Company—0.1%
International Lease Finance Corp. 4.875% 09/01/10	15,000	$14,408
5.625% 09/15/10	75,000	74,189
		88,597
Finance – Other Services—0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.125% 02/15/13	105,000	107,100
Investment Management/Advisor Service—0.2%
Nuveen Investments, Inc. 10.500% 11/15/15	130,000	117,975
Special Purpose Entity—0.1%
Reliance Intermediate Holdings LP 9.500% 12/15/19 (b)	100,000	104,125
Insurance—0.9%
Insurance Brokers—0.1%
HUB International Holdings, Inc. 10.250% 06/15/15 (b)	80,000	73,600
USI Holdings Corp. 9.750% 05/15/15 (b)	50,000	45,562
		119,162
Life/Health Insurance—0.2%
Lincoln National Corp. 7.000% 05/17/66 (05/17/16) (c)(d)	30,000	24,900
8.750% 07/01/19	5,000	5,713
Principal Life Income Funding Trusts 5.300% 04/24/13	40,000	42,236
Provident Companies, Inc. 7.000% 07/15/18	30,000	28,807
Unum Group 7.125% 09/30/16	20,000	20,722
		122,378
Multi-Line Insurance—0.1%
ING Groep NV 5.775% 12/29/49 (12/08/15) (c)(d)	90,000	66,482
Mutual Insurance—0.1%
Liberty Mutual Group, Inc. 10.750% 06/15/58 (06/15/58) (b)(c)(d)	40,000	42,400
Property/Casualty Insurance—0.3%
Asurion Corp. 6.734% 07/02/15 (01/11/10) (c)(d)(i)	48,578	46,412
6.734% 07/02/15 (01/11/10) (c)(d)(i)	66,422	64,139
Crum & Forster Holdings Corp. 7.750% 05/01/17	95,000	90,369
		200,920

See Accompanying Notes to Financial Statements.

10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
Reinsurance—0.1%
Transatlantic Holdings, Inc. 8.000% 11/30/39	35,000	$35,634
Real Estate Investment Trusts (REITs)—0.3%
REITS – Diversified—0.2%
Duke Realty LP 7.375% 02/15/15	20,000	21,092
DuPont Fabros Technology LP 8.500% 12/15/17 (b)(d)	100,000	101,625
		122,717
REITS – Office Property—0.1%
Brandywine Operating Partnership LP 7.500% 05/15/15	95,000	96,529
Industrials—4.2%
Aerospace & Defense—0.5%
Aerospace/Defense—0.0%
Embraer Overseas Ltd. 6.375% 01/15/20	15,000	15,000
Aerospace/Defense – Equipment—0.3%
BE Aerospace, Inc. 8.500% 07/01/18	95,000	100,700
Sequa Corp. 11.750% 12/01/15 (b)	130,000	120,900
		221,600
Electronics – Military—0.2%
L-3 Communications Corp. 6.375% 10/15/15	135,000	135,506
Building Materials—0.2%
Building & Construction Products – Miscellaneous—0.1%
Nortek, Inc. 11.000% 12/01/13	55,244	57,730
Building Products – Cement/Aggregation—0.1%
Texas Industries, Inc. 7.250% 07/15/13	80,000	78,600
Electrical Components & Equipment—0.3%
Wire & Cable Products—0.3%
Belden, Inc. 7.000% 03/15/17	105,000	102,244
General Cable Corp. 7.125% 04/01/17	105,000	103,162
		205,406
Electronics—0.1%
Electronic Components – Miscellaneous—0.1%
Flextronics International Ltd. 6.250% 11/15/14	86,000	84,710
Engineering & Construction—0.1%
Building & Construction – Miscellaneous—0.1%
Esco Corp. 8.625% 12/15/13 (b)	55,000	54,725

	Par (a)	Value
Environmental Control—0.1%
Hazardous Waste Disposal—0.1%
Clean Harbors, Inc. 7.625% 08/15/16	70,000	$70,963
Machinery – Construction & Mining—0.2%
Machinery – Construction & Mining—0.2%
Terex Corp. 8.000% 11/15/17	140,000	134,750
Machinery – Diversified—0.3%
Machinery – General Industry—0.3%
Altra Holdings, Inc. 8.125% 12/01/16 (b)	30,000	30,788
CPM Holdings, Inc. 10.625% 09/01/14 (b)	85,000	89,675
Manitowoc Co., Inc. 7.125% 11/01/13	115,000	108,100
		228,563
Miscellaneous Manufacturing—0.4%
Diversified Manufacturing Operators—0.0%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	25,000	29,873
Firearms & Ammunition—0.1%
Colt Defense LLC/Colt Finance Corp. 8.750% 11/15/17 (b)	65,000	67,113
Miscellaneous Manufacturing—0.3%
American Railcar Industries, Inc. 7.500% 03/01/14	85,000	79,369
Trimas Corp. 9.750% 12/15/17 (b)	110,000	107,937
		187,306
Packaging & Containers—0.9%
Containers – Metal/Glass—0.3%
BWAY Corp. 10.000% 04/15/14 (b)	75,000	79,312
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	75,000	77,625
Crown Americas LLC & Crown Americas Capital Corp. II 7.625% 05/15/17 (b)	45,000	46,688
		203,625
Containers – Paper/Plastic—0.6%
Berry Plastics Holding Corp. 8.875% 09/15/14	110,000	106,975
Graham Packaging Co., LP/GPC Capital Corp. I 8.250% 01/01/17 (b)	110,000	108,625
Graphic Packaging International, Inc. 9.500% 06/15/17	105,000	111,300
Solo Cup Co. 8.500% 02/15/14	105,000	102,638
		429,538

See Accompanying Notes to Financial Statements.

11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
Transportation—1.1%
Transportation – Marine—0.5%
Navios Maritime Holdings, Inc. 9.500% 12/15/14	105,000	$104,475
Ship Finance International Ltd. 8.500% 12/15/13	80,000	75,500
Stena AB 7.500% 11/01/13	75,000	72,187
Teekay Corp. 8.875% 07/15/11	50,000	51,813
		303,975
Transportation – Railroad—0.4%
BNSF Funding Trust I 6.613% 12/15/55 (01/15/26) (c)(d)	40,000	38,400
Kansas City Southern de Mexico SA de CV 7.625% 12/01/13	130,000	128,050
RailAmerica, Inc. 9.250% 07/01/17	36,000	38,295
Union Pacific Corp. 5.700% 08/15/18	60,000	62,850
		267,595
Transportation – Services—0.2%
Bristow Group, Inc. 7.500% 09/15/17	90,000	89,100
PHI, Inc. 7.125% 04/15/13	70,000	67,637
		156,737
Technology—0.9%
Computers—0.4%
Computer Services—0.3%
Sungard Data Systems, Inc. 9.125% 08/15/13	200,000	205,000
Computers – Memory Devices—0.1%
Seagate Technology International 10.000% 05/01/14 (b)	40,000	44,200
Networking Products—0.1%
Networking Products—0.1%
Cisco Systems, Inc. 5.500% 01/15/40	65,000	62,154
5.900% 02/15/39	40,000	40,443
		102,597
Semiconductors—0.3%
Electronic Components – Semiconductors—0.3%
Amkor Technology, Inc. 9.250% 06/01/16	120,000	127,500
Freescale Semiconductor, Inc. 12.500% 12/15/14 (i)	86,957	89,276
		216,776

	Par (a)	Value
Software—0.1%
Enterprise Software/Services—0.1%
Oracle Corp. 6.500% 04/15/38	35,000	$38,433
Utilities—2.4%
Electric—2.3%
Electric – Generation—0.4%
AES Corp. 8.000% 10/15/17	80,000	82,100
Edison Mission Energy 7.000% 05/15/17	65,000	51,350
Intergen NV 9.000% 06/30/17 (b)	140,000	145,950
		279,400
Electric – Integrated—1.1%
CMS Energy Corp. 6.875% 12/15/15	50,000	49,954
Commonwealth Edison Co. 5.950% 08/15/16	50,000	53,533
Consolidated Edison Co. of New York, Inc. 6.750% 04/01/38	50,000	57,004
Energy Future Holdings Corp. PIK, 11.250% 11/01/17	173,098	119,221
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)	75,000	75,187
Kansas City Power & Light Co. 7.150% 04/01/19	35,000	39,971
Mirant Americas Generation LLC 8.500% 10/01/21	210,000	199,500
Texas Competitive Electric Holdings Co., LLC PIK, 10.500% 11/01/16	217,606	149,605
		743,975
Independent Power Producer—0.8%
AES Corp. 7.750% 03/01/14	125,000	126,875
Dynegy Holdings, Inc. 7.750% 06/01/19	150,000	130,125
Mirant North America LLC 7.375% 12/31/13	40,000	39,550
NRG Energy, Inc. 7.375% 02/01/16	145,000	145,181
7.375% 01/15/17	25,000	25,063
NSG Holdings LLC/NSG Holdings, Inc. 7.750% 12/15/25 (b)	110,000	98,450
		565,244
Gas—0.1%
Gas – Distribution—0.1%
Atmos Energy Corp. 8.500% 03/15/19	30,000	36,439

See Accompanying Notes to Financial Statements.

12

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)		Value
Centerpoint Energy, Inc. 5.950% 02/01/17		50,000	$49,591
Sempra Energy 6.500% 06/01/16		5,000	5,423
			91,453
Total Corporate Fixed-Income Bonds & Notes (cost of $30,480,374)			31,940,142
GOVERNMENT & AGENCY OBLIGATIONS–42.9%
Foreign Government Obligations—29.9%
Banco Nacional de Desenvolvimento Economico e Social 6.369% 06/16/18 (b)		150,000	160,687
European Investment Bank 0.063% 09/21/11 (03/23/10) (c)(d)	JPY	87,000,000	929,735
1.250% 09/20/12	JPY	30,000,000	330,030
1.400% 06/20/17	JPY	52,700,000	579,599
5.500% 12/07/11	GBP	210,000	363,690
Federal Republic of Germany 4.250% 07/04/17	EUR	105,000	162,039
5.000% 07/04/12	EUR	360,000	559,207
6.000% 06/20/16	EUR	330,000	556,327
Federative Republic of Brazil 7.375% 02/03/15	EUR	260,000	433,290
8.500% 09/24/12	EUR	50,000	82,680
8.750% 02/04/25		365,000	472,675
11.000% 08/17/40		410,000	546,325
12.500% 01/05/22	BRL	250,000	162,263
Government of Canada 4.000% 06/01/16	CAD	265,000	266,508
8.000% 06/01/23	CAD	240,000	323,966
Government of Japan 1.400% 12/20/18	JPY	60,000,000	660,412
Instituto de Credito Oficial 1.500% 09/20/12	JPY	22,000,000	242,120
International Finance Corp. 7.500% 02/28/13	AUD	390,000	369,958
Japan Finance Organization for Municipal Enterprises 1.900% 06/22/18	JPY	50,000,000	568,879
Kingdom of Belgium 3.250% 09/28/16	EUR	225,000	324,339
Kingdom of Netherlands 4.000% 07/15/16	EUR	60,000	90,881
Kingdom of Norway 4.250% 05/19/17	NOK	3,670,000	644,323
6.000% 05/16/11	NOK	670,000	121,236
Kingdom of Spain 3.800% 01/31/17	EUR	245,000	357,745
New South Wales Treasury Corp. 6.000% 04/01/19	AUD	135,000	119,232

	Par (a)		Value
Pemex Project Funding Master Trust 5.750% 03/01/18		230,000	$232,559
Penerbangan Malaysia Bhd 5.625% 03/15/16		110,000	115,690
Province of British Columbia 5.700% 06/18/29	CAD	100,000	106,205
Queensland Treasury Corp. 6.000% 10/14/15	AUD	130,000	117,539
Republic of Argentina 8.280% 12/31/33		126,890	94,850
Republic of Colombia 7.375% 03/18/19		130,000	147,225
8.125% 05/21/24		145,000	171,825
9.750% 04/09/11		175,541	187,829
Republic of Finland 4.250% 07/04/15	EUR	120,000	184,782
Republic of France 4.000% 04/25/13	EUR	295,000	449,459
4.750% 10/25/12	EUR	275,000	425,922
5.500% 04/25/29	EUR	250,000	418,138
Republic of Hungary 4.750% 02/03/15		80,000	79,276
Republic of Indonesia 7.250% 04/20/15 (b)		110,000	122,650
10.375% 05/04/14 (b)		310,000	382,075
Republic of Italy 5.250% 08/01/17	EUR	450,000	719,955
Republic of Panama 8.875% 09/30/27		575,000	747,500
Republic of Peru 7.350% 07/21/25		100,000	114,500
8.375% 05/03/16		450,000	543,375
Republic of Philippines 6.375% 10/23/34		100,000	98,000
6.500% 01/20/20		190,000	205,675
8.875% 03/17/15		400,000	485,000
Republic of Poland 5.500% 10/25/19	PLN	490,000	161,303
5.625% 06/20/18	EUR	150,000	231,698
6.250% 10/24/15	PLN	1,850,000	654,512
Republic of South Africa 6.500% 06/02/14		150,000	164,250
13.000% 08/31/10	ZAR	576,666	80,937
13.000% 08/31/11	ZAR	576,667	84,617
Republic of Turkey 7.000% 09/26/16		180,000	198,900
7.375% 02/05/25		320,000	352,800
7.500% 07/14/17		90,000	102,150
Republic of Uruguay PIK, 7.875% 01/15/33		300,000	331,500
Republic of Venezuela 9.250% 09/15/27		570,000	416,100
9.250% 05/07/28		220,000	147,950

See Accompanying Notes to Financial Statements.

13

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)		Value
Russian Federation 7.500% 03/31/30		888,300	$1,002,669
12.750% 06/24/28		250,000	423,437
United Kingdom Treasury 5.000% 03/07/25	GBP	235,000	402,753
9.000% 07/12/11	GBP	20,000	36,196
United Mexican States 6.050% 01/11/40		240,000	230,712
11.375% 09/15/16		370,000	510,156
			21,110,815
U.S. Government Obligations—13.0%
U.S. Treasury Bonds 7.500% 11/15/24 (j)		1,310,000	1,751,306
8.750% 05/15/17 (j)		3,100,000	4,190,087
U.S. Treasury Notes 4.250% 09/30/12		950,000	1,019,469
5.000% 02/15/11 (j)		2,065,000	2,164,137
			9,124,999
Total Government & Agency Obligations (cost of $27,553,983)			30,235,814
MORTGAGE-BACKED SECURITIES—6.0%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26		53,015	60,850
Federal National Mortgage Association 4.000% 01/01/39		917,591	886,810
5.000% 09/01/37		944,918	970,953
6.000% 02/01/37		683,414	725,914
6.500% 11/01/36		1,486,143	1,594,817
Total Mortgage-Backed Securities (cost of $4,111,872)			4,239,344
ASSET-BACKED SECURITIES—1.1%
Equity One ABS, Inc. 4.205% 04/25/34 (01/01/10) (c)(d)		625,000	554,067
GMAC Mortgage Corp. 4.865% 09/25/34 (01/01/10) (c)(d)		413,156	240,794
Total Asset-Backed Securities (cost of $1,033,664)			794,861
MUNICIPAL BONDS—0.4%
California—0.4%
CA Cabazon Band Mission Indians Series 2004, 13.000% 10/01/11		350,000	222,617
CA Los Angeles Unified School District Series 2009, 5.750% 07/01/34		30,000	27,639

	Par (a)	Value
CA State Series 2009, 7.550% 04/01/39	10,000	$9,825
Total Municipal Bonds (cost of $390,777)		260,081
	Shares
COMMON STOCKS—0.0%
Industrials—0.0%
Building Materials—0.0%
Nortek, Inc. (k)	55	1,925
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (e)(k)(l)	2,000	—
Total Common Stocks (cost of $1,596)		1,925
PREFERRED STOCK—0.0%
Communications—0.0%
Media—0.0%
CMP Susquehanna Radio Holdings Corp., Series A (b)(e)(k)	2,891	29
Total Preferred Stock (cost of $29)		29
	Units
WARRANTS—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (b)(e)(k)(l)	95	—
Financials—0.0%
Banks—0.0%
CNB Capital Trust I Expires 03/23/19 (b)(e)(k)	3,304	33
Total Warrants (cost of $221)		33
	Shares
SECURITIES LENDING COLLATERAL—9.8%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.346%) (m)	6,931,615	6,931,615
Total Securities Lending Collateral (cost of $6,931,615)		6,931,615

See Accompanying Notes to Financial Statements.

14

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

	Par (a)	Value
SHORT-TERM OBLIGATION—2.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 12/31/11, market value of $2,052,275 (repurchase proceeds $2,010,000)	$2,010,000	$2,010,000
Total Short-Term Obligation (cost of $2,010,000)		2,010,000
Total Investments—108.3% (cost of $72,514,131) (n)		76,413,844
Obligation to Return Collateral for Securities Loaned—(9.8)%		(6,931,615)
Other Assets & Liabilities, Net—1.5%		1,046,928
Net Assets—100.0%		$70,529,157

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities, which are not illiquid except for the following, amounted to $9,215,257, which represents 13.1% of net assets.

Security	Acquisition Date	Par/Shares/ Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06- 09/27/06	$115,000	$116,050	$83,950
CMP Susquehanna Radio Holdings Corp., Series A, Preferred Stock	04/01/09	2,891	$29	$29
CNB Capital Trust I Expiring 03/23/19	04/01/09	3,304	$33	$33
Jazztel PLC Expiring 07/15/10	10/24/01	95	$187	$—
Local TV Finance LLC PIK, 9.250% 06/15/15	05/02/07- 12/15/09	$110,250	$103,908	$46,955
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	$100,000	$100,000	$90,500
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07- 10/04/07	$185,000	$187,703	$156,921
Snoqualmie Entertainment Authority 4.680% 02/01/14	01/23/07	$30,000	$30,000	$14,700
				$393,088

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2009.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2009, the value of these securities amounted to $5,462, which represents less than 0.1% of net assets.

(f)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of these securities amounted to $107,019, which represents 0.2% of net assets.

(g)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of this security was $45,325 which represents 0.1% of net assets.

(h)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(i)  Loan participation agreement.

(j)  All or a portion of this security was on loan at December 31, 2009. The total market value of securities on loan at December 31, 2009 is $6,777,395.

(k)  Non-income producing security.

(l)  Security has no value.

(m)  Investment made with cash collateral received from securities lending activity.

(n)  Cost for federal income tax purposes is $73,127,280.

See Accompanying Notes to Financial Statements.

15

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$2,972,758	$—	$2,972,758
Communications	—	6,149,461	5,400	6,154,861
Consumer Cyclical	—	3,706,415	—	3,706,415
Consumer Non-Cyclical	—	3,727,958	—	3,727,958
Energy	—	5,027,809	—	5,027,809
Financials	—	5,129,948	—	5,129,948
Industrials	—	2,933,315	—	2,933,315
Technology	—	607,006	—	607,006
Utilities	—	1,680,072	—	1,680,072
Total Corporate Fixed-Income Bonds & Notes	—	31,934,742	5,400	31,940,142
Government & Agency Obligations
Foreign Government Obligations	—	21,110,815	—	21,110,815
U.S. Government Obligations	9,124,999	—	—	9,124,999
Total Government & Agency Obligations	9,124,999	21,110,815	—	30,235,814
Total Mortgage- Backed Securities	—	4,239,344	—	4,239,344
Total Asset-Backed Securities	—	794,861	—	794,861
Total Municipal Bonds	—	260,081	—	260,081
Total Common Stocks	1,925	—	—	1,925
Total Preferred Stock	—	—	29	29
Total Warrants	—	—	33	33
Total Short-Term Obligation	—	2,010,000	—	2,010,000
Total Securities Lending Collateral	6,931,615	—	—	6,931,615
Total Investments	16,058,539	60,349,843	5,462	76,413,844
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	18,298	—	18,298
Value of Credit Default Swap Contracts	—	(7,268)	—	(7,268)
Total	$16,058,539	$60,360,873	$5,462	$76,424,874

See Accompanying Notes to Financial Statements.

16

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

The following table reconciles asset balances for the year ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Corporate Fixed-Income Bonds & Notes
Communications	$—	$—	$—	$(5,570)	$10,970	$—	$5,400
Consumer Cyclical	41,702	—	(201,379)	161,537	(1,860)	—	—
Common Stocks
Industrials	—	—	—	—	—	—	—
Preferred Stock
Communications	—	—	—	—	29	—	29
Warrants
Communications	—	—	—	—	—	—	—
Financials	—	—	—	—	33	—	33
	$41,702	$—	$(201,379)	$155,967	$9,172	$—	$5,462

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at December 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $5,570. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on December 31, 2009 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$286,708	$292,819	01/13/10	$6,111
EUR	480,236	490,634	01/13/10	10,398
EUR	5,734	5,813	01/15/10	79
EUR	599,216	598,033	01/20/10	(1,183)
EUR	358,383	357,725	01/20/10	(658)
EUR	354,797	352,975	01/27/10	(1,822)
JPY	348,995	354,368	01/27/10	5,373
				$18,298

At December 31, 2009, the Fund has entered into the following credit default swap contract:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Federative Republic of Brazil 12.250% 03/06/30	Buy	1.470%	09/20/14	$400,000	$—	$(7,268)

See Accompanying Notes to Financial Statements.

17

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

At December 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	45.3
Government & Agency Obligations	42.9
Mortgage-Backed Securities	6.0
Asset-Backed Securities	1.1
Municipal Bonds	0.4
Common Stocks	0.0	°
Preferred Stock	0.0	°
Warrants	0.0	°
	95.7
Securities Lending Collateral	9.8
Short-Term Obligation	2.8
Obligation to Return Collateral for Securities Loaned	(9.8)
Other Assets & Liabilities, Net	1.5
	100.0

° Rounds to less than 0.1%

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$72,514,131
Investments, at value (including securities on loan of $6,777,395)	$76,413,844
Cash	3,331
Unrealized appreciation on forward foreign currency exchange contracts	21,961
Receivable for:
Investments sold	155,980
Fund shares sold	50,745
Interest	1,111,700
Securities lending income	1,831
Foreign tax reclaims	69
Expense reimbursement due from investment advisor	13,890
Trustees' deferred compensation plan	24,037
Prepaid expenses	2,288
Total Assets	77,799,676
Liabilities
Collateral on securities loaned	6,931,615
Open credit default swap contract	7,268
Unrealized depreciation on forward foreign currency exchange contracts	3,663
Payable for:
Investments purchased	25,967
Fund shares repurchased	176,055
Investment advisory fee	36,146
Pricing and bookkeeping fees	6,513
Transfer agent fee	32
Trustees' fees	499
Audit fee	39,276
Custody fee	2,190
Distribution fees — Class B	6,537
Chief compliance officer expenses	158
Trustees' deferred compensation plan	24,037
Other liabilities	10,563
Total Liabilities	7,270,519
Net Assets	$70,529,157
Net Assets Consist of
Paid-in capital	$83,684,483
Undistributed net investment income	3,886,499
Accumulated net realized loss	(20,952,793)
Net unrealized appreciation (depreciation) on:
Investments	3,899,713
Foreign currency translations and forward foreign currency exchange contracts	18,523
Credit default swap contracts	(7,268)
Net Assets	$70,529,157
Class A
Net assets	$39,773,879
Shares outstanding	4,623,864
Net asset value per share	$8.60
Class B
Net assets	$30,755,278
Shares outstanding	3,592,044
Net asset value per share	$8.56

See Accompanying Notes to Financial Statements.

19

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Interest	$4,692,972
Dividends	772
Securities lending	45,617
Total Investment Income	4,739,361
Expenses
Investment advisory fee	420,447
Distribution fees — Class B	77,946
Transfer agent fee	310
Pricing and bookkeeping fees	81,972
Trustees' fees	18,316
Custody fee	22,133
Audit fee	44,948
Chief compliance officer expenses	596
Other expenses	38,823
Total Expenses	705,491
Fees waived or expenses reimbursed by investment advisor	(172,029)
Custody earnings credit	(3)
Net Expenses	533,459
Net Investment Income	4,205,902
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Foreign Currency Exchange Contracts and Credit Default Swap Contracts
Net realized loss on:
Investments	(3,230,476)
Foreign currency transactions and forward foreign currency exchange contracts	(441,214)
Credit default swap contracts	(947)
Net realized loss	(3,672,637)
Net change in unrealized appreciation (depreciation) on:
Investments	12,085,547
Foreign currency translations and forward foreign currency exchange contracts	265,824
Credit default swap contracts	(7,268)
Net change in unrealized appreciation (depreciation)	12,344,103
Net Gain	8,671,466
Net Increase Resulting from Operations	$12,877,368

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net assets	2009	2008
Operations
Net investment income	$4,205,902	$5,387,442
Net realized loss on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	(3,672,637)	(688,645)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and credit default swap contracts	12,344,103	(11,692,162)
Net increase (decrease) resulting from operations	12,877,368	(6,993,365)
Distributions to Shareholders
From net investment income:
Class A	(4,129,672)	(3,999,007)
Class B	(3,298,585)	(3,751,876)
Total distributions to shareholders	(7,428,257)	(7,750,883)
Net Capital Stock Transactions	(6,063,776)	(20,539,411)
Total decrease in net assets	(614,665)	(35,283,659)
Net Assets
Beginning of period	71,143,822	106,427,481
End of period	$70,529,157	$71,143,822
Undistributed net investment income at end of period	$3,886,499	$5,483,834

Capital Stock Activity
	Year Ended December 31,
	2009		2008
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	648,775	$5,338,442	121,409	$1,111,341
Distributions reinvested	524,070	4,129,672	458,602	3,999,007
Redemptions	(1,218,633)	(10,165,309)	(1,658,331)	(14,549,531)
Net decrease	(45,788)	(697,195)	(1,078,320)	(9,439,183)
Class B
Subscriptions	395,608	3,287,427	285,385	2,689,145
Distributions reinvested	420,202	3,298,585	431,250	3,751,876
Redemptions	(1,449,585)	(11,952,593)	(2,003,761)	(17,541,249)
Net decrease	(633,775)	(5,366,581)	(1,287,126)	(11,100,228)

See Accompanying Notes to Financial Statements.

21

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009		2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$8.01		$9.47	$9.70	$10.12	$9.96
Income from Investment Operations:
Net investment income (b)	0.51		0.53	0.55	0.59	0.61
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	1.04		(1.21)	0.01	0.09	(0.45)
Total from investment operations	1.55		(0.68)	0.56	0.68	0.16
Less Distributions to Shareholders:
From net investment income	(0.96)		(0.78)	(0.79)	(1.10)	—
Net Asset Value, End of Period	$8.60		$8.01	$9.47	$9.70	$10.12
Total return (c)(d)	20.40	%(e)	(7.81)%	6.07%	7.07%	1.61	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.65%		0.84%	0.82%	0.79%	0.76%
Waiver/Reimbursement	0.25%		—	—	—	—	%(g)
Net investment income (f)	6.11%		5.89%	5.69%	5.92%	6.06%
Portfolio turnover rate (h)	50%		28%	44%	42%	40%
Net assets, end of period (000s)	$39,774		$37,407	$54,416	$65,347	$83,586

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

22

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$7.98	$9.43	$9.67	$10.09	$9.95
Income from Investment Operations:
Net investment income (b)	0.49	0.51	0.53	0.57	0.58
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	1.03	(1.19)	—	0.08	(0.44)
Total from investment operations	1.52	(0.68)	0.53	0.65	0.14
Less Distributions to Shareholders:
From net investment income	(0.94)	(0.77)	(0.77)	(1.07)	—
Net Asset Value, End of Period	$8.56	$7.98	$9.43	$9.67	$10.09
Total return (c)(d)(e)	20.14%	(7.92)%	5.75%	6.84%	1.41%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.90%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.25%	0.09%	0.07%	0.04%	0.01%
Net investment income (f)	5.87%	5.73%	5.50%	5.71%	5.82%
Portfolio turnover rate (g)	50%	28%	44%	42%	40%
Net assets, end of period (000s)	$30,755	$33,737	$52,012	$53,550	$56,507

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

24

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund's derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate

25

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond reclassification, discount accretion/amortization on debt securities, paydown

26

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

reclassifications, expiring capital loss carryforwards and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,625,020	$9,454,097	$(11,079,117)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$7,428,257	$7,750,883
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$4,539,097	$—	$3,286,564

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$5,135,194
Unrealized depreciation	(1,848,630)
Net unrealized appreciation	$3,286,564

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$11,028,566
2013	159,225
2014	553,959
2016	2,414,912
2017	6,611,145
$20,767,807

Capital loss carryforwards of $11,079,118 expired during the year ended December 31, 2009.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $141,284 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise

27

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.65% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

28

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forward foreign currency exchange contracts and credit default swaps in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2009, the Fund entered into 246 forward foreign currency exchange contracts.

Credit Default Swaps—The Fund entered into credit default swap transactions as a protection buyer to reduce credit exposure to a given issuer or issuers.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

29

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended December 31, 2009, the Fund purchased credit default swaps with a notional amount of $400,000.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2009:

  Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation		Unrealized depreciation
on forward foreign		on forward foreign
currency exchange		currency exchange
contracts	$21,961	contracts	$(3,663)
Open credit default
	—	swap contract	(7,268)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2009:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign
	exchange
	rate risk	$(407,258)	$234,025
Credit Default Swap Contracts	Credit risk	(947)	(7,268)

Note 7. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $33,922,671 and $43,922,732, respectively, of which $2,023,070 and $9,070,020, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund.

30

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of December 31, 2009, the Fund had two shareholders that collectively held 87.3% of the Fund's shares outstanding.

On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

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Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2009

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

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Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

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Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including

37

information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Strategic Income Fund, Variable Series' performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Strategic Income Fund, Variable Series' total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

38

fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The

41

implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

42

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

43

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,

Steven E. Asher

44

Important Information About This Report

A description of the policies and procedures that Columbia Strategic Income Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/30317-1209 (02/10) 10-102450

Columbia Value and Restructuring Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2009 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

Columbia Value and Restructuring Fund, Variable Series seeks long-term capital appreciation.

David J. Williams has co-managed the fund since September 2008. Guy W. Pope and J. Nicholas Smith have co-managed the fund since February 2009.

Summary

For the 12-month period that ended December 31, 2009, the fund's Class A shares outdistanced the fund's benchmarks, the Russell 1000 Value Index and the S&P 500 Index,1 by a substantial margin. The fund's return also exceeded the average return of its peer group, the Lipper VUF Multi-Cap Value Funds Classification.2

Materials, energy investments propelled returns

The fund's heavy emphasis on materials and energy companies positioned to benefit from a global economic rebound were the most significant factors driving both absolute and relative performance. Eight of the top 10 individual contributors came from the materials and energy sectors. Brazilian oil corporation Petroleo Brasiliero (5.2% of net assets) made the biggest contribution, followed by global mining company Freeport-McMoRan Copper and Gold, coal company Alpha Natural Resources and chemical company Celanese (2.0%, 3.6% and 2.3% of net assets, respectively).

Financials holdings, such as investment banks Goldman Sachs and Morgan Stanley (2.0% and 1.5% of net assets, respectively), whose share prices had been beaten down during the credit crisis, also bolstered performance.

Riskier investments sold early

We sold some weak performers early in 2009 when we removed holdings that we thought carried the greatest risks, often because of heavy debt on their balance sheets. We redeployed assets into higher-quality companies whose stocks had become inexpensive in terms of relative valuation. Sales of companies such as CIT Group, which provides commercial lending and leasing services, and Smurfit-Stone Container, a manufacturer of packaging products, helped limit the damage. Nevertheless, these former investments were a drag on the fund's otherwise strong results. We reduced exposure to other disappointing investments, including W&T Offshore (0.3% of net assets), an oil and gas exploration and production company, and Nokia (0.4% of net assets), the Finnish telecommunications equipment company.

Focus remained on higher-quality opportunities

We maintained a consistent strategy throughout the year, emphasizing higher-quality companies that either were restructuring themselves or were candidates for restructuring. In particular, we focused on more cyclical companies. Consistent with our long-term discipline, portfolio turnover was relatively low.

Looking ahead with tempered optimism, increasing caution

We believe that the stock market has the potential to produce positive but modest returns in 2010 as rising corporate earnings, combined with investor optimism, stronger economic growth and lower mortgage rates, help propel prices higher in the early months of the year. However, the market ascent could be bumpy, and eventually limited by more restrictive monetary policy or higher interest rates. Over the longer term, our view is tempered by the potential for higher federal taxes, tougher regulatory policies, stricter trade policies as well as monetary policy. We think these potential changes in federal economic policy could quash overly optimistic expectations for the market in the second half of 2010. We also are worried about the potential for increasing inflation.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of its stock may not approach the value the managers has placed on it.

Holdings are disclosed as of December 31, 2009, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2009 (%)

	1-year	Life
Class A (09/02/08)	47.01	-10.82
Class B (09/02/08)	46.54	-11.10
Russell 1000 Value Index[1]	19.69	-10.51
S&P 500 Index[1]	26.46	-7.40

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/08	12/31/09
Class A	5.79	8.40
Class B	5.79	8.39

Performance of a $10,000 investment, 09/02/08 – 12/31/09

Annual operating expense ratio (%)*

Class A	4.56
Class B	4.81

Annual operating expense ratio after contractual waivers (%)*

Class A	0.86
Class B	1.11

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the indices. The returns for the indices and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1  Index performance for the life of the fund is from September 2, 2008.

2

Understanding Your Expenses

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/09 – 12/31/09	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,301.50	1,020.87	4.99	4.38	0.86
Class B	1,000.00	1,000.00	1,297.40	1,019.61	6.43	5.65	1.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

	Shares	Value
COMMON STOCKS—98.9%
Consumer Discretionary—4.7%
Household Durables—2.8%
Black & Decker Corp.	1,315	$85,251
Newell Rubbermaid, Inc.	2,263	33,968
		119,219
Multiline Retail—0.2%
Dollar General Corp. (a)	413	9,264
Specialty Retail—1.7%
TJX Companies, Inc.	2,015	73,648
Consumer Staples—7.1%
Food Products—1.2%
Dean Foods Co. (a)	1,920	34,637
Dole Food Co., Inc. (a)	1,308	16,232
		50,869
Personal Products—1.6%
Avon Products, Inc.	2,180	68,670
Tobacco—4.3%
Lorillard, Inc.	2,290	183,727
Energy—24.8%
Oil, Gas & Consumable Fuels—24.8%
Alpha Natural Resources, Inc. (a)	3,540	153,565
Anadarko Petroleum Corp.	1,610	100,496
Cloud Peak Energy, Inc. (a)	672	9,784
ConocoPhillips	1,790	91,415
CONSOL Energy, Inc.	2,760	137,448
Devon Energy Corp.	1,440	105,840
El Paso Corp.	2,527	24,841
Murphy Oil Corp.	635	34,417
Noble Energy, Inc.	1,210	86,176
PetroHawk Energy Corp. (a)	2,395	57,456
Petroleo Brasileiro SA, ADR	4,635	220,997
Rosetta Resources, Inc. (a)	1,441	28,719
W&T Offshore, Inc.	1,090	12,753
		1,063,907
Financials—15.8%
Capital Markets—6.0%
Apollo Investment Corp. (b)	2,525	24,064
Goldman Sachs Group, Inc.	505	85,264
Invesco Ltd.	3,535	83,037
Morgan Stanley	2,185	64,676
		257,041
Commercial Banks—2.0%
Banco Santander SA, ADR	1,534	25,219
PNC Financial Services Group, Inc.	1,145	60,445
		85,664
Diversified Financial Services—1.7%
JPMorgan Chase & Co.	1,705	71,047

	Shares	Value
Insurance—5.1%
ACE Ltd. (a)	2,210	$111,384
Loews Corp.	1,379	50,126
MetLife, Inc.	1,605	56,737
		218,247
Real Estate Investment Trusts (REITs)—1.0%
DiamondRock Hospitality Co.	2,890	24,478
Host Hotels & Resorts, Inc. (a)	1,606	18,742
		43,220
Health Care—5.5%
Biotechnology—0.4%
Talecris Biotherapeutics (a)	847	18,862
Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	1,135	66,602
Health Care Providers & Services—1.8%
AmerisourceBergen Corp.	3,010	78,471
Pharmaceuticals—1.7%
Bristol-Myers Squibb Co.	2,849	71,937
Industrials—14.7%
Aerospace & Defense—2.6%
AerCap Holdings NV (a)	3,184	28,847
United Technologies Corp.	1,185	82,251
		111,098
Airlines—1.5%
Copa Holdings SA, Class A	1,155	62,913
Construction & Engineering—0.8%
Aecom Technology Corp. (a)	1,235	33,962
Industrial Conglomerates—1.6%
Tyco International Ltd. (a)	1,880	67,078
Machinery—3.5%
AGCO Corp. (a)	2,129	68,852
Eaton Corp.	1,303	82,897
		151,749
Road & Rail—4.3%
Ryder System, Inc.	1,055	43,434
Union Pacific Corp.	2,205	140,900
		184,334
Trading Companies & Distributors—0.4%
RSC Holdings, Inc. (a)	2,500	17,600
Information Technology—8.0%
Communications Equipment—5.1%
CommScope, Inc. (a)	1,790	47,489
Harris Corp.	3,219	153,063
Nokia OYJ, ADR	1,395	17,926
		218,478
Computers & Peripherals—2.9%
International Business Machines Corp.	950	124,355

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

	Shares	Value
Materials—13.0%
Chemicals—4.4%
Celanese Corp., Series A	3,050	$97,905
Lanxess AG	1,200	45,170
PPG Industries, Inc.	755	44,198
		187,273
Metals & Mining—8.6%
Freeport-McMoRan Copper & Gold, Inc.	1,060	85,107
Grupo Mexico SAB de CV, Series B	33,771	77,083
Schnitzer Steel Industries, Inc., Class A	780	37,206
Southern Copper Corp.	3,195	105,148
Vale SA, ADR	2,191	63,605
		368,149
Telecommunication Services—4.2%
Diversified Telecommunication Services—0.6%
Windstream Corp.	2,300	25,277
Wireless Telecommunication Services—3.6%
America Movil SAB de CV, Series L, ADR	3,294	154,752
Utilities—1.1%
Electric Utilities—1.1%
Enel SpA	4,636	26,921
Entergy Corp.	270	22,097
		49,018
Total Common Stocks (cost of $4,576,899)		4,236,431
PREFERRED STOCK—0.2%
Financials—0.2%
Diversified Financial Services—0.2%
Citigroup, Inc., 7.500%	90	9,391
Total Preferred Stock (cost of $9,202)		9,391
CONVERTIBLE PREFERRED STOCK—0.2%
Financials—0.2%
Commercial Banks—0.2%
Wells Fargo & Co., 7.500% (a)	10	9,180
Total Convertible Preferred Stock (cost of $4,988)		9,180

	Par	Value
CONVERTIBLE BOND—0.8%
Consumer Cyclical—0.8%
Auto Manufacturers—0.8%
Ford Motor Co. 4.250% 11/15/16	$28,000	$35,105
Total Convertible Bond (cost of $28,517)		35,105
Total Investments—100.1% (cost of $4,619,606) (c)		4,290,107
Other Assets & Liabilities, Net—(0.1)%		(4,115)
Net Assets—100.0%		$4,285,992

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Closed-end Management Investment Company.

(c)  Cost for federal income tax purposes is $4,647,158.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$202,131	$—	$—	$202,131
Consumer Staples	303,266	—	—	303,266
Energy	1,063,907	—	—	1,063,907
Financials	675,219	—	—	675,219
Health Care	235,872	—	—	235,872
Industrials	628,734	—	—	628,734
Information Technology	342,833	—	—	342,833
Materials	510,252	45,170	—	555,422
Telecommunication Services	180,029	—	—	180,029
Utilities	22,097	26,921	—	49,018
Total Common Stocks	4,164,340	72,091	—	4,236,431
Total Preferred Stock	9,391	—	—	9,391
Total Convertible Preferred Stock	9,180	—	—	9,180
Total Convertible Bond	—	35,105	—	35,105
Total Investments	$4,182,911	$107,196	$—	$4,290,107

The Fund's assets assigned to Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

At December 31, 2009, The Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	24.8
Financials	16.2
Industrials	14.7
Materials	13.0
Information Technology	8.0
Consumer Staples	7.1
Health Care	5.5
Consumer Discretionary	4.7
Telecommunication Services	4.2
Utilities	1.1
99.3
Convertible Bond	0.8
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

Assets
Investments, at cost	$4,619,606
Investments, at value	$4,290,107
Cash	31,035
Receivable for:
Investments sold	1,158
Dividends	5,687
Interest	172
Foreign tax reclaims	105
Expense reimbursement due from investment advisor	18,639
Trustees' deferred compensation plan	2,905
Prepaid expenses	134
Total Assets	4,349,942
Liabilities
Payable for:
Investment advisory fee	2,151
Administration fee	822
Pricing and bookkeeping fees	3,532
Transfer agent fee	14
Trustees' fees	88
Audit fee	33,375
Custody fee	269
Distribution fees — Class B	447
Chief compliance officer expenses	152
Reports to shareholders	16,477
Trustees' deferred compensation plan	2,905
Other liabilities	3,718
Total Liabilities	63,950
Net Assets	$4,285,992
Net Assets Consist of
Paid-in capital	$5,072,448
Overdistributed net investment income	(2,024)
Accumulated net realized loss	(454,943)
Net unrealized appreciation (depreciation) on:
Investments	(329,499)
Foreign currency translations	10
Net Assets	$4,285,992
Class A
Net assets	$2,146,560
Shares outstanding	255,619
Net asset value per share	$8.40
Class B
Net assets	$2,139,432
Shares outstanding	254,852
Net asset value per share	$8.39

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Value and Restructuring Fund, Variable Series
For the Year Ended December 31, 2009

Investment Income
Dividends	$82,459
Interest	158
Foreign taxes withheld	(1,768)
Total Investment Income	80,849
Expenses
Investment advisory fee	20,547
Administration fee	5,137
Distribution fees — Class B	4,276
Transfer agent fee	46
Pricing and bookkeeping fees	42,014
Trustees' fees	12,406
Custody fee	3,072
Audit fee	36,167
Legal fees	9,359
Reports to shareholders	38,480
Chief compliance officer expenses	560
Other expenses	3,451
Total Expenses	175,515
Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(141,734)
Custody earnings credit	(5)
Net Expenses	33,776
Net Investment Income	47,073
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	(372,348)
Foreign currency transactions	(75)
Net realized loss	(372,423)
Net change in unrealized appreciation (depreciation) on:
Investments	1,690,178
Foreign currency translations	3
Net change in unrealized appreciation (depreciation)	1,690,181
Net Gain	1,317,758
Net Increase Resulting from Operations	$1,364,831

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Value and Restructuring Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Operations
Net investment income	$47,073	$22,371
Net realized loss on investments and foreign currency transactions	(372,423)	(81,540)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,690,181	(2,019,670)
Net increase (decrease) resulting from operations	1,364,831	(2,078,839)
Distributions to Shareholders
From net investment income:
Class A	(27,499)	(12,450)
Class B	(23,233)	(11,050)
Total distributions to shareholders	(50,732)	(23,500)
Net Capital Stock Transactions	50,732	5,023,500
Total increase in net assets	1,364,831	2,921,161
Net Assets
Beginning of period	2,921,161	—
End of period	$4,285,992	$2,921,161
Undistributed (overdistributed) net investment income at end of period	$(2,024)	$1,014
Cap Stock Activity

	Year Ended December 31, 2009		Period Ended December 31, 2008(a)
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	—	$—	250,000	$2,500,000
Distributions reinvested	3,359	27,499	2,260	12,450
Net increase	3,359	27,499	252,260	2,512,450
Class B
Subscriptions	—	—	250,000	2,500,000
Distributions reinvested	2,850	23,233	2,002	11,050
Net increase	2,850	23,233	252,002	2,511,050

(a)  The Fund commenced operations on September 2, 2008.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Value and Restructuring Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2009		Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$5.79		$10.00
Income from Investment Operations:
Net investment income (b)	0.10		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.62		(4.21)
Total from investment operations	2.72		(4.16)
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.05)
Net Asset Value, End of Period	$8.40		$5.79
Total return (c)(d)(e)	47.01%		(41.58	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.86	%(g)	0.86	%(h)(i)
Waiver/Reimbursement	4.13%		6.48	%(h)
Net investment income	1.50	%(g)	2.15	%(h)(i)
Portfolio turnover rate	17%		2	%(f)
Net assets, end of period (000s)	$2,147		$1,461

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Value and Restructuring Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2009		Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$5.79		$10.00
Income from Investment Operations:
Net investment income (b)	0.08		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.61		(4.21)
Total from investment operations	2.69		(4.17)
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.04)
Net Asset Value, End of Period	$8.39		$5.79
Total return (c)(d)(e)	46.54%		(41.64	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.11	%(g)	1.11	%(h)(i)
Waiver/Reimbursement	4.13%		6.48	%(h)
Net investment income	1.25	%(g)	1.90	%(h)(i)
Portfolio turnover rate	17%		2	%(f)
Net assets, end of period (000s)	$2,139		$1,460

(a)  Class B shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

Note 1. Organization

Columbia Value and Restructuring Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

12

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

13

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and nondeductible stock issuance expenses were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$621	$74	$(695)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$50,732	$23,500
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(357,051)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$328,817
Unrealized depreciation	(685,868)
Net unrealized depreciation	$(357,051)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$28,589
2017	387,207
Total	$415,796

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $11,595 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.60% of the Fund's average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

14

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets. Prior to January 12, 2009, Columbia voluntarily waived 0.05% of its administration fee.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to bear a portion of the Fund's expenses through April 30, 2010 so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.86% of the Fund's average daily net assets on an annualized basis.

Columbia is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery, if any.

At December 31, 2009, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring December 31:		Total Potential	Amount Recovered During the Year Ended
2012	2011	Recovery	12/31/09
$141,734	$71,425	$213,159	$—

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

15

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the month ended December 31, 2009 was $6.

Note 5. Custody Credit

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $664,367 and $558,804, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, the Fund had one shareholder that held 100.0% of the Fund's shares outstanding.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—Columbia Value and Restructuring Fund, Variable Series did not commence operations until after the events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain

16

Notes to Financial Statements (continued)

Columbia Value and Restructuring Fund, Variable Series / December 31, 2009

governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Value and Restructuring Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 2, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2010

18

Federal Income Tax Information (Unaudited)

96.50% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Value and Restructuring Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

20

Fund Governance (continued)

Columbia Value and Restructuring Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Interested Trustee

William E. Mayer[1] (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

21

Fund Governance (continued)

Columbia Value and Restructuring Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

22

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including

23

information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Value and Restructuring Fund, Variable Series' performance was in the fifth quintile (where the best performance would be in the first quintile) for the one-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Value and Restructuring Fund, Variable Series' total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the

24

fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

25

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

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13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client

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assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

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8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Value and Restructuring Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

SHC-42/30217-1209 (02/10) 10-102453

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$430,600	$438,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees for fiscal year ended December 31, 2008 also includes fees for the review of and provision of consent in connection with filing Form N-1A for three new series.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$64,400	$50,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$54,400	$42,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In both fiscal years 2009 and 2008, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$968,700	$1,070,600

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii)

certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2009 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$1,087,500	$1,163,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)   The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 19, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 19, 2010